Exhibit 99.1



                                                                EXECUTION COPY



==============================================================================



             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                  Depositor,


                          DLJ MORTGAGE CAPITAL, INC.,

                                    Seller,


                              FIRSTAR BANK, N.A.,

                                    Seller,


                      GREENPOINT MORTGAGE FUNDING, INC.,

                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,

                            Sellers and Servicers,


                                  RBMG, Inc.,

                                   Servicer,


                           OLYMPUS SERVICING, L.P.,

                        Servicer and Special Servicer,


                                      and


                        BANK ONE, NATIONAL ASSOCIATION,

                                    Trustee


                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 2001

                                  relating to

                  MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-33

==============================================================================

                               Table of Contents
                                                                                                                Page
                                                                                                                ----

                                                      ARTICLE I
                                                     DEFINITIONS


                                                     ARTICLE II
                            CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

   SECTION 2.01          Conveyance of Trust Fund................................................................55
   SECTION 2.02          Acceptance by the Trustee...............................................................58
   SECTION 2.03          Representations and Warranties of the Sellers and Servicers.............................59
   SECTION 2.04          Representations and Warranties of the Depositor as to the Mortgage Loans................62
   SECTION 2.05          Delivery of Opinion of Counsel in Connection with Substitutions.........................62
   SECTION 2.06          Issuance of Certificates................................................................62
   SECTION 2.07          REMIC Provisions........................................................................62
   SECTION 2.08          Covenants of each Servicer..............................................................67

                                                     ARTICLE III
                                   ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

   SECTION 3.01          Servicers to Service Mortgage Loans.....................................................68
   SECTION 3.02          Subservicing; Enforcement of the Obligations of Subservicers............................69
   SECTION 3.03          Special Serviced Mortgage Loans.........................................................70
   SECTION 3.04          Trustee to Act as Servicer..............................................................70
   SECTION 3.05          Collection of Mortgage Loans; Collection Accounts; Certificate Account..................71
   SECTION 3.06          Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow
                         Accounts; Payments of Taxes, Insurance and Other Charges................................74
   SECTION 3.07          Access to Certain Documentation and Information Regarding the Mortgage Loans;
                         Inspections.............................................................................75
   SECTION 3.08          Permitted Withdrawals from the Collection Accounts and Certificate Account..............76
   SECTION 3.09          Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty
                         Insurance Policy; Claims; Restoration of Mortgaged Property.............................77
   SECTION 3.10          Enforcement of Due-on-Sale Clauses; Assumption Agreements...............................81
   SECTION 3.11          Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.........82
   SECTION 3.12          Trustee to Cooperate; Release of Mortgage Files.........................................86
   SECTION 3.13          Documents, Records and Funds in Possession of a Servicer to be Held for the Trustee.....86
   SECTION 3.14          Servicing Fee...........................................................................87
   SECTION 3.15          Access to Certain Documentation.........................................................87
   SECTION 3.16          Annual Statement as to Compliance.......................................................88
   SECTION 3.17          Annual Independent Public Accountants' Servicing Statement; Financial Statements........88
   SECTION 3.18          Maintenance of Fidelity Bond and Errors and Omissions Insurance.........................89

                                                     ARTICLE IV
                                    PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

   SECTION 4.01          Priorities of Distribution..............................................................90
   SECTION 4.02          Allocation of Losses...................................................................104
   SECTION 4.03          Policy Matters.........................................................................105
   SECTION 4.04          Monthly Statements to Certificateholders...............................................110
   SECTION 4.05          Servicer to Cooperate..................................................................112
   SECTION 4.06          Cross-Collateralization; Adjustments to Available Funds................................112
   SECTION 4.07          Distributions in Reduction of the Class I-A-10 OR CLASS I-A-11 Certificates............113

                                                      ARTICLE V
                                               ADVANCES BY A SERVICER

   SECTION 5.01          Advances by a Servicer.................................................................118



                                                         i


                                                 TABLE OF CONTENTS
                                                    (Continued)
                                                                                                                Page
                                                                                                                ----

                                                     ARTICLE VI
                                                  THE CERTIFICATES

   SECTION 6.01          The Certificates.......................................................................119
   SECTION 6.02          Registration of Transfer and Exchange of Certificates..................................119
   SECTION 6.03          Mutilated, Destroyed, Lost or Stolen Certificates......................................125
   SECTION 6.04          Persons Deemed Owners..................................................................125
   SECTION 6.05          Access to List of Certificateholders' Names and Addresses..............................125
   SECTION 6.06          Maintenance of Office or Agency........................................................126
   SECTION 6.07          Book-Entry Certificates................................................................126
   SECTION 6.08          Notices to Clearing Agency.............................................................127
   SECTION 6.09          Definitive Certificates................................................................127

                                                     ARTICLE VII
                         THE DEPOSITOR, THE SELLERS, THE SERVICERS AND THE SPECIAL SERVICER

   SECTION 7.01          Liabilities of the Sellers, the Depositor, the Master Servicer, the Servicers or the
                         Special Servicer.......................................................................128
   SECTION 7.02          Merger or Consolidation of the Depositor, the Sellers, or the Servicers................128
   SECTION 7.03          Limitation on Liability of the Depositor, the Sellers, and the Servicers and Others....129
   SECTION 7.04          Servicer Not to Resign; Transfer of Servicing..........................................129
   SECTION 7.05          Sellers and Servicers May Own Certificates.............................................130

                                                    ARTICLE VIII
                                                       DEFAULT

   SECTION 8.01          Events of Default......................................................................131
   SECTION 8.02          Trustee to Act; Appointment of Successor...............................................132
   SECTION 8.03          Notification to Certificateholders.....................................................134
   SECTION 8.04          Waiver of Events of Default............................................................134

                                                     ARTICLE IX
                                               CONCERNING THE TRUSTEE

   SECTION 9.01          Duties of Trustee......................................................................135
   SECTION 9.02          Certain Matters Affecting the Trustee..................................................136
   SECTION 9.03          Trustee Not Liable for Certificates or Mortgage Loans..................................138
   SECTION 9.04          Trustee May Own Certificates...........................................................138
   SECTION 9.05          Trustee's Fees and Expenses............................................................138
   SECTION 9.06          Eligibility Requirements for Trustee...................................................139
   SECTION 9.07          Resignation and Removal of Trustee.....................................................139
   SECTION 9.08          Successor Trustee......................................................................140
   SECTION 9.09          Merger or Consolidation of Trustee.....................................................141
   SECTION 9.10          Appointment of Co-Trustee or Separate Trustee..........................................141
   SECTION 9.11          Office of the Trustee..................................................................142

                                                      ARTICLE X
                                                      RESERVED


                                                     ARTICLE XI
                                                     TERMINATION

   SECTION 11.01         Termination upon Liquidation or Repurchase of all Mortgage Loans.......................152
   SECTION 11.02         Procedure Upon Optional Termination....................................................153

                                      ii

                                                 TABLE OF CONTENTS
                                                    (Continued)
                                                                                                                Page
                                                                                                                ----

   SECTION 11.03         Additional Termination Requirements....................................................154

                                                     ARTICLE XII
                                              MISCELLANEOUS PROVISIONS

   SECTION 12.01         Amendment..............................................................................155
   SECTION 12.02         Recordation of Agreement; Counterparts.................................................156
   SECTION 12.03         Governing Law..........................................................................156
   SECTION 12.04         Intention of Parties...................................................................156
   SECTION 12.05         Notices................................................................................158
   SECTION 12.06         Severability of Provisions.............................................................159
   SECTION 12.07         Limitation on Rights of Certificateholders.............................................159
   SECTION 12.08         Certificates Nonassessable and Fully Paid..............................................160
   SECTION 12.09         Protection of Assets...................................................................160



                                                 TABLE OF CONTENTS
                                                      Contents
                                                                                                                Page
                                                                                                                ----

                                                      EXHIBITS

Exhibit A:        Form of Class A Certificate...................................................................A-1
Exhibit B:        Form of Class M Certificate...................................................................B-1
Exhibit C:        Form of Class D-B Certificate.................................................................C-1
Exhibit D:        Form of Class AR Certificate..................................................................D-1
Exhibit E:        Form of Class X Certificate...................................................................E-1
Exhibit F:        Form of Class A-P Certificate.................................................................F-1
Exhibit G:        Form of Servicer Information..................................................................G-1
Exhibit H:        [Reserved]....................................................................................H-1
Exhibit I:        Form of Trust Receipt and Initial Certification of Trustee....................................I-1
Exhibit J:        Form of Trust Receipt and Final Certification of Trustee......................................J-1
Exhibit K:        Form of Request for Release...................................................................K-1
Exhibit L:        Form of Transferor Certificate................................................................L-1
Exhibit M-1:      Form of Investment Letter.....................................................................M-1
Exhibit M-2:      Form of Rule 144A Letter......................................................................M-2
Exhibit N:        Form of Investor Transfer Affidavit and Agreement.............................................N-1
Exhibit O:        Form of Transfer Certificate..................................................................O-1
Exhibit P:        Form of Escrow Account Certificate............................................................P-1
Exhibit Q:        Form of Escrow Account Letter.................................................................Q-1
Exhibit R:        Form of Certificate Insurance Policy..........................................................R-1
Exhibit S:        Form of RMIC PMI Policy.......................................................................S-1


                                                      SCHEDULES

Schedule I:       Mortgage Loan Schedule........................................................................I-1
Schedule II:      Representations and Warranties of the Sellers/Servicers......................................II-1
Schedule III:     Representations and Warranties as to the Mortgage Loans.....................................III-1
Schedule IV:      RMIC PMI Mortgage Loans......................................................................IV-1
Schedule V:       Aggregate PAC Schedule for Class II-A-1, Class II-A-3, Class II-A-24
                     and Class II-A-27 Certificates.............................................................V-1
Schedule VI:      Aggregate PAC Schedule for Class II-A-7 Certificates.........................................VI-1
Schedule VII:     Aggregate PAC Schedule for Class II-A-15 Certificates.......................................VII-1
Schedule VIII:    Aggregate TAC Schedule for Class II-A-7 and TAC Certificates...............................VIII-1



                                                         iv


          THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2001, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), DLJ Mortgage Capital, Inc. ("DLJMC"), a Delaware corporation, as a seller (a "Seller"), FIRSTAR BANK, N.A., a national banking association, as a seller (a "Seller"), WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. ("WMMSC"), a Delaware corporation, in its capacity as a seller (a "Seller") and in its capacity as a servicer (a "Servicer"), GREENPOINT MORTGAGE FUNDING, INC. ("GreenPoint"), a New York corporation, in its capacity as a seller (a "Seller") and in its capacity as a servicer (a "Servicer"), RBMG, Inc., a Delaware corporation, as a servicer (a "Servicer"), OLYMPUS SERVICING, L.P. ("Olympus"), a Delaware limited partnership, in its capacity as a servicer (a "Servicer") and in its capacity as the special servicer (the "Special Servicer") and Bank One, National Association, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will elect that the Trust Fund (except for the Class I-A-3 Reserve Fund) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower Tier REMIC," the "Middle Tier REMIC," and the "Master REMIC," respectively). Each Certificate, other than the Class AR Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class AR Certificate represents ownership of the sole class of residual interest in the Lower Tier REMIC, the Middle Tier REMIC, and the Master REMIC. The Master REMIC will hold as assets the several classes of uncertificated Middle Tier REMIC Interests (other than the Class MT-AR Interest). The Middle Tier REMIC will hold as assets the several classes of uncertificated Lower Tier REMIC Interests (other than the Class LT-AR Interest). Each Lower Tier REMIC Interest (other than the Class LT-AR Interest) is hereby designated as a regular interest in the Lower Tier REMIC. Each Middle Tier REMIC Interest (other than the Class MT-AR Interest) is hereby designated as a regular interest in the Middle Tier REMIC. The Lower Tier REMIC will hold as assets all property of the Trust Fund . The latest possible maturity date of all REMIC regular interests created herein shall be the Latest Possible Maturity Date.

          The following table specifies the class designation, interest rate, and principal amount for each class of Lower Tier REMIC Interests:

                          Lower Tier REMIC Interests
                          -------------------------=

------------------------- ---------------------- -----------------------
Lower Tier REMIC              Initial Class
Class Designation           Principal Balance     Class Interest Rate
-----------------           -----------------     -------------------
------------------------- ---------------------- -----------------------
LT-I-P&I                                    (1)          6.50%
------------------------- ---------------------- -----------------------
LT-I-PO                              $1,804,462           (2)
------------------------- ---------------------- -----------------------
LT-I-IO                                     (3)           (4)
------------------------- ---------------------- -----------------------
LT-I-IP                                     (5)           (2)
------------------------- ---------------------- -----------------------
LT-II-P&I                                   (6)          6.25%
------------------------- ---------------------- -----------------------
LT-II-PO                            $19,832,359           (2)
------------------------- ---------------------- -----------------------
LT-II-IO                                    (3)           (7)
------------------------- ---------------------- -----------------------
LT-II-IP                                    (8)           (2)
------------------------- ---------------------- -----------------------
LT-III-1-P&I                                (9)          7.25%
------------------------- ---------------------- -----------------------
LT-III-1-IO                                 (3)           (10)
------------------------- ---------------------- -----------------------
LT-III-1-IP                                (11)           (2)
------------------------- ---------------------- -----------------------
LT-III-2-P&I                               (12)          6.25%
------------------------- ---------------------- -----------------------
LT-III-2-PO                      $5,658,963(13)           (2)
------------------------- ---------------------- -----------------------
LT-III-2-IO                                 (3)           (14)
------------------------- ---------------------- -----------------------
LT-III-2-IP                                (15)           (2)
------------------------- ---------------------- -----------------------
LT-IV-P&I                                  (16)          6.50%
------------------------- ---------------------- -----------------------
LT-IV-PO                               $365,446           (2)
------------------------- ---------------------- -----------------------

------------------------- ---------------------- -----------------------
Lower Tier REMIC              Initial Class
Class Designation           Principal Balance     Class Interest Rate
-----------------           -----------------     -------------------
------------------------- ---------------------- -----------------------
LT-IV-IO                                    (3)           (17)
------------------------- ---------------------- -----------------------
LT-IV-IP                                   (18)           (2)
------------------------- ---------------------- -----------------------
LT-AR                                      (19)           (19)
------------------------- ---------------------- -----------------------

(1) The Initial Principal Balance of the Class LT-I-P&I Interest is (a) the principal balance of the Group I Mortgage Loans minus (b) the amount of the Class LT-I-PO Interest and the amount of the Class LTR-I-IP Interest.

(2) This Class of  Lower Tier Interest does not pay any interest.

(3) This Class of  Lower Tier Interest does not pay any principal.

(4) The Class LT-I-IO Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on each Premium Rate Mortgage Loan in Group I. Specifically, for each related Distribution Date, the Class LT-I-IO Interest is entitled to interest accruals on each Group I Premium Rate Mortgage Loan in excess of a Net Mortgage Rate of 6.50% per annum.

(5) The initial principal balance of the Class LT-IP Interest is the Class I-P Fraction of the Class I-P Mortgage Loans.

(6) The Initial Principal Balance of the Class LT-II-P&I Interest is (a) the principal balance of the Group II Mortgage Loans minus (b) the amount of the Class LT-II-PO Interest and the amount of the Class LT-II-IP Interest.

(7) The Class LT-II-IO Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on each Premium Rate Mortgage Loan in Group II. Specifically, for each related Distribution Date, the Class LT-II-IO Interest is entitled to interest accruals on each Group II Premium Rate Mortgage Loan in excess of a Net Mortgage Rate of 6.25% per annum.

(8) The initial principal balance of the Class LT-II-IP Interest is the Class II-P Fraction of the Class II-P Mortgage Loans.

(9) The Initial Principal Balance of the Class LT-III-1-P&I Interest is (a) the principal balance of the Group III-1 Mortgage Loans minus (b) the amount of the Class LT-III-1-IP Interest.

(10) The Class LT-III-1-IO Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on each Premium Rate Mortgage Loan in Group III-1. Specifically, for each related Distribution Date, the Class LT-III-1-IO Interest is entitled to interest accruals on each Group
III-1 Premium Rate Mortgage Loan in excess of a Net Mortgage Rate of 7.25% per annum.

(11) The initial principal balance of the Class LT-III-1-IP Interest is the Class III-P Fraction of the Class III-1-P Mortgage Loans.

(12) The Initial Principal Balance of the Class LT-III-2-P&I Interest is (a) the principal balance of the Group III-2 Mortgage Loans minus (b) the amount of the Class LT-III-2-PO Interest and the amount of the Class LT-III-2-IP Interest.

(13) The Class LT-III-2-PO relates solely to the Group III-2 Mortgage Loans.

(14) The Class LT-III-2-IO Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on each Premium Rate Mortgage Loan in Group III-2. Specifically, for each related Distribution Date, the Class LT-II-IO Interest is entitled to interest accruals on each Group III-2 Premium Rate Mortgage Loan in excess of a Net Mortgage Rate of 6.75% per annum.

(15) The initial principal balance of the Class LT-III-2-IP Interest is the Class III-P Fraction of the Class III-2-P Mortgage Loans.

(16) The Initial Principal Balance of the Class LT-IV-P&I Interest is (a) the principal balance of the Group IV Mortgage Loans minus (b) the amount of the Class LT-IV-PO Interest and the amount of the Class LT-IV-IP Interest.

(17) The Class LT-IV-IO Interest is entitled to receive on each Distribution Date a specified portion of the interest payable on each Premium Rate Mortgage Loan in Group IV. Specifically, for each related Distribution Date, the Class LT-IV-IO Interest is entitled to interest accruals on each Group IV Premium Rate Mortgage Loan in excess of a Net Mortgage Rate of 6.50% per annum.

(18) The initial principal balance of the Class LT-IV-IP Interest is the Class IV-P Fraction of the Class IV-P Mortgage Loans.

(19) The Class LT-AR Interest is the sole class of residual interest in the Lower Tier REMIC. It does not pay any interest or principal.

     On each Distribution Date, the Trustee will allocate the losses on, and distribute the principal on the Group I Mortgage Loans among the Class LT-I-PO Interest, the Class LT-I-IP Interest, and the Class LT-I-P&I Interest, in the same manner that such items are allocated to or distributed, respectively among the Class I-A-11 Certificates, the Group I component of the Class A-P Certificates and the remaining Group I Certificates.

     On each Distribution Date, the Trustee will allocate the losses on, and distribute the principal on the Group II Mortgage Loans among the Class LT-II-PO Interest, the Class LT-II-IP Interest, and the Class LT-II-P&I Interest, in the same manner that such items are allocated to or distributed, respectively among the Class II-A-6 Certificates, the Group II component of the Class A-P Certificates and the remaining Group II Certificates.

     On each Distribution Date, the Trustee will allocate the losses on, and distribute the principal on the Group III-1 Mortgage Loans between the Class LT-III-1-IP Interest, and the Class LT-III-1-P&I Interest, in the same manner that such items are allocated to or distributed, respectively between the Group III-1 component of the Class A-P Certificates and the remaining Group III Certificates.

     On each Distribution Date, the Trustee will allocate the losses on, and distribute the principal on the Group III-2 Mortgage Loans among the Class LT-III-2-PO Interest, the Class LT-III-2-IP Interest, and the Class LT-III-2-P&I Interest, in the same manner that such items are allocated to or distributed, respectively among the Class III-A-5 Certificates, the Group III-2 component of the Class A-P Certificates and the remaining Group III Certificates.

     On each Distribution Date, the Trustee will allocate the losses on, and distribute the principal on the Group IV Mortgage Loans among the Class LT-IV-PO Interest, the Class LT-IV-IP Interest, and the Class LT-IV-P&I Interest, in the same manner that such items are allocated to or distributed, respectively among the Class IV-P Certificates, the Group IV component of the Class A-P Certificates and the remaining Group IV Certificates.

     On each Distribution date, interest is payable on each Lower Tier REMIC Interest at the rates shown above.

     Middle Tier REMIC Interests
     ---------------------------

------------------ ------------------- --------------------- -------------------
Middle Tier REMIC     Initial Class                          Corresponding Class
Class Designation   Principal Balance   Class Interest Rate    of Certificates
------------------  -----------------   -------------------  -------------------
------------------ ------------------- --------------------- -------------------
MT-I-A-1                 $101,785,000          6.50%                  I-A-1
------------------ ------------------- --------------------- -------------------
MT-I-A-2                   $2,948,000          7.25%                  I-A-2
------------------ ------------------- --------------------- -------------------
MT-I-A-3                  $31,000,000          6.44%                  I-A-3
                                                                    I-A-12 (1)
------------------ ------------------- --------------------- -------------------
MT-I-A-4                  $43,294,032          6.50%                   I-A-4
------------------ ------------------- --------------------- -------------------
MT-I-A-5                   $2,292,000          7.00%                   I-A-5
------------------ ------------------- --------------------- -------------------
MT-I-A-6                   $5,848,000          7.00%                   I-A-6
------------------ ------------------- --------------------- -------------------

------------------ ------------------- --------------------- -------------------
Middle Tier REMIC     Initial Class                          Corresponding Class
Class Designation   Principal Balance   Class Interest Rate    of Certificates
------------------  -----------------   -------------------  -------------------
------------------ ------------------- --------------------- -------------------
MT-I-A-7                   $2,471,000          7.00%                   I-A-7
------------------ ------------------- --------------------- -------------------
MT-I-A-8                   $4,451,000          7.00%                   I-A-8
------------------ ------------------- --------------------- -------------------
MT-I-A-9                   $2,948,000          6.75%                   I-A-9
------------------ ------------------- --------------------- -------------------
MT-I-A-10                 $17,131,000          6.50%                  I-A-10
------------------ ------------------- --------------------- -------------------
MT-I-A-11                  $1,804,462           (2)                   I-A-11
------------------ ------------------- --------------------- -------------------
MT-I-A-13                    $350,000          6.75%                  I-A-13
------------------ ------------------- --------------------- -------------------
MT-I-A-14                    $350,000          6.75%                  I-A-14
------------------ ------------------- --------------------- -------------------
MT-I-A-15                    $350,000          6.75%                  I-A-15
------------------ ------------------- --------------------- -------------------
MT-I-A-16                    $350,000          6.75%                  I-A-16
------------------ ------------------- --------------------- -------------------
MT-I-A-17                    $300,000          6.75%                  I-A-17
------------------ ------------------- --------------------- -------------------
MT-I-A-18                    $300,000          6.75%                  I-A-18
------------------ ------------------- --------------------- -------------------
MT-I-A-19                    $300,000          6.75%                  I-A-19
------------------ ------------------- --------------------- -------------------
MT-I-A-20                    $300,000          6.75%                  I-A-20
------------------ ------------------- --------------------- -------------------
MT-I-A-21                    $300,000          6.75%                  I-A-21
------------------ ------------------- --------------------- -------------------
MT-I-A-22                    $300,000          6.75%                  I-A-22
------------------ ------------------- --------------------- -------------------
MT-I-A-23                    $300,000          6.75%                  I-A-23
------------------ ------------------- --------------------- -------------------
MT-I-A-24                    $300,000          6.75%                  I-A-24
------------------ ------------------- --------------------- -------------------
MT-I-A-25                    $300,000          6.75%                  I-A-25
------------------ ------------------- --------------------- -------------------
MT-I-A-26                    $300,000          6.75%                  I-A-26
------------------ ------------------- --------------------- -------------------
MT-I-A-27                    $300,000          6.75%                  I-A-27
------------------ ------------------- --------------------- -------------------
MT-I-A-28                    $300,000          6.75%                  I-A-28
------------------ ------------------- --------------------- -------------------
MT-I-A-29                $106,960,000          6.50%                  I-A-29
------------------ ------------------- --------------------- -------------------
MT-I-A-30                $106,960,000          6.50%                  I-A-30
------------------ ------------------- --------------------- -------------------
MT-I-A-31                    $217,000          6.50%                  I-A-31
------------------ ------------------- --------------------- -------------------
MT-II-A-1                $104,500,000          6.25%                  II-A-1
                                                                     II-A-2(3)
------------------ ------------------- --------------------- -------------------
MT-II-A-3                 $76,596,000          6.25%                  II-A-3
                                                                     II-A-2(4)
------------------ ------------------- --------------------- -------------------
MT-II-A-4                 $54,321,000          6.25%                  II-A-4
------------------ ------------------- --------------------- -------------------
MT-II-A-5                  $7,109,703          6.75%                  II-A-5
------------------- ------------------- -------------------- -------------------
MT-II-A-6                 $19,832,359           (2)                   II-A-6
------------------- ------------------- -------------------- -------------------
MT-II-A-7                 $50,815,000          6.75%                  II-A-7
------------------- ------------------- -------------------- -------------------
MT-II-A-8                 $33,170,000          6.75%                  II-A-8
------------------- ------------------- -------------------- -------------------
MT-II-A-9                 $13,355,000          6.75%                  II-A-9
------------------- ------------------- -------------------- -------------------
MT-II-A-10                 $1,404,000          6.75%                 II-A-10
------------------- ------------------- -------------------- -------------------
MT-II-A-11                $10,445,000          6.75%                 II-A-11
------------------- ------------------- -------------------- -------------------
MT-II-A-12                 $4,000,000          6.75%                 II-A-12
------------------- ------------------- -------------------- -------------------
MT-II-A-13                $11,637,000          6.75%                 II-A-13
------------------- ------------------- -------------------- -------------------
MT-II-A-14                 $1,214,000          6.75%                 II-A-14
------------------- ------------------- -------------------- -------------------
MT-II-A-15                 $6,806,000          6.75%                 II-A-15
------------------- ------------------- -------------------- -------------------
MT-II-A-16                 $6,300,000          6.75%                 II-A-16
------------------- ------------------- -------------------- -------------------
MT-II-A-17                 $2,139,000          6.75%                 II-A-17
------------------- ------------------- -------------------- -------------------
MT-II-A-18                 $5,000,000          6.50%                 II-A-18
------------------- ------------------- -------------------- -------------------
MT-II-A-19                 $7,644,000          7.00%                 II-A-19
------------------- ------------------- -------------------- -------------------
MT-II-A-20                 $2,271,602          6.25%                 II-A-20
------------------- ------------------- -------------------- -------------------
MT-II-A-21                $26,877,000          7.00%                 II-A-21
------------------- ------------------- -------------------- -------------------
MT-II-A-22                 $8,304,000          7.00%                 II-A-22
------------------- ------------------- -------------------- -------------------
MT-II-A-23                $12,790,000          7.00%                 II-A-23
------------------- ------------------- -------------------- -------------------
MT-II-A-24                $77,722,000          6.25%                 II-A-24
                                                                     II-A-2(5)
------------------- ------------------- -------------------- -------------------
MT-II-A-25                 $2,187,500           (6)                  II-A-25
------------------- ------------------- -------------------- -------------------

------------------ ------------------- --------------------- -------------------
Middle Tier REMIC     Initial Class                          Corresponding Class
Class Designation   Principal Balance   Class Interest Rate    of Certificates
------------------  -----------------   -------------------  -------------------
------------------ ------------------- --------------------- -------------------
MT-II-A-26                   $312,500           (7)                  II-A-26
------------------- ------------------- -------------------- -------------------
MT-II-A-27                $12,623,000          6.25%                 II-A-27
------------------- ------------------- -------------------- -------------------
MT-II-A-28                 $5,738,405           (8)                  II-A-28
------------------- ------------------- -------------------- -------------------
MT-II-A-29                   $819,773           (9)                  II-A-29
------------------- ------------------- -------------------- -------------------
MT-III-A-1                $75,489,338          6.25%                 III-A-1
------------------- ------------------- -------------------- -------------------
MT-III-A-2                 $4,342,000          7.25%                 III-A-2
------------------- ------------------- -------------------- -------------------
MT-III-A-3                $60,391,469          8.50%                 III-A-3
                                                                    III-A-4(10)
------------------- ------------------- -------------------- -------------------
MT-III-A-5                 $5,658,963           (2)                  III-A-5
------------------- ------------------- -------------------- -------------------
MT-III-A-6                 $4,031,000          7.25%                 III-A-6
------------------- ------------------- -------------------- -------------------
MT-III-A-7                 $3,180,000          7.25%                 III-A-7
------------------- ------------------- -------------------- -------------------
MT-III-B-1                 $2,323,634           (11)                 III-B-1
------------------- ------------------- -------------------- -------------------
MT-III-B-2                 $1,282,004           (11)                 III-B-2
------------------- ------------------- -------------------- -------------------
MT-III-B-3                   $560,876           (11)                 III-B-3
------------------- ------------------- -------------------- -------------------
MT-III-B-4                    400,626           (11)                 III-B-4
------------------- ------------------- -------------------- -------------------
MT-III-B-5                   $320,501           (11)                 III-B-5
------------------- ------------------- -------------------- -------------------
MT-III-B-6                $320,503.53           (11)                 III-B-6
------------------- ------------------- -------------------- -------------------
MT-III-X                         (12)           (13)                  III-X
------------------- ------------------- -------------------- -------------------
MT-III-$100                      $100          6.50%                   AR
------------------- ------------------- -------------------- -------------------
MT-IV-A-1                 $49,046,897          6.50%                  IV-A-1
------------------- ------------------- -------------------- -------------------
MT-IV-P                      $365,446           (2)                    IV-P
------------------- ------------------- -------------------- -------------------
MT-IV-X                          (12)           (14)                   IV-X
------------------- ------------------- -------------------- -------------------
MT-A-P                     $4,099,991           (2)                   A-P(15)
------------------- ------------------- -------------------- -------------------
MT-A-X                           (12)           (16)                    A-X
------------------- ------------------- -------------------- -------------------
MT-CB-1                   $15,775,603           (17)                   CB-1
------------------- ------------------- -------------------- -------------------
MT-CB-2                    $8,703,726           (17)                   CB-2
------------------- ------------------- -------------------- -------------------
MT-CB-3                    $3,807,880           (17)                   CB-3
------------------- ------------------- -------------------- -------------------
MT-CB-4                    $2,719,914           (17)                   CB-4
------------------- ------------------- -------------------- -------------------
MT-CB-5                    $2,175,931           (17)                   CB-5
------------------- ------------------- -------------------- -------------------
MT-CB-6                 $2,175,934.81           (17)                   CB-6
------------------- ------------------- -------------------- -------------------
MT-AR                            (18)           (18)                    AR
------------------- ------------------- -------------------- -------------------

          (1) The Class I-A-12 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the Class MT-I-A-3 Interest. Specifically, for each related Distribution Date, the Class I-A-12 Certificates are entitled to interest accruals on the Class MT-I-A-1 Interest at a rate of .09% per annum.

          (2) This Class of Middle Tier Interest does not pay any interest.

          (3) The Class II-A-2 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the Class MT-II-A-1 Interest. Specifically, for each related Distribution Date, the Class II-A-2 Certificates are entitled to interest accruals on the Class MT-II-A-1 Interest at a rate of 1.25% per annum.

          (4) The Class II-A-2 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the Class MT-II-A-3 Interest. Specifically, for each related Distribution Date, the Class II-A-2 Certificates are entitled to interest accruals on the Class MT II-A-3 Interest at a rate of .20% per annum.

          (5) The Class II-A-2 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the Class MT-II-A-24 Interest. Specifically, for each related Distribution Date, the

Class II-A-2 Certificates are entitled to interest accruals on the Class MT-II-A-24 Interest at a rate of .75% per annum.

          (6) On each Distribution Date, the Class MT-II-A-25 Interest pays interest at a per annum rate equal to LIBOR plus 1.50% capped at 8.00%.

          (7) On each Distribution Date, the Class MT-II-A-26 Interest pays interest at a per annum rate equal to 45.500% minus (7 times LIBOR), but no less than 0.00%.

          (8) On each Distribution Date, the Class MT-II-A-28 Interest pays interest at a per annum rate equal to LIBOR plus 1.50% capped at 8.00%.

          (9) On each Distribution Date, the Class MT-II-A-29 Interest pays interest at the per annum rate equal to 45.500% minus (7 times LIBOR), but no less than 0.00%.

          (10) The Class III-A-4 Certificates are entitled to receive on each Distribution Date a specified portion of the interest payable on the Class MT-III-A-3 Interest. Specifically, for each related Distribution Date, the Class III-A-4 Certificates are entitled to interest accruals on the Class MT-III-A-3 Interest at a per annum rate equal to 7.90% minus LIBOR, but no less than 0.00%.

          (11) The pass-through rate on the Class MT-III-B Certificates will equal, on any distribution date, the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.25% and (y) the Group III-B Component Balance for the subgroup III-1 mortgage loans immediately prior to such distribution date and (ii) the product of (x) 6.75% and (y) the Group III-B Component Balance for the subgroup III-2 mortgage loans immediately prior to such distribution date, divided by (b) the aggregate of the Group III-B Component Balances for the subgroup III-1 and subgroup III-2 mortgage loans immediately prior to such distribution date. The initial pass-through rate on each class of Group III-B Certificates will be approximately 6.9791% per annum.

          (12) This Class of Middle Tier Interest does not pay any interest.

          (13) This Class of Middle Tier Interest corresponds to the Class III-1-IO Interest and the Class III-2-IO Interest.

          (14) This Class of Middle Tier Interest corresponds to the Class LT-IV-IO

          (15) This Class of Middle Tier Interest corresponds to the Class LT-I-IP Interest, the Class LT-II-IP Interest, the Class LT-III-1-IP Interest, the Class LT-III-2-IP Interest, the Class LT-IV-IP Interest.

          (16) This Class of Middle Tier Interest corresponds to the Class LT-I-IO Interest and the Class LT-II-IO Interest.

          (17) The pass-through rate on the Group C-B Certificates will equal, on any distribution date, the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 6.50% and (y) the Group C-B Component Balance for the group I mortgage loans immediately prior to such distribution date,
(ii) the product of (x) 6.25% and (y) the Group C-B Component Balance for the group II mortgage loans immediately prior to such distribution date and (iii) the product of (x) 6.50% and (y) the Group C-B Component Balance for the group IV mortgage loans immediately prior to such distribution date, divided by (b) the aggregate of the Group C-B Component Balances for the group I, group II and group IV mortgage loans immediately prior to such distribution date. The initial pass-through rate on each class of Group C-B Certificates will be approximately 6.36533% per annum.

          (18) This Middle Tier Interest is the sole class of residual interest in the Middle REMIC. It pays no interest or principal.

     On each Distribution Date, the Trustee shall allocate the losses on, and distribute the principal on the Lower Tier Interests among the Middle Tier Regular Interests in the same manner that such items are allocated to or distributed among the corresponding Certificates.

     On each Distribution date, interest is payable on each Middle Tier REMIC Interest at the rates shown above.

          The following table sets forth characteristics of the Certificates and certain uncertificated "regular interests" in the Master REMIC, each of which Certificates, except for the Class AR Certificates, is hereby designated as a "regular interest" in the Master REMIC, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


----------------------------- --------------------------- ---------------- ------------------- ----------------------
                                        Class                                                    Integral Multiples
                                      Principal            Pass-Through          Minimum            in Excess of
                                       Balance              (per annum)       Denomination            Minimum
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-1                       $101,785,000.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-2                         $2,948,000.00             7.250%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-3                        $31,000,000.00             6.350%             $1,000               $1,000
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-4                        $43,294,032.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-5                         $2,292,000.00             7.000%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-6                         $5,848,000.00             7.000%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-7                         $2,471,000.00             7.000%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-8                         $4,451,000.00             7.000%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-9                         $2,948,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-10                       $17,131,000.00             6.500%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-11                        $1,804,462.00               (2)              $1,000               $1,000
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-12                        Notional(3)               6.500%          $100,000(1)               $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-13                          $350,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-14                          $350,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-15                          $350,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-16                          $350,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-17                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-18                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-19                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-20                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-21                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-22                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-23                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-24                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-25                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-26                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-27                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-28                          $300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-29                      $106,960,000.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-30                      $106,960,000.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class I-A-31                          $217,000.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-1                      $104,500,000.00             5.000%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-2                        Notional(4)               6.250%          $100,000(1)               $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-3                       $76,596,000.00             6.050%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-4                       $54,321,758.00             6.250%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------



                                      7

----------------------------- --------------------------- ---------------- ------------------- ----------------------
                                        Class                                                    Integral Multiples
                                      Principal            Pass-Through          Minimum            in Excess of
                                       Balance              (per annum)       Denomination            Minimum
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-5                        $7,109,703.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-6                       $19,832,359.00(5)(6)         (2)             $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-7                       $50,815,000.00             6.750%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-8                       $33,170,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-9                       $13,355,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-10                       $1,404,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-11                      $10,445,000.00             6.750%             $1,000               $1,000
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-12                       $4,000,000.00             6.750%             $1,000               $1,000
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-13                      $11,637,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-14                       $1,214,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-15                       $6,806,000.00             6.750%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-16                       $6,300,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-17                       $2,139,000.00             6.750%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-18                       $5,000,000.00             6.500%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-19                       $7,644,000.00             7.000%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-20                       $2,271,602.00             6.250%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-21                      $26,877,000.00             7.000%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-22                       $8,304,000.00             7.000%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-23                      $12,790,000.00             7.000%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-24                      $77,722,000.00             5.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-25                       $2,187,500.00           Variable(7)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-26                         $312,500.00           Variable(8)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-27                      $12,623,000.00             6.250%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-28                       $5,738,405.00           Variable(9)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class II-A-29                         $819,773.00          Variable(10)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-1                      $75,489,338.00             6.250%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-2                       $4,342,000.00             7.250%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-3                      $60,391,469.00          Variable(11)          $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-4                      Notional(12)            Variable(13)       $100,000(1)               $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-5                       $5,658,963.00               (2)             $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-6                       $4,031,000.00             7.250%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-A-7                       $3,180,000.00             7.250%             $1,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class IV-A-1                       $49,046,897.00             6.500%            $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class A-X                          Notional(14)               6.500%           $25,000(1)               $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-X                        Notional(15)               7.250%          $100,000(1)               $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class IV-X                         Notional(16)               6.500%            $100,000                $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class A-P                           $4,099,991.00               (2)             $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class IV-P                            $365,446.00               (2)             $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-1                       $2,323,634.00          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-2                       $1,282,004.00          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-3                         $560,876.00          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-1                        $15,775,603.00          Variable(18)         $25,000                  $
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-2                         $8,703,726.00          Variable(18)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-3                         $3,807,880.00          Variable(18)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class AR                                  $100                6.500%              (19)                 (19)
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-4                         $400,626.00          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-5                         $320,501.00          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class III-B-6                         $320,503.53          Variable(17)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-4                         $2,719,914.00          Variable(18)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-5                         $2,175,931.00          Variable(18)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------



                                      8

----------------------------- --------------------------- ---------------- ------------------- ----------------------
                                        Class                                                    Integral Multiples
                                      Principal            Pass-Through          Minimum            in Excess of
                                       Balance              (per annum)       Denomination            Minimum
----------------------------- --------------------------- ---------------- ------------------- ----------------------
Class C-B-6                         $2,175,934.81          Variable(18)         $25,000                 $1
----------------------------- --------------------------- ---------------- ------------------- ----------------------

(1)      Minimum denomination is based on the Notional Amount of such Class.
(2)      These certificates are not entitled to payments in respect of interest.
(3) The Class I-A-12 Certificates accrue interest on the Class I-A-12 Notional Amount. These certificates will not receive any distributions of principal.
(4) The Class II-A-2 Certificates accrue interest on the Class II-A-2 Notional Amount. These certificates will not receive any distributions of principal.
(5) The Class II-A-6 Certificates are comprised of two components, the Class II-A-6-1 Component and the Class II-A-6-2 Component.
(6)      Only Class II-A-6-2 Component is a TAC.
(7) The initial Pass-Through Rate on the Class II-A-25 Certificates is 3.54% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the lesser of (a) LIBOR plus 1.500% and (b) 8.000% per annum.
(8) The initial Pass-Through Rate on the Class II-A-26 Certificates is 31.22% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the greater of (a) 45.500% minus the product of LIBOR multiplied by seven, and
         (b) 0.00% per annum.
(9) The initial Pass-Through Rate on the Class II-A-28 Certificates is 3.398% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the lesser of (a) LIBOR plus 1.500% and (b) 8.000% per annum.
(10) The initial Pass-Through Rate on the Class II-A-29 Certificates is 32.214% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the greater of (a) 45.500% minus the product of LIBOR multiplied by seven, and
         (b) 0.00% per annum.
(11) The initial Pass-Through Rate on the Class III-A-3 Certificates is 2.54125% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the lesser of (a) LIBOR plus 0.600%, and (b) 8.500% per annum.
(12) The Class III-A-4 Certificates accrue interest on the Class III-A-4 Notional Amount. These certificates will not receive any distributions of principal.
(13) The initial Pass-Through Rate on the Class III-A-4 Certificates is 5.95875% per annum. After the first Distribution Date, the per annum Pass-Through Rate on these certificates will be equal to the greater of (a) 7.900% minus LIBOR, and (b) 0.00% per annum.
(14) The Class A-X Certificates accrue interest on the Class A-X Notional Amount. These certificates will not receive any distributions of principal.
(15) The Class III-X Certificates accrue interest on the Class III-X Notional Amount. These certificates will not receive any distributions of principal.
(16)     The Class IV-X Certificates accrue interest on the Class IV-X
         Notional Amount. These certificates will not receive any distributions of principal.
(17) The initial Pass-Through Rate on Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates is approximately 6.97910% per annum. After the first Distribution
         Date, the per annum Pass-Through Rate for each of such Classes of Certificates shall equal the quotient expressed as a percentage of
         (a) the sum of (i) the product of (x) 7.25% and (y) the Group III-B Component Balance for the Subgroup III-1 Mortgage Loans immediately prior to such Distribution Date and (ii) the product of (x) 6.75% and
         (y) the Group III-B Component Balance for the Subgroup III-2 Mortgage Loans immediately prior to such Distribution Date, divided by (b) the aggregate of the Group III-B Component Balances for the Subgroup
         III-1 and Subgroup III-2 Mortgage Loans immediately prior to such Distribution Date.
(18)     The initial Pass-Through Rate on Class C-B-1, Class C-B-2, Class
         C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates is approximately 6.36533% per annum. After the first Distribution Date, the per annum Pass-Through Rate for each of such Classes of Certificates shall equal the quotient expressed as a percentage of
         (a) the sum of (i) the product of (x) 6.50% and (y) the Group C-B Component Balance for the

         Group I Mortgage Loans immediately prior to such Distribution Date,
         (ii) the product of (x) 6.25% and (y) the Group C-B Component Balance for the Group II Mortgage Loans immediately prior to such Distribution Date and (iii) the product of (x) 6.50% and (y) the Group C-B
         Component Balance for the Group IV Mortgage Loans immediately prior to such Distribution Date, divided by (b) the aggregate of the Group C-B Component Balances for the Group I, Group II and Group IV Mortgage Loans immediately prior to such Distribution Date.
(19)     The Class AR Certificates are issuable in minimum denominations of 20%.

          Set forth below are designations of Classes of Certificates and Components to the categories used herein:

Accrual Certificates.............................         The Class II-A-5 Certificates.

Accretion Directed Certificates..................         The Class II-A-6-2 Component, Class II-A-7, Class
                                                          II-A-8, Class II-A-9, Class II-A-10, Class II-A-11,
                                                          Class II-A-12, Class II-A-18, Class II-A-19, Class
                                                          II-A-21, Class II-A-22, Class II-A-23, Class II-A-25,
                                                          Class II-A-26, Class II-A-28 and Class II-A-29
                                                          Certificates.

Book-Entry Certificates..........................         All Classes of Certificates other than the Physical
                                                          Certificates.

Class A Certificates:............................         The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4,
                                                          Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8,
                                                          Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12,
                                                          Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16,
                                                          Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20,
                                                          Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24,
                                                          Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28,
                                                          Class I-A-29, Class I-A-30, Class I-A-31, Class II-A-1,
                                                          Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5,
                                                          Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9,
                                                          Class II-A-10, Class II-A-11, Class II-A-12, Class
                                                          II-A-13, Class II-A-14, Class II-A-15, Class II-A-16,
                                                          Class II-A-17, Class II-A-18, Class II-A-19, Class
                                                          II-A-20, Class II-A-21, Class II-A-22, Class II-A-23,
                                                          Class II-A-24, Class II-A-25, Class II-A-26, Class
                                                          II-A-27, Class II-A-28, Class II-A-29, Class III-A-1,
                                                          Class III-A-2, Class III-A-3, Class III-A-4, Class
                                                          III-A-5, Class III-A-6, Class III-A-7, Class-IV-A-1, and
                                                          Class AR Certificates.

Class B Certificates.............................         The Class III-B-1, Class III-B-2, Class III-B-3, Class
                                                          III-B-4, Class III-B-5, Class III-B-6, Class



                                                        10

                                                          C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5
                                                          and Class C-B-6 Certificates.

ERISA-Restricted  Certificates...................         The Residual Certificates; the Private Certificates; the
                                                          Class III-B-1, Class III-B-2, Class III-B-3 Certificates
                                                          and any Certificates that do not satisfy the applicable
                                                          ratings requirement under the Underwriter's Exemption.

Group I Certificates:   .........................         The Group I Senior and Class AR Certificates.

Group I Senior Certificates:   ..................         The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4,
                                                          Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8,
                                                          Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12,
                                                          Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16,
                                                          Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20,
                                                          Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24,
                                                          Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28,
                                                          Class I-A-29, Class I-A-30 and Class I-A-31 Certificates.

Group II Certificates: ..........................         The Class II-A-1, Class II-A-2, Class II-A-3, Class
                                                          II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class
                                                          II-A-8, Class II-A-9, Class II-A-10, Class II-A-11,
                                                          Class II-A-12, Class II-A-13, Class II-A-14, Class
                                                          II-A-15, Class II-A-16, Class II-A-17, Class II-A-18,
                                                          Class II-A-19, Class II-A-20, Class II-A-21, Class
                                                          II-A-22, Class II-A-23, Class II-A-24, Class II-A-25,
                                                          Class II-A-26, Class II-A-27, Class II-A-28 and Class
                                                          II-A-29 Certificates.

Group III Certificates:  ........................         The Group III Senior Certificates and the Group III-B
                                                          Certificates.

Group III-B Certificates.........................         The Class III-B-1, Class III-B-2, Class III-B-3, Class
                                                          III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Group III Senior Certificates....................         The Class III-A-1, Class III-A-2, Class III-A-3, Class
                                                          III-A-4, Class III-A-5, Class III-A-6 and Class III-A-7
                                                          Certificates.

Group IV Certificates: ..........................         The Class IV-A-1 and Class IV-P Certificates.



                                                        11

Group C-B Certificates...........................         The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4,
                                                          Class C-B-5 and Class C-B-6 Certificates.

Class A-P Certificates...........................         The Class A-P Certificates.

Notional Amount Certificates.....................         The Class I-A-12, Class II-A-2, Class III-A-4, Class
                                                          A-X, Class III-X and Class IV-X Certificates.

Floating Rate Certificates:......................         The Class II-A-25, Class II-A-28 and Class III-A-3
                                                          Certificates.

Inverse Floating Rate Certificates...............         The Class II-A-26, Class II-A-29 and Class III-A-4
                                                          Certificates.

LIBOR Certificates:..............................         The Floating Rate and Inverse Floating Rate Certificates.

Offered Certificates.............................         All Classes of Certificates other than the Private
                                                          Certificates.

Private Certificates.............................         Class III-B-4, Class III-B-5, Class III-B-6 and Class
                                                          C-B-4, Class C-B-5 and Class C-B-6 Certificates.

Physical Certificates............................         Class AR and the Private Certificates.

Planned Principal Classes........................         The Class II-A-1, Class II-A-3, Class II-A-24, Class
                                                          II-A-27, Class II-A-7 and Class II-A-15 Certificates.

Rating Agencies..................................         Moody's and S&P.

Regular Certificates.............................         All Classes of Certificates other than the Class AR
                                                          Certificates.

Residual Certificates............................         Class AR Certificates.

Senior Certificates..............................         Class A Certificates.

Subordinate Certificates.........................         Class B Certificates.

Targeted Principal Classes.......................         Class II-A-6-2 Component and Class II-A-7, Class II-A-8,
                                                          Class II-A-9, Class II-A-10, Class II-A-11, Class
                                                          II-A-12, Class II-A-18, Class II-A-19, Class II-A-21,
                                                          Class II-A-22, Class II-A-23, Class II-A-25, Class
                                                          II-A-26, Class II-A-28 and Class II-A-29 Certificates.


          All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the

Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The principal balance of the Mortgage Loans as of the Cut-off Date is $1,248,216,432.94.

          The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement. However, the Depositor, DLJMC, GreenPoint, Firstar and WMMSC will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                         W I T N E S S E T H T H A T:

          In consideration of the mutual agreements herein contained, the Depositor, the Servicers, the Sellers, the Special Servicer, and the Trustee agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Accrual Certificates: As specified in the Preliminary Statement.

          Accrual Period: For any interest bearing Class of Certificates other than the LIBOR Certificates and any Distribution Date, the calendar month immediately preceding the related Distribution Date, and with respect to the LIBOR Certificates, the period beginning on the immediately preceding Distribution Date (or the 25th day of the prior month, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. All Classes of Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

          Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 5.01.

          Adverse REMIC Event: As defined in Section 2.07(f).

          Aggregate Loan Balance: As of any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans as of the last day of the prior month.

          Aggregate Loan Group Balance: As to any Loan Group and as of any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in that Loan Group as of the last day of the prior month.

          Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to, late charges, Prepayment Penalties, prepayment fees, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

          Applied Loss Amount: As to any Distribution Date, with respect to the Group IV Certificates, the excess, if any, of (i) the aggregate Class Principal Balances of the Group IV Certificates (other than the related Notional Amount Certificates), after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group IV during the Collection Period for such

Distribution Date and payments of principal on such Distribution Date over
(ii) the Aggregate Loan Group Balance for Loan Group IV for such Distribution Date.

          Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Assignment and Assumption Agreement: That certain assignment and assumption agreement dated as of December 1, 2001, by and between DLJ Mortgage Capital, Inc., as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

          Available Distribution Amount: With respect to any Distribution Date and each Loan Group, the sum of: (i) all amounts in respect of Scheduled Payments (net of the related Expense Fees) due on the Due Date in the month in which such Distribution Date occurs and received prior to the related Determination Date on the related Mortgage Loans, together with any Advances in respect thereof (ii) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's Accepted Servicing Practices), all proceeds under the RMIC PMI Policy and all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans; (iii) all Principal Prepayments received during the related Prepayment Period on the related Mortgage Loans, excluding Prepayment Penalties and premiums; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Mortgage Loan in the related Loan Group repurchased by the applicable Seller or a Servicer as of such Distribution Date reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to Section 3.08 in respect of the related Mortgage Loans or otherwise, and (v) any amounts payable as Compensating Interest Payments by a Servicer with respect to the related Mortgage Loans on such Distribution Date.

          Balloon Loan: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and this requires a payment at the stated maturity larger than the monthly payments due thereunder.

          Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C. Sections 101 et seq.).

          Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

          Bankruptcy Loss: A Deficient Valuation or Debt Service Reduction.

          Bankruptcy Loss Coverage Amount: As of any Determination Date and the Group III-B Certificates, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy

Losses allocated to the Group III-B Certificates since the Cut-off Date and
(ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it. As of any Determination Date and the Group C-B Certificates, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group I Certificates, the Group II Certificates and the Group IV Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it (such determination to be made without regard to the Certificate Insurance Policy).

          Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Book-Entry Form: Any Certificate held through the facilities of the Depository.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the office of any Servicer, the Certificate Insurer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

          Capped Payment Amount: With respect to any Distribution Date and the Class I-A-1, Class I-A-29 and Class I-A-30 Certificates, an amount not less than zero, equal to (i) the product of 68.3044837903% multiplied by (b) the excess of (A) the aggregate of the Class Principal Balances of the Group I Certificates over (B) the aggregate of the Class Principal Balance of the Class I-A-4 Certificates, the Class I-A-31 Certificates and the Class A-R Certificates minus (ii) the aggregate Class Principal Balances of the Class I-A-3, Class I-A-10, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27 and Class I-A-28 Certificates minus (iii) the product of 10.6573593681% and the Class Principal Balance of the Class I-A-11 Certificates.

          Cash Remittance Date: With respect to any Distribution Date and (A) RBMG, Olympus or GreenPoint, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such 7th calendar day and (B) WMMSC, the Business Day immediately preceding such Distribution Date.

          Certificate: Any Certificates executed and authenticated by the Trustee on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through F hereto.

          Certificate Account: The separate Eligible Account created and maintained with the Trustee, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may (i) be held uninvested without liability for interest or compensation thereon or (ii) be invested at the direction of the Trustee in Eligible Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trustee. Funds deposited in the Certificate Account (exclusive of the Trustee Fees and other amounts permitted to be withdrawn pursuant to Section 3.08(b) (ii)) shall be held in trust for the Certificateholders.

          Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal and allocations of Realized Losses, including Excess Losses or Applied Loss Amounts, as applicable, previously made or allocated with respect thereto; in the case of any Subordinate Certificates, reduced by any amounts allocated to that Certificate in reduction of its Class Principal Balance for payment of Class A-P Deferred Amounts or any Applied Loss Amounts allocated to such Class on prior Distribution Dates pursuant to
Section 4.02; and, with respect to the Class II-A-5 Certificates, increased by the Class II-A-5 Accrual Amount added to that Certificate on each Distribution Date prior to such date.

          Certificate Group: Any of Certificate Group I, Certificate Group II, Certificate Group III, Certificate Group IV, Certificate Group III-B or Certificate Group C-B, as applicable.

          Certificate Group I: Any of the Certificates with a Class designation beginning with "I" and relating to Loan Group I.

          Certificate Group II: Any of the Certificates with a Class designation beginning with "II" and relating to Loan Group II.

          Certificate Group III: Any of the Certificates with a Class designation beginning with "III" and relating to Loan Group III.

          Certificate Group IV: Any of the Certificates with a Class designation beginning with "IV" and relating to Loan Group IV.

          Certificate Group III-B: Any of the Certificates with a Class designation beginning with "III-B" and relating to Loan Group III.

          Certificate Group C-B: Any of the Certificates with a Class designation beginning with "C-B" and relating to Loan Group I, Loan Group II and Loan Group IV.

          Certificate Index: With respect to each Distribution Date and the LIBOR Certificates, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with DLJMC), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date. On the Interest Determination Date immediately preceding each Distribution Date, the Trustee shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date and inform each Servicer of such rate.

          Certificate Insurance Policy: The irrevocable Certificate Guaranty Insurance Policy, No. 37154, including any endorsements thereto, issued by MBIA with respect to the Class I-A-3 Certificates, in the form attached hereto as Exhibit R.

          Certificate Insurance Policy Payments Account: As defined in Section 4.03(c).

          Certificate Insurer: MBIA, as issuer of the Certificate Insurance Policy.

          Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, with respect to the Class I-A-3 Certificates, MBIA to the extent of any amount paid under the Certificate Insurance Policy.

          Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

          Class A Certificates: As specified in the Preliminary Statement.

          Class A-P Certificates: As specified in the Preliminary Statement. As such term is used herein, the Class A-P Certificates are "related" to the Class I-P Mortgage Loans, Class II-P Mortgage Loans and Class IV-P Mortgage Loans.

          Class A-P Deferred Amounts: As of any date of determination, the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01A(e)(i).

          Class B Certificates. As specified in the Preliminary Statement.

          Class A-X Notional Amount: With respect to any Distribution Date and the Class A-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date (after giving effect to Scheduled Payments for that Due Date, whether or not received or, for the initial Distribution Date, as of the Cut-off Date) of the Premium Rate Mortgage Loans in Loan Group I and Loan Group II and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans in Loan Group I and Loan Group II as of that Due Date and the denominator of which is 6.50%.

          Class I-A-3 Reserve Fund: The reserve fund established and maintained pursuant to Section 4.08 of this Agreement.

          Class I-A-3 Reserve Fund Draw Amount: With respect to any Distribution Date and the Class I-A-3 Certificates, the lesser of the amount on deposit in the Class I-A-3 Reserve

Fund for such Distribution Date and the amount of any Net Prepayment Interest Shortfalls allocable to the Class I-A-3 Certificates on such Distribution Date.

          Class I-A-4 Adjusted Percentage: For any Distribution Date occurring
(i) before January 2007, 0% and (ii) in or after January 2007, the Class I-A-4 Percentage for that Distribution Date.

          Class I-A-4 Liquidation Amount: For any Distribution Date, the aggregate, for each Group I Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Class I-A-4 Adjusted Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class I-P Fraction of that balance, for any Class I-P Mortgage Loan) and (ii) the Class I-A-4 Adjusted Percentage of the Liquidation Principal for that Mortgage Loan.

          Class I-A-4 Percentage: For any Distribution Date will equal the lesser of (a) 100% and (b) the Class Principal Balance of the Class I-A-4 Certificates divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans (less the Class I-P Fraction of each Class I-P Mortgage Loan), in each case immediately prior to any allocations of losses or distributions on that Distribution Date.

          Class I-A-4 Prepayment Percentage: For any Distribution Date, the product of (a) the Class I-A-4 Percentage and (b) the Stepdown Percentage.

          Class I-A-4 Priority Amount: For any Distribution Date, the sum of
(i) the Class I-A-4 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount), (ii) the Class I-A-4 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount) and (iii) the Class I-A-4 Liquidation Amount.

          Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts: Each a separate Eligible Account established and maintained by the Trustee pursuant to Section 4.07 in the name of the Trustee for the benefit of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificateholders, respectively and designated "Bank One, National Association in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-33 Class [I-A-3] [II-A-11] [II-A-12]." Funds in the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts shall be held in trust for the Class I-A-3, Class II-A-11 and Class II-A-12 Certificateholders for the uses and purposes set forth in this Agreement. The Class I-A-3 Rounding Account, Class II-A-11 Rounding Account and the Class II-A-12 Rounding Account shall be held uninvested as part of the Master REMIC for the uses and purposes set forth in this Agreement.

          Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Class I-A-3, Class II-A-11 or Class II-A-12 Rounding Accounts pursuant to Section 4.07.

          Class I-A-12 Notional Amount: For any Distribution Date, the product of (i) the Class Principal Balance of the Class I-A-3 Certificates immediately prior to that Distribution Date and (ii) a fraction, the numerator of which is 9 and the denominator of which is 650.

          Class I-A-31 Adjusted Percentage: For any Distribution Date occurring (i) before January 2007, 0% and (ii) in or after January 2007, the Class I-A-31 Percentage for that Distribution Date.

          Class I-A-31 Liquidation Amount: For any Distribution Date, the aggregate, for each Group I Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Class I-A-31 Adjusted Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class I-P Fraction of that balance, for any Class I-P Mortgage Loan) and (ii) the Class I-A-31 Adjusted Percentage of the Liquidation Principal for that Mortgage Loan.

          Class I-A-31 Percentage: For any Distribution Date will equal the lesser of (a) 100% and (b) the Class Principal Balance of the Class I-A-31 Certificates divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans (less the Class I-P Fraction of each Class I-P Mortgage Loan), in each case immediately prior to any allocations of losses or distributions on that Distribution Date.

          Class I-A-31 Prepayment Percentage: For any Distribution Date, the product of (a) the Class I-A-31 Percentage and (b) the Stepdown Percentage.

          Class I-A-31 Priority Amount: For any Distribution Date, the sum of
(i) the Class I-A-31 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount), (ii) the Class I-A-31 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount) and (iii) the Class I-A-31 Liquidation Amount.

          Class I-P Fraction: With respect to each Class I-P Mortgage Loan, a fraction, the numerator of which is 6.50% minus the Net Mortgage Rate on that Class I-P Mortgage Loan and the denominator of which is 6.50%.

          Class I-P Mortgage Loans: The Group I Mortgage Loans having Net Mortgage Rates less than 6.50% per annum.

          Class I-P Principal Distribution Amount: For each Distribution Date, an amount equal to the Class I-P Fraction of the sum of (i) scheduled principal due (whether or not received) on the related Due Date and (ii) unscheduled collections of principal received (including Net Liquidation Proceeds allocable to principal with respect to the Class I-P Mortgage Loans) and constituting a part of the Available Distribution Amount for Loan Group I for that Distribution Date, in each case, on or in respect of a Class I-P Mortgage Loan for that Distribution Date.

          Class II-A-2 Notional Amount: With respect to any Distribution Date, the sum of (i) the Class Principal Balance of the Class II-A-1 Certificates immediately preceding that Distribution Date multiplied by a fraction, the numerator of which is 125 and the denominator of which is 625, (ii) the Class Principal Balance of the Class II-A-3 Certificates immediately preceding the Distribution Date multiplied by a fraction, the numerator of which is 20, and the denominator of which is 625, and (iii) the Class Principal Balance of the Class II-A-24

Certificates immediately preceding that Distribution Date multiplied by a fraction, the numerator of which is 75 and the denominator of which is 625.

          Class II-A-4 Adjusted Percentage: For any Distribution Date occurring (i) before January 2007, 0% and (ii) in or after January 2007, the Class II-A-4 Percentage for that Distribution Date.

          Class II-A-4 Liquidation Amount: For any Distribution Date, the aggregate, for each Group II Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Class II-A-4 Adjusted Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class II-P Fraction of that balance, for any Class II-P Mortgage Loan) and (ii) the Class II-A-4 Adjusted Percentage of the Liquidation Principal for that Mortgage Loan.

          Class II-A-4 Percentage: For any Distribution Date will equal the lesser of (a) 100% and (b) the Class Principal Balance of the Class II-A-4 Certificates divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans (less the Class II-P Fraction of that balance, for any Class II-P Mortgage Loan), in each case immediately prior to any allocations of losses or distributions on that Distribution Date.

          Class II-A-4 Prepayment Percentage: For any Distribution Date, the product of (a) the Class II-A-4 Percentage and (b) the Stepdown Percentage.

          Class II-A-4 Priority Amount: For any Distribution Date, the sum of
(i) the Class II-A-4 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), (ii) the Class II-A-4 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount) and (iii) the Class II-A-4 Liquidation Amount.

          Class II-A-5 Accretion Direction Rule: On each Distribution Date on or before the Class II-A-5 Accretion Termination Date, the Class II-A-5 Accrual Amount will be distributed, as principal, to the Accretion Direction Certificates, in reduction of their aggregate Class Principal Balance to their aggregate TAC balance as shown in Schedule VII hereto for such Distribution Date, sequentially, as follows:

     (i) to the Class II-A-7 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance for such Distribution Date;

     (ii)   concurrently, to the following classes in the following order:

            1. 38.9850668601% concurrently, to the following classes in the following order:

                (A) 96.4285701321% sequentially, to the following classes in the following order:

                     (1) sequentially, to the Class II-A-21 and Class II-A-22
                Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

                     (2) to the Class II-A-23, Class II-A-25 and Class II-A-26
                Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

                (B) 3.5714298679% to the Class II-A-6 Component, until its
            Component Principal Balance is reduced to zero; and

            2. 61.0149331399% sequentially, to the following classes in the following order:

                (A) to the Class II-A-8 and Class II-A-11 Certificates, pro
            rata, until their respective Class Principal Balances are reduced to zero;

                (B) to the Class II-A-9 Certificates, until its Class
            Principal Balance is reduced to zero; and

                (C) concurrently, to the following classes in the following order:

                     (1) 1.3661843107% to the Class II-A-6-2 Component, until
                its Component Principal Balance is reduced to zero; and

                     (2) 98.6338156893% to the Class II-A-10, Class II-A-12,
                Class II-A-18, Class II-A-19, Class II-A-28 and Class II-A-29 Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

     (iii) to the Class II-A-7 Certificates, without regard to its Planned Balance for such Distribution Date, until its Class Principal Balance is reduced to zero; and

     (iv)   to the Class II-A-5 Certificates.

          Class II-A-5 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Component Principal Balance of the Class II-A-6-2 Component and the aggregate Class Principal Balance of the Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-18, Class II-A-19, Class II-A-21, Class II-A-22, Class II-A-23, Class II-A-25, Class II-A-26, Class II-A-28 and Class II-A-29 Certificates have been reduced to zero and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Class C-B Certificates have been reduced to zero.

          Class II-A-5 Accrual Amount: On each Distribution Date on or before the Class II-A-5 Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class II-A-5 Certificates on that Distribution Date. On any Distribution Date which is also the Class II-A-5 Accretion Termination Date, any Class II-A-5 Accrual Amount not required to reduce the aggregate Class Principal Balance of the Accretion Directed Certificates to zero will be payable, as interest, to the holders of the Class II-A-5 Certificates; provided, however, that if the Class II-A-5 Accretion Termination Date is also the

Distribution Date on which the aggregate Class Principal Balances of the Class C-B Certificates have been reduced to zero, the entire Class II-A-5 Accrual Amount for that date will be payable as interest to the holders of the Class II-A-5 Certificates.

          Class II-A-20 Adjusted Percentage: For any Distribution Date occurring (i) before January 2007, 0% and (ii) in or after January 2007, the Class II-A-20 Percentage for that Distribution Date.

          Class II-A-20 Liquidation Amount: For any Distribution Date, the aggregate, for each Group II Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Class II-A-20 Adjusted Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class II-P Fraction of that balance, for any Class II-P Mortgage Loan) and (ii) the Class II-A-20 Adjusted Percentage of the Liquidation Principal for that Mortgage Loan.

          Class II-A-20 Percentage: For any Distribution Date will equal the lesser of (a) 100% and (b) the Class Principal Balance of the Class II-A-20 Certificates divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans (less the Class II-P Fraction of that balance, for any Class II-P Mortgage Loan), in each case immediately prior to any allocations of losses or distributions on that Distribution Date.

          Class II-A-20 Prepayment Percentage: For any Distribution Date, the product of (a) the Class II-A-20 Percentage and (b) the Stepdown Percentage.

          Class II-A-20 Priority Amount: For any Distribution Date, the sum of
(i) the Class II-A-20 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount), (ii) the Class II-A-20 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount) and (iii) the Class II-A-20 Liquidation Amount.

          Class II-P Fraction: With respect to each Class II-P Mortgage Loan, a fraction, the numerator of which is 6.25% minus the Net Mortgage Rate on that Class II-P Mortgage Loan and the denominator of which is 6.25%.

          Class II-P Mortgage Loans: The Group II Mortgage Loans having Net Mortgage Rates less than 6.25% per annum.

          Class II-P Principal Distribution Amount: For each Distribution Date, an amount equal to the Class II-P Fraction of the sum of (i) scheduled principal due (whether or not received) on the related Due Date and (ii) unscheduled collections of principal received (including Net Liquidation Proceeds allocable to principal with respect to the Class II-P Mortgage Loans) and constituting a part of the Available Distribution Amount for Loan Group II for that Distribution Date, in each case, on or in respect of a Class II-P Mortgage Loan for that Distribution Date.

          Class III-A-4 Notional Amount: For any Distribution Date, the Class Principal Balance of the Class III-A-3 Certificates immediately prior to that Distribution Date.

          Class III-A-5 Loss Percentage: With respect to any Subgroup III-2 Mortgage Loan, 6.8965523545%.

          Class III-A-5 Principal Distribution Amount: For each Distribution Date, the product of 6.8965523545% and the Subgroup III-2 Senior Principal Distribution Amount.

          Class III-P Fraction: With respect to each Class III-P Mortgage Loan which is also a Subgroup III-1 Mortgage Loan, a fraction, the numerator of which is 7.25% minus the Net Mortgage Rate on that Class III-P Mortgage Loan and the denominator of which is 7.25%. With respect to each Class III-P Mortgage Loan which is also a Subgroup III-2 Mortgage Loan, a fraction, the numerator of which is 6.75% minus the Net Mortgage Rate on that Class III-P Mortgage Loan and the denominator of which is 6.75%.

          Class III-P Mortgage Loans: The Subgroup III-1 Mortgage Loans having Net Mortgage Rates less than 7.25% per annum and the Subgroup III-2 Mortgage Loans having Net Mortgage Rates less than 6.75% per annum.

          Class III-P Principal Distribution Amount: For each Distribution Date, an amount equal to the Class III-P Fraction of the sum of (i) scheduled principal due (whether or not received) on the related Due Date and (ii) unscheduled collections of principal received (including Net Liquidation Proceeds allocable to principal with respect to the Class III-P Mortgage Loans) and constituting a part of the Available Distribution Amount for Loan Group III for that Distribution Date, in each case, on or in respect of a Class III-P Mortgage Loan for that Distribution Date.

          Class III-X Notional Amount: For any Distribution Date and the Class III-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans in Subgroup III-1 and Subgroup III-2; and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans in Subgroup III-1 and Subgroup III-2 as of that Due Date, and the denominator of which is 7.25%.

          Class IV-P Deferred Amounts: As of any date of determination, the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01A(f)(i).

          Class IV-P Fraction: With respect to each Class IV-P Mortgage Loan, a fraction, the numerator of which is 6.50% minus the Net Mortgage Rate on that Class IV-P Mortgage Loan and the denominator of which is 6.50%.

          Class IV-P Mortgage Loans: The Group IV Mortgage Loans having Net Mortgage Rates less than 6.50% per annum.

          Class IV-P Principal Distribution Amount: For each Distribution Date, an amount equal to IV-P Fraction of the sum of (i) scheduled principal due (whether or not received) on the related Due Date and (ii) unscheduled collections of principal received (including Net Liquidation Proceeds allocable to principal with respect to the Class IV-P Mortgage Loans) and constituting a part of the Available Distribution Amount for Loan Group IV for that Distribution Date, in each case, on or in respect of a Class IV-P Mortgage Loan for that Distribution Date.

          Class IV-X Notional Amount: For any Distribution Date and the Class IV-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans in Loan Group IV and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans in Loan Group IV as of that Due Date and the denominator of which is 6.50%.

          Class Interest Shortfall: As to any Distribution Date and each Class of Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

          Class Notional Amount: Any of the Class A-X Notional Amount, Class I-A-12 Notional Amount, Class II-A-2 Notional Amount, Class III-A-4 Notional Amount, Class III-X Notional Amount or Class IV-X Notional Amount, as applicable.

          Class P Fraction: Any of the Class I-P, Class II-P, Class III-P or Class IV-P Fraction, as applicable.

          Class P Mortgage Loan: Any of the Class I-P, Class II-P, Class III-P or Class IV-P Mortgage Loans, as applicable.

          Class P Principal Distribution Amount: Any of the Class I-P Principal Distribution Amount, Class II-P Principal Distribution Amount, Class III-P Principal Distribution Amount and Class IV-P Principal Distribution Amount, as applicable.

          Class Principal Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest-bearing Group I Certificates, Group II Certificates, Group III Certificates and Group IV Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

          Closing Date: December 28, 2001.

          Code: The Internal Revenue Code of 1986, as amended.

          Collection Account: The accounts established and maintained by a Servicer in accordance with Section 3.05.

          Collection Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

          Compensating Interest Payment: For any Distribution Date and the WMMSC Serviced Mortgage Loans, the lesser of (i) the sum of (a) one twelfth (1/12) of 0.04% of the aggregate Stated Principal Balance of the WMMSC Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, (b) Payoff Earnings in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date and (c) aggregate Payoff Interest in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the WMMSC Serviced Mortgage Loans. For any Distribution Date and the GreenPoint Serviced Mortgage Loans, the lesser of (i) 50% of the aggregate Servicing Fee payable to GreenPoint in respect of the GreenPoint Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall with respect to the GreenPoint Serviced Mortgage Loans. For any Distribution Date and the Olympus Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to Olympus in respect of the Olympus Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall with respect to the Olympus Serviced Mortgage Loans. For any Distribution Date and the RBMG Serviced Mortgage Loans, the lesser of (i) one twelfth (1/12) of 0.25% of the aggregate Stated Principal Balance of the RBMG Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall with respect to the RBMG Serviced Mortgage Loans.

          Component Principal Balance: For Class II-A-6-1 and Class II-A-6-2 Component as of any date of determination, an amount equal to the initial principal balance of that component minus all distributions of principal and allocations of Realized Losses, including Excess Losses allocated to that Component.

          Corporate Trust Office: The designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670, Attention: Global Corporate Trust Services. Except for purposes of Section 6.06, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 55 Waster Street, First Floor, New York, New York 10041.

          Corresponding Classes of Certificates: With respect to each Subsidiary REMIC Regular Interest, any Class of Certificates appearing opposite such Subsidiary REMIC Regular Interest in the Preliminary Statement.

          Credit Support Depletion Date: With respect to the Group III Senior Certificates, the first Distribution Date on which the aggregate Class Principal Balances of the Group III-B Certificates has been or will be reduced to zero. With respect to the Group I, Group II and

Group IV Certificates, the first Distribution Date on which the aggregate Class Principal Balances of the Group C-B Certificates has been or will be reduced to zero.

          Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

          Custodial Agreement: An agreement, dated as of the date hereof, among the Custodian, the Trustee and the Depositor.

          Custodian: A custodian which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee. Cut-off Date: December 1, 2001.

          Cut-off Date Pool Principal Balance: $1,248,216,432.94.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          Data Remittance Date: With respect to any Distribution Date, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th calendar day is not a Business Day, the Business Day immediately following such 10th calendar day; provided, however, that with respect to WMMSC, the Data Remittance Date shall be no later than twelve noon, five Business Days before the related Distribution Date.

          Debt Service Reduction: With respect to a Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

          Deceased Holder: As defined in Section 4.07.

          Deficient Valuation: With respect to any Mortgage Loan in Loan Group I, Loan Group II, Loan Group III or Loan Group V, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

          Deferred Amount: For any Class of Group IV Subordinate Certificates (other than the Class IV-X Certificates) and Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.

          Definitive Certificate: As defined in Section 6.07.

          Deleted Mortgage Loan: As defined in Section 2.03.

          Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans in Loan Group IV 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Group Balance of Loan Group IV as of the close of business on the last day of such month.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

          Depository Agreement: The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trustee.

          Determination Date: With respect to each Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

          Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class AR Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class AR Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on January 25, 2002.

          DLJ Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which DLJMC is the applicable Seller.

          DLJMC: DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

          DTC: The Depository Trust Company.

          Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution Date on which such Scheduled Payments are due, exclusive of any days of grace.

          Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated P-1 and A-1 by Moody's and S&P, respectively or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee, or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

          Eligible Institution: An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

          Eligible Investments: Any one or more of the obligations and securities listed below:

     1. direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

     2. federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

     3. repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (1) above and entered into with a depository institution or trust company (acting as a principal) rated A or higher by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral, and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

     4. securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     5. commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     6. a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

     7. money market funds (which may be 12b-1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940) having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of a Servicer or the Trustee and any such funds that are managed by a Servicer or the Trustee or their respective Affiliates or for a Servicer, the Trustee or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (7); and

     8. such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates.

          provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

          ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

          Escrow Account: The separate account or accounts created and maintained by a Servicer pursuant to Section 3.06.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

          Event of Default: As defined in Section 8.01 hereof.

          Excess Loss: With respect to the Group III Senior Certificates, the amount of any (i) Fraud Loss on a Mortgage Loan in Loan Group III realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Mortgage Loan in Loan Group III realized after the Special Hazard Loss Coverage Termination Date or (iii) Bankruptcy Loss on a Mortgage Loan in Loan Group III realized after the Bankruptcy Coverage Termination Date. With respect to the Group I, Group II or Group IV Certificates, the amount of any
(i) Fraud Loss on a Mortgage Loan in Loan Group I, Loan Group II or Loan Group IV realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Mortgage Loan in Loan Group I, Loan Group II or Loan Group IV realized after the Special Hazard Loss Coverage Termination Date or (iii) Bankruptcy Loss on a Mortgage Loan in Loan Group I, Loan Group II or Loan Group IV realized after the Bankruptcy Coverage Termination Date.

          Expense Fee Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, Trustee Fee Rate, Lender PMI Rate, if applicable, and the RMIC PMI Rate, if applicable.

          Expense Fees: As to each Mortgage Loan, the sum of the related Servicing Fee, Trustee Fee, the Lender PMI Fee, if applicable and the RMIC PMI Fee, if applicable.

          Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan: (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18 but are in excess of the coverage maintained thereunder; (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss"; (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack: (i) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or (ii) by military, naval or air forces; or (iii) by an agent of any such government, power, authority or forces; (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Final Scheduled Distribution Date: With respect to the Group I, Group II and Group III Certificates, the Distribution Date in January 2032 and with respect to the Group IV Certificates, the Distribution Date in April 2016.

          Firstar: Firstar Bank, N.A.

          Firstar Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which Firstar is the applicable seller.

          Fiscal Agent: As defined in the Certificate Insurance Policy.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

          Fraud Loss Coverage Amount: With respect to the Group III-B Certificates, as of the Closing Date, $1,602,505, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group III-B Certificates. On each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) on the first and second anniversaries of the Cut-off Date, 1% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group III and on the third and fourth anniversaries of the Cut-off Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group III and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date (or, in the case of the first such anniversary, as of the Cut-off Date) over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Group III-B Certificates since such preceding anniversary or the Cut-off Date, as the case may be, and
(b) on the fifth anniversary of the Cut-off Date, to zero. With respect to the Group C-B Certificates, as of the Closing Date, $10,879,658, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group I Certificates, the Group II Certificates or Group IV Certificates. On each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) on the first and second anniversaries of the Cut-off Date, 1% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV and on the third and fourth anniversaries of the Cut-off Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date (or, in the case of the first such anniversary, as of the Cut-off Date) over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Group C-B Certificates since such preceding anniversary or the Cut-off Date, as the case may be, and (b) on the fifth anniversary of the Cut-off Date, to zero.

          Fraud Loss Coverage Termination Date: The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

          Fraud Losses: Realized Losses on the Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

          GreenPoint: GreenPoint Mortgage Funding, Inc., and its successors and assigns.

          GreenPoint Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which GreenPoint is the applicable Seller.

          GreenPoint Mortgage Loan Purchase Agreement: That certain mortgage loan purchase agreement dated as of December 1, 2001, between DLJMC, as purchaser, and GreenPoint, as seller, of the GreenPoint Loans.

          GreenPoint Serviced Mortgage Loan: The Mortgage Loans, identified as such in the Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

          Group: When used with respect to the Mortgage Loans, any of Group I, Group II, Group III or Group IV or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group or Groups.

          Group C-B Component Balance: With respect to each of the Group I, Group II and Group IV mortgage loans, the excess, if any, of the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less the applicable Class P Fraction of any applicable Class P Mortgage Loan) over the then outstanding aggregate Class Principal Balance of the senior certificates less the applicable Class P Fraction of any applicable Class P Mortgage Loan in such Group.

          Group CB Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group C-B Certificates immediately prior to such Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Group I, Group II and Group IV Mortgage Loans (other than the Class I-P, Class II-P and Class IV-P Fractions of the applicable Class P Mortgage Loans) as of the Due Date in the month of such Distribution Date.

          Group I: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group I or with respect to the Certificates as identified in the Preliminary Statement.

          Group I Priority Amount: For any Distribution Date, the sum of the Class I-A-4 Priority Amount and the Class I-A-31 Priority Amount.

          Group I Senior Certificates: As identified in the Preliminary
Statement.

          Group I Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group I which became a Liquidated Mortgage Loan during the related Collection Period, of the lesser of (i) the Group I Senior Percentage of the Stated Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction of that balance, with respect to any Class I-P Mortgage Loan) and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

          Group I Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of the Group I Senior Certificates (other than the Class I-P Fraction of any Class I-P Mortgage Loans) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group I less the Class I-P Fraction of the Class I-P Mortgage Loans, as of the first day of the related Due Period; provided, however, in no event will the Group I Senior Percentage exceed 100%.

          Group I Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group I Senior Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount) for Loan Group I, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class I-P Principal Distribution Amount) for Loan Group I, and (iii) the Group I Senior Liquidation Amount.

          Group II: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group II or with respect to the Certificates as identified in the Preliminary Statement.

          Group II Senior Certificates: The Group II Certificates.

          Group II Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group II which became a Liquidated Mortgage Loan during the related Collection Period, of the lesser of (i) the Group II Senior Percentage of the Stated Principal Balance of such Mortgage Loan (exclusive of the Class II-P Fraction of that balance, with respect to any Class II-P Mortgage Loan) and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

          Group II Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of the Group II Senior Certificates (less the Class II-P Fraction of the Class II-P Mortgage Loans) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group II less the Class II-P Fraction of the Class II-P Mortgage Loans, as of the first day of the related Due Period; provided, however, in no event will the Group II Senior Percentage exceed 100%.

          Group II Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group II Senior Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount) for Loan Group II, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class II-P Principal Distribution Amount) for Loan Group II, and (iii) the Group II Senior Liquidation Amount.

          Group III: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group III or with respect to the Certificates, as identified in the Preliminary Statement.

          Group III Senior Certificates: As identified in the Preliminary Statement.

          Group III Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Subgroup III-1 Senior Principal Distribution Amount and (iii) the Subgroup III-2 Senior Principal Distribution Amount.

          Group III-B Balance: With respect to the Group III-B Certificates and any Distribution Date, the aggregate of Class Principal Balance of the Group III-V Certificates for such Distribution Date.

          Group III-B Component Balance: With respect to each of the Subgroup III-1 and Subgroup III-2 Mortgage Loans, the excess, if any, of the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Subgroup (less the applicable Class III-P

Fraction of any Class III-P Mortgage Loan in such Subgroup) over the then outstanding applicable Senior Component Balance (less the applicable Class III-P Fraction of any Class III-P Mortgage Loan in that Subgroup).

          Group IV: With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group IV or with respect to the Certificates, the Class IV-A-1 Certificates.

          Group IV Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group IV which became a Liquidated Mortgage Loan during the related Collection Period, of the lesser of (i) the Group IV Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

          Group IV Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of the Group IV Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group IV; provided, however, in no event will the Group IV Senior Percentage exceed 100%.

          Group IV Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion attributable to the Class IV-P Principal Distribution Amount), (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV, and (iii) the Group IV Senior Liquidation Amount.

          Group IV Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group IV Senior Percentage.

          Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

          Individual Class I-A-3, Class II-A-11 or Class II-A-12 Certificate:
Any Class I-A-3, Class II-A-11 or Class II-A-12 Certificate with a $1,000 Certificate Balance.

          Initial Bankruptcy Loss Coverage Amount: With respect to the Group III-B Certificates, $100,000. With respect to the Group C-B Certificates, $286,700.

          Initial Class Principal Balance: As set forth in the Preliminary Statement.

          Insolvency Proceeding: As defined in Section 4.03(h).

          Insurance Agreement: That certain insurance agreement dated as of the Cut-off Date, among MBIA, the Depositor, DLJMC and the Trustee.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any Mortgage Guaranty Insurance Policy, the RMIC PMI Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds of any primary mortgage guaranty insurance policies, including, without limitation, the RMIC PMI Policy and any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with a Servicer's normal servicing procedures.

          Insured Payment: As defined in the Certificate Insurance Policy.

          Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class of Certificates, the sum of (i) one month's interest accrued during the related Accrual Period at the applicable Pass-Through Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

          Interest Rate: With respect to each Subsidiary REMIC Interest, the applicable rate set forth or calculated in the manner described in the Preliminary Statement.

          Interest Shortfall: For any Distribution Date and the Mortgage Loans in Loan Group I, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in Loan Group I resulting from (a) Principal Prepayments received during the related Prepayment Period (to the extent not covered by Compensating Interest Payment), (b) Excess Losses allocable to such Group and
(c) interest payments on certain of the Mortgage Loans in Loan Group I being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940.

          Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates (determined without regard to the Certificate Insurance Policy)) maintained by WMMSC in the trust department of the Investment Depository pursuant to Section 3.05.

          Investment Depository: The Chase Manhattan Bank, New York, New York or another bank or trust company designated from time to time by WMMSC. The Investment Depository shall at all times be an Eligible Institution.

          Late Payment Rate: The meaning ascribed thereto in the Insurance Agreement.

          Latest Possible Maturity Date: With respect to any REMIC Regular Interest, December 2034.

          LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

          LIBOR Certificates: As specified in the Preliminary Statement.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which a Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property.

          Liquidation Expenses: Customary and reasonable "out of pocket" expenses incurred by a Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than such Servicer's failure to comply with Section
3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by a Servicer pursuant to Section
3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer's failure to comply with
Section 3.11 hereof.

          Liquidation Principal: As to any Distribution Date and a Loan Group, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan in that Loan Group which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the preceding calendar month.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property.

          Living Holders: Holders of the Class I-A-3, Class II-A-11 or Class II-A-12 Certificates, other than the Deceased Holders.

          Loan Group: Any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV, as applicable.

          Loan Group I: All Mortgage Loans identified as Loan Group I Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group II: All Mortgage Loans identified as Loan Group II Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group III: All Mortgage Loans identified as Loan Group III Mortgage Loans on the Mortgage Loan Schedule.

          Loan Group IV: All Mortgage Loans identified as Loan Group IV Mortgage Loans on the Mortgage Loan Schedule.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property or, in the case of a Qualified Substitute Mortgage Loan, is the appraised value of the Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan.

          Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Master REMIC: As described in the Preliminary Statement.

          Master REMIC Rounding Account Regular Interests: Three principal only, uncertificated REMIC Regular interests issued by the Master REMIC to Credit Suisse First Boston Corporation, each in the amount of $999.99, one of which corresponds to the rights of Credit Suisse First Boston Corporation in the Class I-A-3 Rounding Account, one of which corresponds to the rights of Credit Suisse First Boston Corporation in the Class II-A-11 Rounding Account and one of which corresponds to the rights of Credit Suisse First Boston Corporation in the Class II-A-12 Rounding Account.

          MBIA: MBIA Insurance Corporation, a New York stock insurance company, or any successor thereto.

          MBIA Contact Persons: Collectively, the officers designated by each Servicer to provide information to MBIA pursuant to Section 4.03(i).

          MBIA Default: As defined in Section 4.03(l).

          MBIA Premium: With respect to any Distribution Date, an amount equal to 1/12th of the product of (a) the sum of the Class Principal Balances of the Class I-A-3 Certificates as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date) and (b) the Premium Percentage.

          MBIA Reimbursement Amount: The sum of (i) all amounts paid by MBIA under the Certificate Insurance Policy which have not been previously reimbursed, (ii) all unpaid MBIA Premiums, (iii) all amounts due to MBIA under the Insurance Agreement and (iv) interest on the foregoing at the Late Payment Rate.

          Moody's: Moody's Investors Service, Inc. or any successor thereto.

          Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

          Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

          Mortgage Guaranty Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Purchase Agreement: That certain mortgage loan purchase agreement dated as of December 1, 2001, between DLJMC, as purchaser, and WMMSC, as seller, of the WMMSC Loans and that certain mortgage loan purchase agreement dated, as of December 1, 2001, between DLJMC, as purchaser, and Firstar, as seller of the Firstar Loans.

          Mortgage Loan Purchase Price: The price, calculated as set forth in
Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the applicable Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to
Section 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

     1.   the Mortgage Loan identifying number;

     2.   the Mortgagor's name;

     3. the street address of the Mortgaged Property including the state and zip code;

     4. a code indicating the type of Mortgaged Property and the occupancy status.

     5. the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

     6.   the Loan-to-Value Ratio at origination;

     7.   the Mortgage Rate as of the Cut-off Date;

     8.   the stated maturity date;

     9.   the amount of the Scheduled Payment as of the Cut-off Date;

     10.  the original principal amount of the Mortgage Loan;

     11. the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

     12. a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

     13.  whether such Mortgage Loan has a Prepayment Penalty;

     14.  whether such Mortgage Loan is a RMIC PMI Mortgage Loan;

     15.  the Expense Fee Rate as of the Cut-off Date;

     16.  the Servicing Fee Rate;

     17. whether such Mortgage Loan is a DLJ Loan, a GreenPoint Loan, a Firstar Loan or a WMMSC Loan;

     18. whether such Mortgage Loan is a WMMSC Serviced Mortgage Loan, an Olympus Serviced Mortgage Loan, a GreenPoint Serviced Mortgage Loan or a RBMG Serviced Mortgage Loan; and

     19. a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related Lender PMI Rate.

     With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off
     Date:

                (i) the number of Mortgage Loans;

                (ii) the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

                (iii) the weighted average Mortgage Rate of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

          Mortgaged Property: The underlying real property securing a Mortgage Loan.

          Mortgagor: The obligor on a Mortgage Note.

          MR Interest: The sole class of "residual interest" in the Master
REMIC.

          Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

          Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the sum of (a) the related Expense Fee Rate; and (b) in the case of a Group I Mortgage Loan, the MBIA Premium expressed as a per annum rate with respect to the Principal Balance of such Group I Mortgage Loan.

          Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payment for such Distribution Date.

          1933 Act: The Securities Act of 1933, as amended.

          Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by a Servicer that, in the good faith judgment of such Servicer, will not be ultimately recoverable by such Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notional Amount Certificates: As specified in the Preliminary
Statement.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sellers, the Servicers, a Sub-Servicer, the Special Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Sellers, the Servicers, the Special Servicer or the Trustee, as required by this Agreement.

          Olympus: Olympus Servicing, L.P., a Delaware limited partnership, and its successors and assigns.

          Olympus Serviced Mortgage Loans: The Mortgage Loans, identified as such in the Mortgage Loan Schedule, for which Olympus is the applicable Servicer and if Olympus is the Special Servicer, any Special Serviced Mortgage Loan.

          Opinion of Counsel: A written opinion of counsel, who may be internal counsel for the Depositor, or a Servicer, reasonably acceptable to the Trustee. With respect to the definition of Eligible Account in this
Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the qualification of the REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the applicable Servicer, (ii) not have any direct financial interest in the Depositor or such Servicer or in any affiliate of any of them and (iii) not be connected with the Depositor or such Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          Optional Termination: The purchase of the Mortgage Loans pursuant to
Section 11.01.

          Optional Termination Date: The date fixed for the purchase of the Mortgage Loans pursuant to Section 11.01.

          OTS: The Office of Thrift Supervision.

          Outsourcer: As defined in Section 3.02.

          Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

          Pass-Through Entity: (a) a regulated investment company described in
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

          Pass-Through Rate: For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement. Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

          Payoff: Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

          Payoff Earnings: For any Distribution Date with respect to a WMMSC Serviced Mortgage Loan, on which a Payoff was received by WMMSC during the related Prepayment Period, the aggregate of the interest earned by WMMSC from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses). For any Distribution Date with respect to each other Mortgage Loans, on which a Payoff was received by the Servicer during the related Prepayment Period, the aggregate of the interest earned by the Servicer from investment of each such Payoff from the date of receipt of such Payoff until the seventh day preceding the Business Day immediately preceding the related Distribution Date (net of investment losses).

          Payoff Interest: For any Distribution Date with respect to each WMMSC Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the portion of the aggregate Servicing Fee described in clause (i) of the definition of Compensating Interest Payment payable to WMMSC) not required to be distributed as Compensating Interest Payment on such Distribution Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

          For any Distribution Date with respect to any other Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the portion of the aggregate Servicing Fee described in clause (i) of the definition of Compensating Interest Payment payable to the related Servicer) not required to be distributed as Compensating Interest Payment on such Distribution Date, Payoff Interest shall be payable to the related Servicer as additional servicing compensation.

          Percentage Interest: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates: As set forth in the Preliminary Statement.

          Planned Balance: With respect to the Class II-A-1, Class II-A-3, Class II-A-24 and Class II-A-27 Certificates and any Distribution Date appearing on Schedule V hereto, the applicable amount appearing opposite such Distribution Date for the aggregate of such Classes. With respect to the Class II-A-7 Certificates and any Distribution Date appearing on Schedule VI hereto, the applicable amount appearing opposite such Distribution Date for such Class. With respect to the Class II-A-15 Certificates and any Distribution Date, appearing on Schedule VII hereto, the applicable amount appearing opposite such Distribution Date for such Class.

          Planned Principal Classes: As specified in the Preliminary
Statement.

          Preference Amount: As defined in the Certificate Insurance Policy.

          Preference Claim: As defined in Section 4.03(h).

          Premium Percentage: The amount set forth as such in the Insurance Agreement.

          Premium Rate Mortgage Loans: With respect to Loan Group I, the Mortgage Loans in Loan Group I having Net Mortgage Rates in excess of 6.50% per annum. With respect to Loan Group II, the Mortgage Loans in Loan Group II having Net Mortgage Rates in excess of 6.25% per annum. With respect to Subgroup III-1, the Mortgage Loans in Subgroup III-1 having Net Mortgage Rates in excess of 7.25%. With respect to Subgroup III-2, the Mortgage Loans in

Subgroup III-2 having Net Mortgage Rates in excess of 6.75%. With respect to Loan Group IV, the Mortgage Loans in Loan Group IV having Net Mortgage Rates in excess of 6.50% per annum.

          Prepayment Interest Shortfall: As to any Mortgage Loan, Distribution Date and Principal Prepayment (other than a Principal Prepayment on a WMMSC Serviced Mortgage Loan, during the period from and including the first day to and including the 14th day of the month of such Distribution Date) received during the related Prepayment Period, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

          Prepayment Penalty: With respect to any Mortgage Loan, any penalty required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Prepayment Period: With respect to each Distribution Date and each Payoff with respect to a WMMSC Serviced Mortgage Loan, the related "Prepayment Period" will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date and will end on the 14th day of the month in which such Distribution Date occurs. With respect to each Distribution Date and each Payoff or Curtailment with respect to any other Mortgage Loans, the related "Prepayment Period" will be the calendar month preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and each Curtailment with respect to a WMMSC Serviced Mortgage Loan, the related "Prepayment Period" will be the calendar month preceding the month in which the related Distribution Date occurs.

          Principal Payment Amount: For any Distribution Date and a Loan Group or Subgroup, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such Loan Group or Subgroup due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group or Subgroup which was repurchased as permitted or required by this Agreement during the related Prepayment Period and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group or Subgroup during the related Prepayment Period, other than Principal Prepayments or Liquidation Principal.

          Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

          Principal Prepayment Amount: For any Distribution Date and a Loan Group, the sum of all Principal Prepayments relating to the Mortgage Loans in such Loan Group which were received during the related Prepayment Period.

          Principal Transfer Amount: For any Distribution Date and each Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the

Class A Certificates related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such group.

          Private Certificates: As set forth in the Preliminary Statement.

          Pro Rata Allocation: With respect to Excess Losses or Extraordinary Losses relating to Loan Group I, Loan Group II and Loan Group IV, the allocation of the principal portion of such losses to all Classes of Certificates (other than the Class A-P Certificates and the Notional Amount Certificates), pro rata according to their respective Class Principal Balances in reduction thereof, and the allocation of the interest portion of such losses to all Classes of Certificates (other than the Class A-P Certificates), pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof, and then to such Classes (other than the Class A-P Certificates and Notional Amount Certificates) pro rata according to their respective Class Principal Balances in reduction thereof.

          Pro Rata Share: As to any Distribution Date and the Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates, the portion of the related Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the related Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group III-B Certificates. As to any Distribution Date and the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, the portion of the related Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the related Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group C-B Certificates.

          Prospectus: The Prospectus, dated October 23, 2001, relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

          Prospectus Supplement: The Prospectus Supplement, dated December 26, 2001, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

          Purchase Price: With respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or the related Seller, as applicable, shall deliver to the Trustee an Officer's Certificate as to the calculation of the Purchase Price.

          Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit K (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Section 2.03(b).

          Rating Agencies: Moody's and S&P, or any successor to either thereto.

          Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies (determined without regard to the Certificate Insurance Policy).

          RBMG: RBMG, Inc., a Delaware corporation, its successors and assigns.

          RBMG Serviced Mortgage Loans: The Mortgage Loans, identified as such in the Mortgage Loan Schedule, for which RBMG is the applicable Servicer.

          Realized Loss: With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or
(3) for any Debt Service Reduction Mortgage Loan, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

          Record Date: With respect to any Distribution Date and the Certificates other than the LIBOR Certificates held in Book-Entry Form, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. With respect to the LIBOR Certificates that are not Physical Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for a Class of LIBOR Certificates are available pursuant to
Section 5.02, the Record Date shall be the close of business on the last Business Day of the calendar month immediately preceding the month of such Distribution Date. The preceding sentences notwithstanding, the Record Date for the first Distribution Date for all Classes of Certificates shall be the Closing Date.

          Reference Bank Rate: As to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates (other than the LIBOR Certificates that are Notional Amount Certificates); provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with DLJMC, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates (other than the LIBOR Certificates that are Notional Amount Certificates). If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

          Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trustee after consultation with DLJMC.

          Registration Statement: That certain registration statement on Form S-3, as amended (Registration No. 333-49820), relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

          Regular Certificates: All of the Certificates other than the Class AR Certificates.

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code. Reference herein to REMIC refers to the Master REMIC, REMIC 3, REMIC 2 and the Subsidiary REMIC, as the context requires.

          REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          REMIC 2: As described in the Preliminary Statement.

          REMIC 2 Interest: Any one of the REMIC 2 Regular Interests.

          REMIC 2 Regular Interest: Any one of the "regular interests" in REMIC 2 described in the Preliminary Statement.

          REMIC 3: As described in the Preliminary Statement.

          REMIC 3 Interest: Any one of the REMIC 3 Regular Interests.

          REMIC 3 Regular Interest: Any one of the "regular interests" in REMIC 3 described in the Preliminary Statement.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

          Responsible Officer: When used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer of the Trustee to whom a matter is referred due to such officer's knowledge and familiarity with a particular subject.

          RMIC PMI Fee: As to each RMIC PMI Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the RMIC PMI Fee Rate on the Stated Principal Balance of such RMIC PMI Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payment due on such RMIC PMI Mortgage Loan on such Due Date).

          RMIC PMI Fee Rate: With respect to each RMIC PMI Mortgage Loan, the per annum rate equal to 0.73%.

          RMIC PMI Mortgage Loan: Those Mortgage Loans identified on the Mortgage Loan Schedule as to which the RMIC PMI Policy provides coverage.

          RMIC PMI Policy: The mortgage guaranty insurance policy issued by RMIC, the form of which is attached hereto as Exhibit S.

          Rolling Three Month Delinquency Rate: For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

          Rule 144A: Rule 144A under the 1933 Act, as in effect from time to time.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

          Second Capped Payment Amount: With respect to any Distribution Date and the Class I-A-1, Class I-A-29 and Class I-A-30 Certificates, an amount not less than zero, equal to (i) the product of 31.6955162097% multiplied by (b) the excess of (A) the aggregate of the Class Principal Balances of the Group I Certificates over (B) the aggregate of the Class Principal Balance of the Class I-A-4 Certificates, the Class I-A-31 Certificates and Class A-R Certificates minus (ii) the aggregate Class Principal Balances of the Class I-A-2, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8 and Class I-A-9 Certificates minus (iii) the product of 89.3426406319% and the Class Principal Balance of the Class I-A-11 Certificates.

          Seller: DLJMC, GreenPoint, Firstar or WMMSC, as applicable.

          Senior Certificates: As specified in the Preliminary Statement.

          Senior Component Balance: With respect to each of Subgroup III-1 and Subgroup III-2 Mortgage Loans, the applicable Senior Component Balance as of the Closing Date reduced by all principal previously distributed to the Group III Senior Certificates derived from such Subgroup and as further reduced by all losses allocated to such Certificates from such Subgroup; provided, however, that on any Distribution Date prior to the Distribution Date on which the Class III-B Certificates have been reduced to zero, if the Senior Component Balance for a Subgroup exceeds the aggregate Stated Principal Balance of the Mortgage Loans in such Subgroup due to the allocation of losses thereto, the Senior Component Balance of that Subgroup shall be reduced by the amount of such excess and the Senior Component Balance of the other Subgroup shall be increased by the amount of that excess. The Senior Component Balance of Subgroup III-1 on the Closing Date is $71,037,814 and the Senior Component Balance of Subgroup III-2 on the Closing Date is $82,054,956.

          Senior Liquidation Amount: The Group I Senior Liquidation Amount, Group II Senior Liquidation Amount, Group III Senior Liquidation Amount or the Group IV Senior Liquidation Amount, as applicable.

          Senior Percentage: The Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage as applicable.

          Senior Prepayment Percentage: The Senior Prepayment Percentage for any Distribution Date occurring during the five years beginning on the first Distribution Date for each of Loan Group I, Loan Group II, Loan Group III and Loan Group IV will equal 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date for each such Loan Group will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the related Senior Percentage or Subgroup Senior Percentage exceeds the initial related Senior Percentage or Subgroup Senior Percentage, in which case the related Senior Prepayment Percentage will once again equal 100%).

          Notwithstanding the foregoing no decrease in the reduction to the Senior Prepayment Percentage for Loan Group III as described above will occur if as of the first Distribution Date as to which any such decrease applies (i) the outstanding principal balance of the Group III Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the related aggregate Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% and (ii) cumulative Realized Losses in Loan Group III exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related aggregate Subordinate Component Balance as of the Delivery Date (the "Original Subordinate Principal Balance"), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

          Notwithstanding the foregoing no decrease in the reduction to the Senior Prepayment Percentage for Loan Group I, Loan Group II or Loan Group IV, as applicable, as described above will occur if as of the first Distribution Date as to which any such decrease applies (i) the outstanding principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the related aggregate Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% and (ii) cumulative Realized Losses in such Loan Group exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related aggregate Subordinate Component Balance as of the Delivery Date (the "Original Subordinate Principal Balance"), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

          If on any Distribution Date the allocation to the Group I, Group II or Group IV Certificates of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Certificates below zero, the Group I Senior Prepayment Percentage, the Group II Senior Prepayment Percentage or the Group IV Senior Prepayment Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Balance of such Certificates to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class A-P Certificates will receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of Class II-P and Class III-P Mortgage Loans.

          Senior Principal Distribution Amount: The Group I Senior Principal Distribution Amount, the Group II Senior Principal Distribution Amount, the Group III Senior Principal Distribution Amount or the Group IV Senior Principal Distribution Amount, as applicable.

          Servicers: WMMSC, GreenPoint, RBMG and Olympus, and any successor in interest thereto or any successor servicer appointed as provided herein.

          Servicer Employee: As defined in Section 3.18.

          Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the related Servicer or any Sub-Servicer.

          Servicing Advance: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys' fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable due to compliance with obligations of the Servicer under the provisions of Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services); (iv) any expenses incurred by a Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a) and
(v) compliance with the obligations under Section 3.09.

          Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

          Servicing Fee Rate: As to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule (which, in the case of WMMSC, may be disclosed in two parts identified as the servicing fee and the master servicing fee).

          Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and MBIA by a Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and MBIA.

          Special Event of Default: An Event of Default under Section 8.01(b) which arises solely from the cumulative effect of a breach or breaches by WMMSC of its agreements set forth in clauses (I)(x) through (z), inclusive, of the first paragraph of Section 2.07(g).

          Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

          Special Hazard Loss Coverage Amount: With respect to the Group III-B Certificates, as of the Closing Date, $6,622,026 subject in each case to reduction from time to time, to be an amount equal on any distribution date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group III Mortgage Loans, (ii) twice the principal balance of the largest Group III Mortgage Loan and (iii) the aggregate principal balances of the Group III Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the Closing Date. With respect to the Group C-B Certificates, as of the Closing Date, $10,879,658 subject in each case to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group I, Group II and Group IV Mortgage Loans, (ii) twice the principal balance of the largest Group I, Group II or Group IV Mortgage Loan and (iii) the aggregate principal balances of the Group I, Group II and Group IV Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

          Special Hazard Loss Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

          Special Hazard Loss Mortgage Loan: A Mortgage Loan with respect to which there has been a Special Hazard Loss.

          Special Servicer: Olympus Servicing, L.P., and its successors and permitted assigns.

          Special Serviced Mortgage Loan: The Mortgage Loans for which the Special Servicer acts as servicer pursuant to this Agreement.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to any Mortgage Loan and any date of determination, the principal balance of that Mortgage Loan as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to that Mortgage Loan on or before that date of determination, and as further reduced to the extent that any Realized Loss on that Mortgage Loan has been allocated to one or more Classes of Certificates on or before that date of determination.

          Stepdown Percentage: For any Distribution Date, the percentage indicated below:

      DISTRIBUTION DATE OCCURRING IN                  STEPDOWN PERCENTAGE

      January 2002 through December 2006                     0%
      January 2007 through December 2007                    30%
      January 2008 through December 2008                    40%
      January 2009 through December 2009                    60%
      January 2010 through December 2010                    80%
      January 2011 and thereafter                          100%

          Stripped Interest Rate: For each Premium Rate Mortgage Loan in each Loan Group, the excess of the Net Mortgage Rate for that Mortgage Loan over 6.50% per annum with respect to a Group I Premium Rate Mortgage Loan, 6.25% per annum with respect to a Group II Premium Rate Mortgage Loan, 7.25% per annum with respect to a Subgroup III-1 Premium Rate Mortgage Loan, 6.75% per annum with respect to a Subgroup III-2 Premium Rate Mortgage Loan and 6.50% per annum with respect to a Group IV Premium Rate Mortgage Loan.

          Subgroup Senior Percentage: Either of the Subgroup III-1 Senior Percentage or the Subgroup III-2 Senior Percentage, as applicable.

          Subgroup Senior Prepayment Percentage: Either of the Subgroup III-1 Senior Prepayment Percentage or the Subgroup III-2 Senior Prepayment Percentage, as applicable.

          Subgroup Subordinate Prepayment Percentage: For any Distribution Date and Subgroup, the excess of 100% over the related Senior Prepayment Percentage for such Subgroup for such Distribution Date.

          Subgroup III-1 Mortgage Loan: Any Mortgage Loan noted as such on the Mortgage Loan Schedule.

          Subgroup III-1 Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Subgroup III-1 which became a Liquidated Mortgage Loan during the related Collection Period, of the lesser of (i) the Subgroup III-1 Senior Percentage of the Stated Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction of that balance, with respect to any Class III-P Mortgage Loan) and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

          Subgroup III-1 Senior Percentage: For each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Senior Component Balance for the Subgroup III-1 Mortgage Loans immediately prior to that date and the denominator of which is the aggregate Stated Principal Balance of the Subgroup III-1 Mortgage Loans (less the Class P Fraction of the Class III-P Mortgage Loans that are also Subgroup III-1 Mortgage Loans, as applicable) immediately prior to that Distribution Date.

          Subgroup III-1 Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Subgroup III-1 Senior Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class III-P Principal Distribution Amount) for

Subgroup III-1, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class III-P Principal Distribution Amount) for Subgroup III-1 and (iii) the Subgroup III-1 Senior Liquidation Amount.

          Subgroup III-2 Mortgage Loan: Any Mortgage Loan noted as such on the Mortgage Loan Schedule.

          Subgroup III-2 Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Mortgage Loan in Subgroup III-2 which became a Liquidated Mortgage Loan during the related Collection Period, of the lesser of (i) the Subgroup III-2 Senior Percentage of the Stated Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction of that balance, with respect to any Class III-P Mortgage Loan) and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

          Subgroup III-2 Senior Percentage: For each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Senior Component Balance for the Subgroup III-2 Mortgage Loans immediately prior to that date and the denominator of which is the aggregate Stated Principal Balance of the Subgroup III-2 Mortgage Loans (less the Class P Fraction of the Class III-P Mortgage Loans that are also Subgroup III-2 Mortgage Loans, as applicable) immediately prior to that Distribution Date.

          Subgroup III-2 Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Subgroup III-2 Senior Percentage of the Principal Payment Amount (exclusive of the portion attributable to the Class III-P Principal Distribution Amount) for Subgroup III-2, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion attributable to the Class III-P Principal Distribution Amount) for Subgroup III-2 and (iii) the Subgroup III-2 Senior Liquidation Amount.

          Subordinate Certificates: As specified in the Preliminary Statement.

          Subordinate Component Balance: For any of Loan Group I, Loan Group II or Loan Group IV as of any date of determination, the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (minus, in the case of Loan Group I and Loan Group II, the applicable Class P Fraction of any applicable Class P Mortgage Loan) minus the sum of the then outstanding aggregate Class Principal Balance of the related Class A Certificates and, in the case of Loan Group I, the Class AR Certificates.

          Subordinate Liquidation Amount: For any Distribution Date, Loan Group III or a Subgroup, the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans in such Group or Subgroup which became Liquidated Mortgage Loans during the related Prepayment Period over the Senior Liquidation Amount for such Distribution Date. For any Distribution Date and Loan Group I, Loan Group II or Loan Group IV, the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans which became Liquidated Mortgage Loans during the related Prepayment Period over the sum of the Group I Senior Liquidation Amount, the Group II Senior Liquidation Amount and the Group IV Senior Liquidation Amount for such Distribution Date.

          Subordinate Percentage: As to any Distribution Date and Loan Group I, Loan Group II, Loan Group III, Subgroup III-1, Subgroup III-2 or Loan Group IV, the excess of 100% over the related Senior Percentage or Subgroup Senior Percentage for that Distribution Date.

          Subordinate Prepayment Percentage: As to any Distribution Date and with respect to Loan Group I, Loan Group II, Loan Group III, Subgroup III-1, Subgroup III-2 or Loan Group IV, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Senior Certificates (other than the related portion of the Class A-P and Class IV-P, if applicable) related to such Loan Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

          Subordinate Principal Distribution Amount: For the Group III-B Certificates and any Distribution Date, the excess of (A) the sum of the following for each Subgroup (i) the related Subgroup Subordinate Percentage of the Principal Payment Amount for the Mortgage Loans in the related Subgroup (exclusive of the portion thereof attributable to the Class III-P Principal Distribution Amount), (ii) the related Subgroup Subordinate Principal Prepayments Distribution Amount (without regard to the proviso in its definition), and (iii) the Subordinate Liquidation Amount over (B) the sum of
(x) the amounts required to be distributed to the Class A-P Certificates pursuant to Section 4.01A(e)(i) on that Distribution Date and (y) if one or more of the aggregate Class Principal Balance of the Group III Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to such paid in full classes to the remaining paid in full classes, as described in Section 4.06(a). For any Distribution Date and the Group C-B Certificates, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to the Class I-P Principal Distribution Amount), (ii) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to the Class II-P Principal Distribution Amount), and (iii) the Group IV Subordinate Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to the Class IV-P Principal Distribution Amount), (iv) the Subordinate Principal Prepayments Distribution Amount (without regard to the proviso in its definition), and (v) the Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to the Class A-P and Class IV-P Certificates pursuant to
Section 4.01A(f)(i) on that Distribution Date, (y) if one or more of the aggregate Class Principal Balance of the Group I Certificates, the aggregate Class Principal Balance of the Group II Certificates or the aggregate Class Principal Balance of the Group IV Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to such paid in full classes to the remaining paid in full classes, as described in Section 4.06(a), and (z) the amounts paid from the Available Distribution Amount for the Overcollateralized Group to the Senior Certificates of the Undercollateralized Group or Groups, as described Section 4.06(b).

          Subordinate Principal Prepayments Distribution Amount: For the Group III-B Certificates and any Distribution Date and a Subgroup, the related Subgroup Subordinate Prepayment Percentage of the Principal Prepayment Amount for the Mortgage Loans in such Subgroup, (exclusive of the portion attributable to the Class III-P Principal Distribution Amount); provided, however, that if the amount specified in clause (B) of the definition of



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

"Subordinate Principal Distribution Amount" is greater than the sum of the amounts specified in clause (A)(i) and (iii) of that definition, then the Subordinate Principal Prepayments Distribution Amount will be reduced by the amount of that excess. For any Distribution Date and the Group C-B Certificates, the sum of (i) the Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion attributable to the Class I-P Principal Distribution Amount), (ii) the Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion attributable to the Class II-P Principal Distribution Amount); and (iii) the Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion attributable to the Class IV-P Principal Distribution Amount); provided, however, that if the amount specified in clause (B) of the definition of "Subordinate Principal Distribution Amount" is greater than the sum of the amounts specified in clauses (A)(i), (A)(ii), (A)(iii) and (A)(v) of the second sentence of that definition, then the Subordinate Principal Prepayments Distribution Amount will be reduced by the amount of that excess.

          Subsidiary REMIC: As described in the Preliminary Statement.

          Subsidiary REMIC Interest: Any one of the Subsidiary REMIC Regular Interests.

          Subsidiary REMIC Regular Interest: Any one of the "regular interests" in either Subsidiary REMIC described in the Preliminary Statement.

          Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

          Sub-Servicing Agreement: Any servicing agreement between a Servicer and a Sub-Servicer pursuant to which such Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

          Subordinate Certificates: As specified in the Preliminary Statement.

          Substitution Adjustment Amount: As defined in Section 2.03.

          Targeted Balance: With respect to the Class II-A-6-2 Component and Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11,Class II-A-12, Class II-A-18, Class II-A-19, Class II-A-21, Class II-A-22, Class II-A-23, Class II-A-25, Class II-A-26, Class II-A-28 and Class II-A-29 Certificates, and any Distribution Date appearing on Schedule VII hereto, the applicable amount appearing opposite such Distribution Date for the aggregate of such classes.

          Targeted Principal Classes: As specified in the Preliminary
Statement.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

          Telerate Page 3750: The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

          Transferee Affidavit and Agreement: As defined in Section
6.02(g)(i)(B).

          Trust Fund: The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the funds on deposit in the Collection Account relating to the Mortgage Loans and the Certificate Account and all amounts deposited in the Certificate Account pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, including the RMIC PMI Policy, (e) the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts, (f) the Certificate Insurance Policy, (g) the Depositor's rights under the Assignment and Assumption Agreement, (h) the Class I-A-3 Reserve Fund and (i) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trust Receipt and Final Certification: As defined in Section
2.02(a).

          Trust Receipt and Initial Certification: As defined in Section
2.02(a).

          Trustee: Bank One, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

          Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

          Trustee Fee Rate: 0.0035% per annum.

          Trustee Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

          Undercollateralized Group: As defined in Section 4.06(b).

          Underwriter's Exemption: Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of



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

Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated among the Class A, Class A-P, Group III-B and Group C-B Certificates. The portion of such 99% Voting Rights allocated to each of the Class A, Class A-P, Group III-B and Group C-B Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all Classes then outstanding. The Class IV-X Certificates shall be allocated 1% of the Voting Interest. Voting Interests shall be allocated among the Certificates within each such Class (other than the Class IV-X Certificates, which has only one certificate) in proportion to their respective outstanding Class Principal Balances; provided, that MBIA shall be assigned the Voting Rights of the Class I-A-3 Certificates in the absence of any MBIA Default. The Class AR shall have no voting rights.

          Weighted Average Group I Pass-Through Rate: With respect to any Distribution Date, the average Pass-Through Rate of the Group I Senior Certificates for such Distribution Date, weighted on the basis of the Class Principal Balances of such Classes immediately prior to such Distribution Date.

          Weighted Average Group II Pass-Through Rate: With respect to any Distribution Date, the average Pass-Through Rate of the Group II Senior Certificates for such Distribution Date, weighted on the basis of the Class Principal Balances of such Classes immediately prior to such Distribution Date.

          Weighted Average Group III Pass-Through Rate: With respect to any Distribution Date, the average Pass-Through Rate of the Group III Senior Certificates for such Distribution Date, weighted on the basis of the Class Principal Balances of such Classes immediately prior to such Distribution Date.

          Weighted Average Group IV Pass-Through Rate: With respect to any Distribution Date, the average Pass-Through Rate of the Group IV Senior Certificates for such Distribution Date, weighted on the basis of the Class Principal Balances of such Classes immediately prior to such Distribution Date.

          WMMSC: Washington Mutual Mortgage Securities Corp., a Delaware corporation, and its successors and assigns.

          WMMSC Loans: The Mortgage Loans identified as such in the Mortgage Loan Schedule, for which WMMSC is the applicable Seller.

          WMMSC Serviced Mortgage Loan: The Mortgage Loans, identified as such in the Mortgage Loan Schedule, for which WMMSC is the applicable Servicer.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01 Conveyance of Trust Fund.

          (a) The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the funds on deposit in the Collection Account relating to the Mortgage Loans and the Certificate Account and all amounts deposited in the Certificate Account pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, including the RMIC PMI Policy, (e) the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts, (f) the Class I-A-3 Reserve Fund, (g) the rights of the Depositor under the Assignment and Assumption Agreement, (h) the Certificate Insurance Policy and (i) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. In addition, on or prior to the Closing Date, the Depositor shall cause MBIA to deliver the Certificate Insurance Policy to the Trustee and RMIC to deliver the RMIC PMI Policy to the Trustee.

          (b) In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

          (i) (A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed "Pay to the order of ________________, without recourse" and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage Note, a lost note affidavit and indemnity from the related Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

          (ii) the original of any guarantee executed in connection with the Mortgage Note (if any);

          (iii) the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the related Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the related Seller;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the applicable Seller, the original to be delivered to such Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

          (v) the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

          (vi) the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the applicable Seller, the original to be delivered to the Trustee forthwith after return from such recording office); and

          (vii) the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title).

          In the event the Depositor delivers to the Trustee or the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Trustee or the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation and in the case of (c) above, such original title policy (together with all riders thereto) upon receipt from the applicable title insurer.

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the applicable Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Trustee or the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall, at the expense of the Depositor, (i) affix the Trustee's name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor (at the Depositor's expense) to the Trustee, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          If any original Mortgage Note referred to in Section 2.01(b)(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee or the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity. If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Trustee or the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Trustee or the Custodian within three Business Days.

          (c) The Trustee is authorized to appoint any bank or trust company approved by the Depositor as Custodian of the documents or instruments referred to in this Section 2.01, and to enter into a Custodial Agreement for such purpose and any documents delivered thereunder shall be delivered to the Custodian and any Officer's Certificates delivered with respect thereto shall be delivered to the Trustee and the Custodian.

          (d) It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee. It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "in possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons



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

holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing). The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          SECTION 2.02 Acceptance by the Trustee.

          (a) The Trustee acknowledges receipt of the documents identified in the Trust Receipt and Initial Certification in the form annexed hereto as
Exhibit I and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies.

          The Trustee or the Custodian agrees to execute and deliver on the Closing Date to the Depositor, each Seller and each Servicer a Trust Receipt and Initial Certification in the form annexed hereto as Exhibit I. Based on its review and examination, and only as to the documents identified in such Trust Receipt and Initial Certification, the Trustee or the Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee or the Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee or Custodian shall deliver to the Depositor, each Seller and each Servicer a Trust Receipt and Final Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee or Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee or Custodian shall list such as an exception in the Trust Receipt and Final Certification; provided, however, that the Trustee or Custodian shall not make any determination as to whether
(i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.



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

          The related Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if such Seller does not correct or cure such defect within such period, such Seller shall either (a) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee or Custodian within 90 days from the date such Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office; provided, however, that a Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Trustee's failure to record such Assignment of Mortgage, and provided, further, that no Seller shall be obligated to repurchase or cure any Mortgage Loan solely as a result of the Trustee's failure to record such Assignment of Mortgage. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit K. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the applicable Seller in the Certificate Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit K hereto, the Trustee shall release the related Mortgage File to such Seller and shall execute and deliver at such entity's request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          (b) It is understood and agreed that the obligation of each Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against such Seller.

          SECTION 2.03 Representations and Warranties of the Sellers and
                       Servicers.

          (a) Each of DLJMC, in its capacity as Seller, GreenPoint, in its capacity as Seller and Servicer, WMMSC, in its capacity as Seller and Servicer, RBMG, in its capacity as Servicer, Firstar, in its capacity as Seller, and Olympus, in its capacity as Servicer and Special Servicer, hereby makes the representations and warranties applicable to it set forth in
Schedule IIA, IIB, IIC, IID, IIE or IIF, as applicable hereto, and by this reference incorporated herein, to the Depositor, MBIA and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.



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

          (b) Each of DLJMC, GreenPoint, Firstar and WMMSC, in their capacities as Sellers, hereby makes the representations and warranties set forth in Schedule IIIA, IIIB, IIIC or IIID, as applicable hereto applicable to the DLJ Loans, the GreenPoint Loans, the Firstar Loans or the WMMSC Loans, respectively, and by this reference incorporated herein, to the Depositor, MBIA and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders (without regard to the Certificate Insurance Policy) in any Mortgage Loan sold by such Seller to the Trust, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit K relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan. The related Seller shall promptly reimburse the Trustee and the related Servicer for any actual out-of-pocket expenses reasonably incurred by the Trustee and the related Servicer in respect of enforcing the remedies for such breach. With respect to any representation and warranties described in this Section which are made to the best of a Seller's knowledge if it is discovered by either the Depositor, any Seller, any Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Qualified Substitute Mortgage Loan or Loans, the applicable Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by
Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the applicable Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter such Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The applicable Seller shall amend



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

the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and such Seller shall deliver the amended Mortgage Loan Schedule to the Trustee and Servicer. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee or Custodian, as applicable shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the applicable Seller and shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest title in such Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which a Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by the related Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which such Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel if required by Section
2.05 and receipt of a Request for Release in the form of Exhibit K hereto, the Trustee or Custodian, as applicable, shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee or Custodian for the benefit of the Certificateholders.



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

          SECTION 2.04 Representations and Warranties of the Depositor as to
                       the Mortgage Loans.

          The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee.

          SECTION 2.05 Delivery of Opinion of Counsel in Connection with
                       Substitutions.

          Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the applicable Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          SECTION 2.06 Issuance of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, including the amounts to be deposited into the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts and the Class I-A-3 Reserve Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

          SECTION 2.07 REMIC Provisions.

          (a) The Depositor hereby elects and authorizes the Trustee to treat the Trust Fund as four separate REMICs (the "REMIC") under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form
8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Closing Date is hereby designated as the "startup day" of each REMIC within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in the Master REMIC shall consist of the Regular Certificates and



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the "Class AR Certificates shall represent the beneficial ownership of the
"residual interest" in each REMIC. Neither the Depositor nor the Trustee shall permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC other than the Certificates.

          (b) The Trustee on behalf of the Holders of the Class AR Certificates, shall act as agent for the Class AR Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for each REMIC, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class AR Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of each REMIC pursuant to the specific duties outlined herein.

          (c) A Holder of the Class AR Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to each REMIC under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The related Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of such Servicer's under this Agreement.

          (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of each REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and the related Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to each REMIC as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

          In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (A) act on behalf of each REMIC in relation to any tax matter or



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controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

          (e) The Trustee shall provide (i) to any transferor of a Class AR Certificate such information as is necessary for the application of any tax relating to the transfer of a Class AR Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

          (f) The Trustee, the Depositor and the Holder of the Class AR Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class AR Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

          The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicers and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee shall not take any such action or cause that REMIC to take any such action as to which any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

          In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class AR Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

          At all times as may be required by the Code, the Trustee will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMICs as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of a REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such tax arises out of or results from a breach of such Servicer's duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than "qualified mortgages" or "permitted investments", (y) Section 3.01 of this Agreement to not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or
(z) Section 3.11(c) of this Agreement to not cause any REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (iii) otherwise against amounts on deposit in the Collection Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall. In accordance with Section 2.07(c), the related Servicer or the Trustee, as applicable, shall promptly deposit in the Certificate Account any amount of such tax.

          For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

          The failure of the related Servicer to promptly deposit in the Certificate Account any amount of such tax shall be an Event of Default, as provided in Section 8.01(b). However, in the case of WMMSC, the prompt deposit of any such amount in the Certificate Account shall cure any Special Event of Default unless notice of such Special Event of Default is accompanied by an Opinion of Counsel, at the expense of WMMSC, to the effect that the cumulative effect of WMMSC's breach or breaches, notwithstanding the deposit of the amounts of any such tax, shall have given rise to a substantial risk that any REMIC created hereunder would fail to continue to qualify as a REMIC.



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

          (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, no Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) such Servicer or the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (j) No Servicer nor the Trustee shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC.

          (l) Neither the Trustee nor any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder,
(iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

          (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee within ten days after the Closing Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, each Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform their duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold its harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure



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

of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

          SECTION 2.08 Covenants of each Servicer.

          Each Servicer hereby covenants to the Depositor and the Trustee as follows:

          (a) Such Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

          (b) No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.



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

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01 Servicers to Service Mortgage Loans.

          For and on behalf of the Certificateholders, as independent contractors of the Trustee, each Servicer, severally and not jointly, shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices. The obligations of each of WMMSC, GreenPoint, RBMG and Olympus hereunder to service and administer the Mortgage Loans shall be limited to the WMMSC Serviced Mortgage Loans, the GreenPoint Serviced Mortgage Loans, RBMG Serviced Mortgage Loans and the Olympus Serviced Mortgage Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to related "Mortgage Loans" shall be limited to the WMMSC Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of WMMSC, the GreenPoint Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of GreenPoint, the RBMG Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of RBMG, and the Olympus Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of Olympus; and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that a Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee or the Certificateholders under this Agreement. Each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the



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

Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to such Servicer.

          In accordance with the standards of the preceding paragraph and unless determined in good faith to be a Nonrecoverable Advance, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

          Notwithstanding anything in this Agreement to the contrary, the purchase of any WMMSC Serviced Loan by any Person shall be subject to the rights of WMMSC to continue servicing such WMMSC Serviced Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

          SECTION 3.02 Subservicing; Enforcement of the Obligations of
                       Sub-Servicers.

          (a) The Mortgage Loans may be subserviced by a Sub-Servicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Sub-Servicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing. Each Servicer may perform any of its servicing responsibilities hereunder or may cause the Sub-Servicer to perform any such servicing responsibilities on its behalf, but the use by such Servicer of a Sub-Servicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of the Sub-Servicer as fully as if such acts and omissions were those of such Servicer. Each Servicer shall pay all fees and expenses of any Sub-Servicer engaged by such Servicer from its own funds.

          Notwithstanding the foregoing, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an "Outsourcer") that does not meet the eligibility requirements for a Sub-Servicer, so long as such outsourcing does not constitute the delegation of such Servicer's obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer. In such event, the use by a Servicer of any such Outsourcer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as



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

fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

          (b) At the cost and expense of a Servicer, without any right of reimbursement from the Depositor, the Trustee, or the applicable Collection Account, such Servicer shall be entitled to terminate the rights and responsibilities of its Sub-Servicer and arrange for any servicing responsibilities to be performed by a successor Sub-Servicer meeting the requirements set forth in Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit such Servicer, at such Servicer's option, from electing to service the related Mortgage Loans itself. In the event that a Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee such Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Sub-Servicer as soon as is reasonably possible. Each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Sub-Servicer from such Servicer's own funds without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account.

          (c) Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Sub-Servicer, a Servicer and its Outsourcer, or any reference herein to actions taken through the Sub-Servicer, the Outsourcer, or otherwise, the related Servicer shall not be relieved of its obligations to the Depositor, Trustee, or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans. Each Servicer shall be entitled to enter into an agreement with its Sub-Servicer and Outsourcer for indemnification of such Servicer or Outsourcer, as applicable, by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to such Servicer.

          Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer, and the related Servicer alone, and the Depositor, the Trustee, the other Servicers and the Special Servicer shall have no obligations, duties or liabilities with respect to a Sub-Servicer including no obligation, duty or liability of the Depositor, Trustee, the other Servicers or the Special Servicer to pay a Sub-Servicer's fees and expenses.

          SECTION 3.03 Special Serviced Mortgage Loans

          If directed by the Special Servicer and solely at the Special Servicer's option, a Servicer shall transfer the servicing of any Mortgage Loan (other than a WMMSC Serviced Mortgage Loan) 91 days or more delinquent to the Special Servicer. The Special Servicer shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter and the related predecessor Servicer shall have no further responsibility with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of such Servicer



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

pursuant to Section 3.05(e) or Section 3.09 hereof or for any acts or omissions of the related predecessor Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or
(iii) deemed to have made any representations and warranties of such predecessor Servicer hereunder). Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to
Section 3.14.

          In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, each Servicer shall, at the Special Servicer's expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the Special Servicer shall reimburse the related predecessor Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees relating to the Mortgage Loans for which the servicing is being transferred. The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.08 or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees paid by the Special Servicer to the predecessor servicer pursuant to this Section 3.03. In addition, the Special Servicer shall amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

          With respect to any Special Serviced Mortgage Loan, all references herein to Servicer shall be deemed to include the Special Servicer, as servicer, of such Special Serviced Mortgage Loan.

          SECTION 3.04 Trustee to Act as Servicer.

          In the event that any Servicer shall for any reason no longer be a Servicer hereunder (including, in each case, by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of such Servicer pursuant to Section 3.09 hereof or any acts or omissions of the related predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or
2.03 hereof or (iv) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to Section 8.02 hereof.

          Each Servicer shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement or substitute Subservicing Agreement to the assuming party.



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

          SECTION 3.05 Collection of Mortgage Loans; Collection Accounts;
                       Certificate Account.

          (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidated Mortgage Loans, each Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage Guaranty Insurance Policy and shall take special care with respect to Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and the Mortgaged Properties, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Mortgage Loans which it is directly servicing, each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that no Servicer can extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the related Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. No Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) Each Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled "[Servicer's name], in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33" or, if established and maintained by a Sub-Servicer on behalf of a Servicer, "[Sub-Servicer's name], in trust for [Servicer's name]" or "[Sub-Servicer's name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer's name], its successors and assigns, for various owners of interest in [Servicer's name] mortgage-backed pools. In the event that a Sub-Servicer employs a subservicer, the Collection Account shall be titled "[name of Sub-Servicer's subservicer], in trust for [Sub-Servicer's name]." Each Collection Account shall be an Eligible Account acceptable to the Depositor and Trustee. Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section
3.08. Any funds deposited in a Collection Account (other than an account established by WMMSC) shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law. Notwithstanding the foregoing, one of the Collection Accounts established by WMMSC shall be an Investment Account.

          (c) Each Servicer shall deposit in the applicable Collection Account on a daily basis, unless otherwise indicated, and retain therein, the following collections remitted by Sub-Servicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off
Date:



                                      79

               (i) all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments;

               (ii) all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the sum of the related Servicing Fee Rate and the Lender PMI Rate, if applicable;

               (iii) all Liquidation Proceeds on the related Mortgage Loans;

               (iv) all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

               (v) all Advances made by such Servicer pursuant to Section
     5.01;

               (vi) no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of Compensating Interest Payments for such Servicer for the related Prepayment Period. The aggregate of such deposits shall be made from such Servicer's own funds, without reimbursement therefor up to the applicable Compensating Interest Payment for such Servicer for the related Distribution Date.

               (vii) any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property pursuant to Section 3.11; and

               (viii) any other amounts required to be deposited hereunder.

          The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by such Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.05, each Servicer may deduct from amounts received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment representing the applicable Servicing Fee. In the event that a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account



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

shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

          (d) On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Trustee pursuant to Section 3.08(a)(viii);

          (ii) any amount deposited by the Trustee pursuant to Section 3.05(e) in connection with any losses on Eligible Investments; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

          In the event that a Servicer shall remit to the Trustee any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b). In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

          (e) Each institution at which a Collection Account or the Certificate Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the related Servicer or the Trustee, respectively, in Eligible Investments, which shall mature not later than (i) in the case of a Collection Account, the Cash Remittance Date, and (ii) in the case of the Certificate Account, the Business Day immediately preceding the Distribution Date, or on the Distribution Date, with respect to Eligible Investments invested with the Trustee or an affiliate of the Trustee, and, in each case, shall not be sold or disposed of prior to its maturity. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the related Servicer in the related Collection Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account and made in accordance with this Section 3.05. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trustee in the Certificate Account.



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

          (f) Each Servicer shall give notice to the Trustee, each related Seller, each Rating Agency, MBIA and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. The Trustee shall give notice to each Servicer, each Seller, each Rating Agency, MBIA and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

          SECTION 3.06 Establishment of and Deposits to Escrow Accounts;
                       Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

          (a) To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers other than Olympus, "Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33", in the case of Olympus, "Olympus Servicing L.P., as Servicer for Credit Suisse First Boston Mortgage Securities Corp. Mortgage-Backed Pass-Through Certificates, Series 2001-33", or, if established and maintained by a Sub-Servicer on behalf of a Servicer, "[Sub-Servicer's name], in trust for [Servicer's name]" or "[Sub-Servicer's name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer's name], its successors and assigns, for various owners of interest in [Servicer's name] mortgage-backed pools. In the event that a Sub-Servicer employs a subservicer, the Escrow Accounts shall be titled "[name of Sub-Servicer's subservicer] in trust for [Sub-Servicer's name]. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with
Section 3.06(d). Except with respect to WMMSC, the creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit P hereto. A copy of such certification shall be furnished to the Depositor and the Trustee.

          (b) Each Servicer shall deposit or cause to be deposited in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

               (i) all Escrow Payments collected on account of the related Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii) all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          (c) Each Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.



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          (d) Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the related Servicer only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse such Servicer for any Servicing Advances made by such Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

               (iv) for transfer to the related Collection Account to reduce the principal balance of the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (v) for application to restore or repair of the related Mortgaged Property in accordance with the procedures outlined in Section 3.09(e);

               (vi) to pay to such Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

               (vii) to remove funds inadvertently placed in such Escrow Account; and

               (viii) to clear and terminate such Escrow Account on the termination of this Agreement.

          (e) With respect to each Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

          SECTION 3.07 Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

          (a) Each Servicer shall afford the Depositor, and the Trustee and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by such Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.



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

          (b) Each Servicer shall inspect the related Mortgaged Properties as often as deemed necessary by such Servicer in such party's sole discretion, to assure itself that the value of such Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the applicable Servicer shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. Each Servicer shall keep a written or electronic report of each such inspection.

          SECTION 3.08 Permitted Withdrawals from the Collection Accounts and
                       Certificate Account.

          (a) Each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

               (i) to pay to such Servicer (to the extent not previously retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

               (ii) to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

               (iii) to reimburse such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

               (iv) to reimburse such Servicer for (A) unreimbursed Servicing Advances, such Servicer's right to reimbursement pursuant to this clause
     (A) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

               (vi) to make any payments required to be made pursuant to
     Section 2.07(g);

              (vii) to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

               (viii) on the Cash Remittance Date, to withdraw an amount equal to the portion of each Available Distribution Amount applicable to the Mortgage Loans



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     serviced by such Servicer for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account;

               (ix) to reimburse the Servicer for expenses incurred by it and reimbursable pursuant to Section 7.03; and

               (x) to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

          Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses
(i), (ii), (iv) and (v). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) for a Nonrecoverable Advance, the related Servicer shall deliver to the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders, MBIA and RMIC, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07). In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to itself any investment income earned for the related Distribution Date;

               (ii) to pay to RMIC the RMIC PMI Fee with respect to each RMIC PMI Mortgage Loan;

               (iii) to withdraw and return to the applicable Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01 hereof.

          SECTION 3.09 Maintenance of Hazard Insurance; Mortgage Impairment
                       Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

          (a) Each Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either: "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the



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Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.

          If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

          If a Mortgage is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the Servicer for mortgage loans that it services on its own account.

          Each Servicer shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

          All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

          A Servicer shall not interfere with the Mortgagor's freedom of choice at the origination of such Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that such Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The related Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

          Pursuant to Section 3.05, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with such Servicer's normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).



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          Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall constitute a Servicing Advance and will be reimbursable to the Servicer to the extent permitted by
Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) In the event that a Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a). Any amounts collected by a Servicer under any such policy relating to a Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the related Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer's funds, without reimbursement therefor. Upon request of the Trustee, a Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trustee. In connection with its activities as Servicer of the related Mortgage Loans, such Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          (c) With respect to each Mortgage Loan (other than any Lender PMI Mortgage Loan) with a Loan-to-Value Ratio in excess of 80% which the applicable Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the related Servicer shall, without any cost to the Depositor or Trustee, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80%, based on either
(i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated, the related Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the related Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that such Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance Policy for such reason. If the related Servicer determines that recoveries are



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so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The related Servicer shall not take any action which would result in noncoverage under any applicable Mortgage Guaranty Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, each Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

          With respect to the RMIC PMI Mortgage Loans, the RMIC Policy shall be maintained by the Trustee for the life of such Mortgage Loans, unless otherwise prohibited by law. The applicable Servicer shall submit all claims required to be made under the RMIC Policy in a timely fashion and shall otherwise comply with the terms of the RMIC Policy. Each Servicer shall deposit all amounts received under the RMIC Policy into the Collection Account. The RMIC PMI Fee shall be paid by the Trustee from amounts withdrawn from the Certificate Account in accordance with Section 3.08(b)(ii).

          With respect to Mortgage Loans which are not RMIC PMI Mortgage Loans, the applicable Servicer agrees to effect timely payment of the premiums on each Mortgage Guaranty Insurance Policy, and such payments shall constitute Servicing Advances reimbursable to such Servicer pursuant to Section 3.08.

          With respect to the Lender PMI Mortgage Loans, the applicable Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise prohibited by law and shall be responsible for the payment of the Lender PMI Fee to the applicable insurer.

          (d) In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trustee, the Trustee and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy in a timely fashion in accordance with the terms of such Mortgage Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 3.05, any amounts collected by a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

          (e) No Servicer needs to obtain the approval of the Trustee prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, each



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Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

               (i) such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

               (ii) such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

               (iii) pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

          (f) If the Trustee is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

          SECTION 3.10 Enforcement of Due-on-Sale Clauses; Assumption
                       Agreements.

          (a) Each Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

          (b) If a Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event such Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

          (c) To the extent that any Mortgage Loan is assumable, the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the



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underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

          (d) Subject to each Servicer's duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The related Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

          SECTION 3.11 Realization Upon Defaulted Mortgage Loans; Repurchase
                       of Certain Mortgage Loans.

          (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trustee and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. Any funds expended by any



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Servicer pursuant to this Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii). The related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds or otherwise pursuant to
Section 3.08(a).

          Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, the related Servicer shall promptly provide the Trustee with a written report of environmental inspection.

          In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances and Advances made by such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the related Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof. In the event the related Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and such Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

          (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. The related Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the related Servicer shall furnish to the



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Trustee on or before each Distribution Date a statement with respect to any
REO Property covering the operation of such REO Property for the previous calendar month and such Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trustee shall reasonably request and which is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. The related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in



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respect of such Mortgage Loan, the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

          (d) The decision of a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          (e) The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse such Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by such Servicer pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the related Servicing Fee Rate, the RMIC PMI Fee Rate and the Lender PMI Rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

          (f) Each Servicer of the Mortgage Loans may (but is not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior class of Subordinate Certificates, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates (determined without regard to the Certificate Insurance Policy) in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Holder may
(i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash with such Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such

Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Rate through the last day of the month in which such Mortgage Loan is purchased, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Mortgage Loans so long as such Holder (A) meets the requirements for a Sub-Servicer set forth in
Section 3.02(a), (B) will service such Mortgage Loans in accordance with this Agreement and (C) the Servicer has the right to transfer such servicing rights without the payment of any compensation to a subservicer.

          (g) The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the Special Servicer has the right to transfer the related servicing rights without the payment of any compensation to a subservicer. Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan. The applicable Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.11(g).

          SECTION 3.12 Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will immediately notify the Trustee, or the Custodian on its behalf, by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit K. Upon receipt of such request, the Trustee, or the Custodian on its behalf, shall within three Business Days release the related Mortgage File to the related Servicer, and the Trustee shall within three Business Days of such Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee, or the Custodian on its behalf within three Business Days of delivery to the Trustee, or the Custodian on its behalf of a Request for Release in the form of Exhibit K signed by a Servicing Officer, release the Mortgage File to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee, or the Custodian on its behalf, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case such Servicer shall deliver to the

Trustee, or the Custodian on its behalf, a Request for Release in the form of Exhibit K, signed by a Servicing Officer.

          If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.13 Documents, Records and Funds in Possession of a
                       Servicer to be Held for the Trustee.

          Notwithstanding any other provisions of this Agreement, each Servicer shall transmit to the Trustee, or the Custodian on its behalf, as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the related Servicer from time to time required to be delivered to the Trustee, or the Custodian on its behalf, pursuant to the terms hereof and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

          SECTION 3.14 Servicing Fee.

          (a) As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Mortgage Loans, the amount of its Servicing Fee for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing Fee, payable by such Servicer pursuant to Section 3.05(c)(vi). The Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the related Servicer or as otherwise provided in Section 3.08(a). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for each such Special Serviced Mortgage Loan as its compensation and any Ancillary Income earned on or after the date such loan became a Special Serviced Mortgage Loan with respect to the Special Serviced Mortgage Loans.

          (b) Additional servicing compensation in the form of Ancillary Income shall be retained by the related Servicer. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section
3.02 and the payment of any premiums for insurance required pursuant to
Section 3.18) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

          SECTION 3.15 Access to Certain Documentation.

          Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by such Servicer. Nothing in this Section shall limit the obligation of any Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this
Section 3.15 shall require any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

          SECTION 3.16 Annual Statement as to Compliance.

          Each Servicer shall deliver to the Depositor, the Rating Agencies, MBIA and the Trustee on or before 120 days after the end of such Servicer's fiscal year, commencing in its 2003 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default.

          SECTION 3.17 Annual Independent Public Accountants' Servicing
                       Statement; Financial Statements.

          On or before 120 days after the end of each Servicer's fiscal year, commencing in its 2003 fiscal year, each Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, any Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, MBIA and the Depositor to the effect that (i) with respect to each Servicer other than WMMSC, such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing, including the related Mortgage Loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement and (ii) with respect to WMMSC as servicer of the WMMSC Serviced Mortgage Loans, in connection with the firm's examination of the financial statements as of the previous December 31 of WMMSC's parent corporation (which shall include a limited examination of WMMSC's financial statements), nothing came to their attention that indicated that WMMSC was not in compliance with the terms of this Agreement, except for (a) such exceptions as such firm believes to be immaterial, and (b) such other exceptions as are set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the related Servicer's expense, provided such statement is delivered by such Servicer to the Trustee.

          SECTION 3.18 Maintenance of Fidelity Bond and Errors and Omissions
                       Insurance.

          Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the related Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure each Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.18 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA. Upon the request of the Trustee, the related Servicer shall cause to be delivered to the Trustee a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trustee.



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

                                  ARTICLE IV

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01 Priorities of Distribution.

     (A) On each Distribution Date, with respect to the Group I Certificates, the Group II Certificates, the Group III Certificates, the Group IV Certificates and the Class A-P Certificates the Trustee shall determine the amounts to be distributed to each class of certificates as follows:

     (a) with respect to Group I Certificates, Class A-X and the Class A-P Certificates, before the Credit Support Depletion Date, and from the Available Distribution Amount relating to Loan Group I:

          (i) first, to the Class A-P Certificates, the Class I-P Principal Distribution Amount;

          (ii) second, to the Certificate Insurer, the MBIA Premium for such Distribution Date;

          (iii) third, pro rata to the Group I Certificates entitled to interest and the Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall provided, however, that for purposes of distributions pursuant to this clause (a)(iii), the Interest Distribution Amount for the Class A-X Certificates shall be calculated solely on the basis of that portion of the Class A-X Notional Amount attributable to the Group I Mortgage Loans; and

          (iv) fourth, on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group I remaining after giving effect to the distributions pursuant to clauses I(a)(i), I(a)(ii) and
                 (I)(a)(iii) above, to the Group I Senior Certificates (other than any Group I Certificates that are Notional Amount Certificates), the related Senior Principal Distribution Amount, in the following order of priority:

                         (i) concurrently, to the Class I-A-4 and Class I-A-31 Certificates, pro rata, the Group I Priority Amount, until their respective Class Principal Balances are reduced to zero;

                         (ii) to the Class A-R Certificates, until its Class Principal Balance has been reduced to zero;

                         (iii) concurrently, to the following classes in the following order:

               1. 68.3044837903% sequentially, to the following classes in the following order:

                    (A) on or after the distribution date in January 2005, to
               the Class I-A-3 Certificates, the lesser of (a) the amount available for distribution pursuant to this subclause (iii)1(A) and (b) $31,000;

                    (B) to the Class I-A-1, Class I-A-29 and Class I-A-30, pro
               rata, the lesser of (a) the amount available for distribution pursuant to this subclause (iii)1(B) and (b) the Capped Payment Amount, until their respective Class Principal Balances are reduced to zero;

                    (C) sequentially to the following classes of certificates, until the Class Principal Balance of the Class I-A-28 Certificates is reduced to zero:

                         (i) 3.7037094102% to the Class I-A-11 Certificates;
                    and

                         (ii) 96.2962905898%, sequentially, to the Class
                    I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27 and Class I-A-28, in that order, until their respective Class Principal Balances are reduced to zero;

                    (D) to the Class I-A-10 Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (E) to the Class I-A-3 Certificates, until its Class
               Principal Balance is reduced to zero; and

               2. 31.6955162097% sequentially, to the following classes in the following order:

                    (A) to the Class I-A-1, Class I-A-29 and Class I-A-30
               Certificates, pro rata, the lesser of (i) the amount available for distribution pursuant to this subclause (iii)2(A)(i) and
               (ii) the Second Capped Payment Amount, until their respective Class Principal Balances are reduced to zero; and

                    (B) concurrently, to the following classes in the
               following order:

                         (1) 92.8571422242%, sequentially, to the following
                    classes in the following order:

                              (a) to the Class I-A-2 and Class I-A-9
                         Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

                              (b) sequentially, to the Class I-A-5, Class
                         I-A-6, Class I-A-7 and Class I-A-8 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and



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

                         (2) 7.1428577758% to the Class I-A-11 Certificates
                    until its Class Principal Balance is reduced to zero; and

                           (iv) to the Class I-A-4 and Class I-A-31
         Certificates, pro rata, until their respective Class Principal Balances are reduced to zero.



     (b) with respect to Group II Certificates, the Class A-X Certificates and the Class A-P Certificates, before the Credit Support Depletion Date, and from the Available Distribution Amount relating to Loan Group II:

          (i) first, to the Class A-P Certificates, the Class II-P Principal Distribution Amount;

          (ii) second, to the Group II Certificates entitled to interest, and the Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that for purposes of the distributions pursuant to this subclause (b)(ii), the Interest Distribution Amount for the Class A-X Certificates shall be calculated solely on the basis of that portion of the Class A-X Notional Amount attributable to the Group II Mortgage Loans; provided further that on or before the Class II-A-5 Accretion Termination Date, the amount allocable to interest that would otherwise be distributable to the Class II-A-5 Certificates pursuant to this clause (b)(ii) will instead be distributed as principal in accordance with the definition of Class II-A-5 Accretion Directed Rule;

          (iii) third, on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group II remaining after giving effect to the distributions pursuant to clauses I(b)(i) through I(b)(ii) above, to the Group II Senior Certificates (other than the Group II Certificates that are Notional Amount Certificates), the related Senior Principal Distribution Amount, in the following order of priority:

                      (i) concurrently, to the Class II-A-4 and Class II-A-20
                 Certificates, pro rata, the Group II Priority Amount, until their respective Class Principal Balances are reduced to zero;

                      (ii) concurrently, to the Class II-A-I, Class II-A-3,
                 Class II-A-24 and Class II-A-27 Certificates in the following order, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balances for such Distribution Date:

                           1. 66.7165240328%, sequentially, to the Class
                      II-A-1 and Class II-A-3 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and



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

                           2. 33.2834759672%, sequentially, to the to the
                      Class II-A-24 and Class II-A-27 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

                 (iii) concurrently, to the following classes in the following order:

                           1. 7.4074074074% to the Class II-A-6-1 Component,
                      until its Component Principal Balance is reduced to zero;

                           2. 11.8099922892%, sequentially, to the following
                      classes in the following order:

                                (A) to the Class II-A-15 Certificates, in an
                           amount up to the amount necessary to reduce its Class Principal Balance to its Planned Balance for such Distribution Date;

                                (B) sequentially, to the Class II-A-13, Class
                           II-A-16, Class II-A-17 and Class II-A-14
                           Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

                                (C) to the Class II-A-15 Certificates, without
                           regard to its Planned Balance, until its Class Principal Balances is reduced to zero; and

                           3. 80.7826003034%, sequentially, to the following
                      classes in the following order:

                                (A) to the Class II-A-6-2 Component and to the
                           Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-18, Class II-A-19, Class II-A-21, Class II-A-22, Class II-A-23, Class II-A-25, Class II-A-26, Class II-A-28 and Class II-A-29 Certificates, in reduction of their aggregate Class Principal Balance to their aggregate Targeted Balance for such Distribution Date (and after giving effect to the Class II-A-5 Accrual Amount), sequentially, as follows:

                                     (1) to the Class II-A-7 Certificates, in
                                an amount up to the amount necessary to reduce its Class Principal Balance to its Planned Balance for such Distribution Date (and after giving effect to the Class II-A-5 Accrual Amount);

                                     (2) concurrently, to the following
                                classes in the following order:

                                          (a) 38.9850668601% concurrently, to
                                     the following classes in the following
                                     order:

                                               (i) 96.4285701321%,
                                          sequentially, to the following
                                          classes in the following order:

                                                    1. sequentially, to the
                                               Class II-A-21 and Class II-A-22
                                               Certificates, in that order,
                                               until their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                                    2. to the Class II-A-23,
                                               Class II-A-25 and Class II-A-26
                                               Certificates, pro rata, until
                                               their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                               (ii) 3.5714298679% to the Class
                                          II-A-6-2 Component until its
                                          Component Principal Balance is
                                          reduced to zero; and

                                          (b) 61.0149331399%, sequentially, to
                                     the following classes in the following
                                     order:

                                               (i) to the Class II-A-8 and
                                          Class II-A-11 Certificates, pro
                                          rata, until their respective Class
                                          Principal Balances are reduced to
                                          zero;

                                               (ii) to the Class II-A-9
                                          Certificates, until its Class
                                          Principal Balance is reduced to
                                          zero; and

                                               (iii) concurrently, to the
                                          following classes in the following
                                          order:

                                                    1. 1.3661843107% to the
                                               Class II-A-6-2 Component, until
                                               its Component Principal Balance
                                               is reduced to zero; and

                                                    2. 98.6338156893% to the
                                               Class II-A-10, Class II-A-12,
                                               Class II-A-18, Class II-A-19,
                                               Class II-A-28 and Class II-A-29
                                               Certificates, pro rata, until
                                               their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                     (3) to the Class II-A-7 Certificates,
                                without regard to its Planned Balance for such Distribution Date, until its Class Principal Balance is reduced to zero; and

                                (B) to the Class II-A-5 Certificates, until
                           its Class Principal Balance is reduced to zero.



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

                                (C) to the Class II-A-6-2 Component and to the
                           Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-18, Class II-A-19, Class II-A-21, Class II-A-22, Class II-A-23, Class II-A-25, Class II-A-26, Class II-A-28 and Class II-A-29 Certificates, without regard to their aggregate Targeted Balance, sequentially, as follows:

                                     (1) to the Class II-A-7 Certificates, in
                                an amount up to the amount necessary to reduce its Class Principal Balance to its Planned Balance for such Distribution Date (and after giving effect to the Class II-A-5 Accrual Amount);

                                     (2) concurrently, to the following
                                classes in the following order:

                                          (a) 38.9850668601%, concurrently, to
                                     the following classes in the following
                                     order:

                                               (i) 96.4285701321%
                                          sequentially, to the following
                                          classes in the following order:

                                                    1. sequentially, to the
                                               Class II-A-21 and Class II-A-22
                                               Certificates, in that order,
                                               until their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                                    2. to the Class II-A-23,
                                               Class II-A-25 and Class II-A-26
                                               Certificates, pro rata, until
                                               their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                               (ii) 3.5714298679% to the Class
                                          II-A-6-2 Component, until its
                                          Component Principal Balance is
                                          reduced to zero; and

                                          (b) 61.0149331399% sequentially, to
                                     the following classes in the following
                                     order:

                                               (i) to the Class II-A-8 and
                                          Class II-A-11 Certificates, pro
                                          rata, until their respective Class
                                          Principal Balances are reduced to
                                          zero;

                                               (ii) to the Class II-A-9
                                          Certificates, until its Class
                                          Principal Balance is reduced to
                                          zero; and

                                               (iii) concurrently, to the
                                          following classes in the following
                                          order:



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

                                                    1. 1.3661843107% to the
                                               Class II-A-6-2 Component, until
                                               its Component Principal Balance
                                               is reduced to zero; and

                                                    2. 98.6338156893% to the
                                               Class II-A-10, Class II-A-12,
                                               Class II-A-18, Class II-A-19,
                                               Class II-A-28 and Class II-A-29
                                               Certificates, pro rata, until
                                               their respective Class
                                               Principal Balances are reduced
                                               to zero;

                                            (3) to the Class II-A-7
                                      Certificates, without regard to its
                                      Planned Balance, until its Class
                                      Principal Balance is reduced to zero;
                                      and

                                               (iv) concurrently, to the
                                          following classes without regard to
                                          their Planned Balances in the
                                          following order:

                                                    1. 66.7165240328%
                                               sequentially, to the Class
                                               II-A-1 and Class II-A-3
                                               Certificates in that order,
                                               until their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                                    2. 33.2834759672% to the
                                               Class II-A-24 and Class II-A-27
                                               Certificates, in that order,
                                               until their respective Class
                                               Principal Balances are reduced
                                               to zero; and

                                               (v) to the Class II-A-4 and
                                          Class II-A-20 Certificates, pro
                                          rata, until their respective Class
                                          Principal Balances are reduced to
                                          zero; and

     (c) with respect to the Group III Senior Certificates and the Class A-P Certificates, before the Credit Support Depletion Date, and from the Available Distribution Amount relating to Loan Group III;

          (i) first, to the Class A-P Certificates, the Class III-P Principal Distribution Amount;

          (ii) second, to the Group III Senior Certificates entitled to interest, an amount equal to the related Interest Distribution Amount;

          (iii) third, on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group III remaining after giving effect to the distributions pursuant to clauses I(c)(i) through I(c)(ii) above, to the Group III Senior Certificates (other than the Group III Certificates that are Notional Amount Certificates), the related Senior Principal Distribution Amount in the following order of priority:



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

                      (i) to the Class III-A-5 Certificates, the Class III-A-5
                 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

                      (ii) to the Class III-A-1 and Class III-A-3
                 Certificates, pro rata, until their respective Class Principal Balances are reduced to zero; and

                      (iii) sequentially, to the Class III-A-2, Class III-A-6
                 and Class III-A-7 Certificates, until their respective Class Principal Balances are reduced to zero.

     (d) with respect to Certificate Group IV Certificates , before the Credit Support Depletion Date, and from the Available Distribution Amount relating to Loan Group IV:

          (i) first, to the Class IV-P Certificates, the Class IV-P Principal Distribution Amount;

          (ii) second, to the Group IV Certificates entitled to interest, an amount equal to the related Interest Distribution Amount;

          (iii) third, on each Distribution Date prior to the Credit Support Depletion Date, from the Available Distribution Amount for Loan Group IV remaining after giving effect to the distributions pursuant to clauses I(d)(i) and I(d)(ii) above, to the Group IV Senior Certificates (other than the Group IV-P and the Class IV Certificates that are Notional Amount Certificates), the related Senior Principal Distribution Amount, to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

     (e) from the Available Distribution Amount relating to Loan Group III remaining after the distributions pursuant to (c) above, before the Credit Support Depletion Date, to the Class A-P Certificates, each Class of Group III-B Certificates, subject to paragraphs (B) and (C) below and the Class AR Certificates, in the following order of priority:

          (i) first, to the Class A-P Certificates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount on that Distribution Date, the sum of (a) principal in an amount equal to the Class III-P Fraction of any loss on a Class III-P Mortgage Loan incurred in the previous calendar month (other than a loss that has been allocated by Pro Rata Allocation) and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed in respect of losses pursuant to this paragraph (e)(i) will not cause a further reduction in the Class Principal Balance on the Class A-P Certificates;

          (ii) second, to the Class III-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

          (iii) third, to the Class III-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class III-B-1 Certificates has been reduced to zero;



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

          (iv) fourth, to the Class III-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class, for such Distribution Date;

          (v) fifth, to the Class III-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class III-B-2 Certificates has been reduced to zero;

          (vi) sixth, to the Class III-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

          (vii) seventh, to the Class III-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class III-B-3 Certificates has been reduced to zero;

          (viii) eighth, to the Class III-B-4, Class III-B-5 and Class III-B-6 Certificates, interest and principal in the same manner as for the Class III-B-1, Class III-B-2 and Class III-B-3 Certificates, first to the Class III-B-4 Certificates, then to the Class III-B-5 Certificates and then to the Class III-B-6 Certificates;

          (ix) ninth, first to the related Senior Certificates and then to the Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates, in that order, up to an amount of unreimbursed realized losses previously allocated to that Class, if any; provided, however, that any amounts distributed pursuant to this paragraph (e)(ix) will not cause a further reduction in the Class Principal Balances of any of the Group III-B Certificates; and

          (x) tenth, to the Class AR Certificates, any remaining Available Distribution Amount for Loan Group III.

     (f) from the Available Distribution Amount relating to Loan Group I, Loan Group II and Loan Group IV remaining after the distributions pursuant to (a), (b) and (d) above, before the Credit Support Depletion Date, to the Class A-P Certificates, Class IV-P Certificates, Class AR Certificates and each Class of Subordinate Certificates relating to Loan Group I, Loan Group II and Loan Group IV, subject to paragraphs (B) and (C) below, and further subject to any payments to the Group I, Group II and Group IV Certificates as described in Section 4.06, in the following order of priority:

          (i) first, concurrently, (a) to the Class A-P Certificates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount on that Distribution Date, the sum of (a) principal in an amount equal to the Class I-P and Class II-P Fraction of any loss on a Class I-P or Class II-P Mortgage Loan, respectively, incurred in the previous calendar month (other than a loss that has been allocated by Pro Rata Allocation) and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed in respect of losses pursuant to this paragraph (f)(i)(a) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

                 (b) to the Class IV-P Certificates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount on that Distribution Date, the sum of (a) principal in an amount equal to the Class IV-P Fraction of any loss on a Class IV-P Mortgage Loan incurred in the previous calendar month (other than a loss that has been allocated by Pro Rata Allocation) and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed in respect of losses pursuant to this paragraph (f)(i) (b) will not cause a further reduction in the Class Principal Balance of the Class IV-P Certificates;

          (ii) second, to the Class C-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

          (iii) third, to the Class C-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-1 Certificates has been reduced to zero;

          (iv) fourth, to the Class C-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class, for such Distribution Date;

          (v) fifth, to the Class C-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-2 Certificates has been reduced to zero;

          (vi) sixth, to the Class C-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

          (vii) seventh, to the Class C-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-3 Certificates has been reduced to zero;

          (viii) eighth, to the Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, interest and principal in the same manner as for the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, first to the Class C-B-4 Certificates, then to the Class C-B-5 Certificates and then to the Class C-B-6 Certificates;

          (ix) ninth, to MBIA, any MBIA Reimbursement Amounts for such Distribution Date;

          (x) tenth, first to the related Senior Certificates and then to the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, in that order, up to an amount of unreimbursed realized losses previously allocated to that Class, if any; provided, however, that any amounts distributed pursuant to this paragraph (f)(x) will not cause a further reduction in the Class Principal Balances of any of the Group C-B Certificates; and

          (xi) eleventh, to the Class AR Certificates, any remaining Available Distribution Amount for Loan Group I, Loan Group II and Loan Group IV.

     (g) On or after the Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group I will be made with respect to the Group I, Class A-P, Class A-X and Class AR Certificates as follows:

          (i) first, to the Class A-P Certificates, the Class I-P Principal Distribution Amount;

          (ii) second, to the Certificate Insurer, any MBIA Premium due for such Distribution Date;

          (iii) third, pro rata, to the Group I Certificates entitled to interest and the Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; provided, however, that for purposes of distributions to the Class A-X Certificates pursuant to this subclause
                 (g)(iii), the Interest Distribution Amount for the Class A-X Certificates shall be calculated solely on the basis of that portion of the Class A-X Notional Amount attributable to the Group I Mortgage Loans;

          (iv) fourth, to the Group I Certificates entitled to principal, pro rata, as principal, the Group I Senior Principal Distribution Amount;

          (v) fifth, after payments to the Group II and Group IV Certificates as described in Section 4.06, the MBIA Reimbursement Amount, if any, for such Distribution Date; and

          (vi)   sixth, to the Class AR Certificates.

     (h) On or after the Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group II will be made with respect to the Group II, Class A-P and Class A-X Certificates as follows:

          (i) first, to the Class A-P Certificates, the Class II-P Principal Distribution Amount;

          (ii) second, pro rata to the Group II Certificate entitled to interest and the Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount, provided, however, that for purposes of distributions to the Class A-X Certificates pursuant to this subclause
                 (h)(ii), the Interest Distribution Amount for the Class A-X Certificates shall be calculated solely on the basis of that portion of the Class A-X Notional Amount attributable to the Group II Mortgage Loans;

          (iii) third, to the Group II Certificates, pro rata, as principal, the Group II Senior Principal Distribution Amount; and

          (iv) fourth, after any payments to the Group I and Group IV Certificates as described in Section 4.06, to the Class AR Certificates.

     (i) On or after the Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group III will be made with respect to the Group III, Class A-P and Class AR Certificates as follows:

          (i) first, to the Class A-P Certificates, the Class III-P Principal Distribution Amount;

          (ii) second, to the Group III Senior Certificates entitled to interest, an amount allocable to interest equal to the related Interest Distribution Amount;

          (iii) third, to the Class III-A-5 Certificates, the Class III-A-5 Principal Distribution Amount for such Distribution Date until its Class Principal Balance is reduced to zero;

          (iv) fourth, to the Group III Senior Certificates entitled to principal, other than the Class III-A-5 Certificates, pro rata, as principal, the Group III Senior Principal Distribution Amount (reduced by the Class III-A-5 Principal Distribution Amount); and

          (v)    fifth, to the Class AR Certificates.

     (j) On or after the Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group IV will be made with respect to the Group IV and Class AR Certificates as follows:

          (i) first, to the Group IV-P Certificates, the Class IV-P Certificates, the Class IV-P Principal Distribution Amount;

          (ii) second, to the Group IV Certificates entitled to interest, an amount allocable to interest equal to the related Interest Distribution Amount;

          (iii) third, to the Group IV Certificates entitled to principal, other than the Class IV-P Certificates, pro rata, as principal, the Group IV Senior Principal Distribution Amount; and

          (iv) fourth, after any payments to the Group I and Group II Certificates as described in Section 4.06, to the Class AR Certificates.

          (B)(1) On each Distribution Date, the amount referred to in clause
(i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group III Senior Certificates shall be reduced by the Trustee by, (i) the related Class' pro rata share (based on the applicable Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)(1)) of Net Prepayment Interest Shortfalls for Mortgage Loans in Loan Group III; and (ii) the Class' Pro Rata Allocation of (A) after the Special Hazard Loss Coverage Termination Date, with respect to each Mortgage Loan in Loan Group III that became a Special Hazard Mortgage Loan during the related Prepayment Period, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination

Date, with respect to each Mortgage Loan in Loan Group III that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan in Loan Group III incurred during the related Prepayment Period and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in Loan Group III that became a Fraud Loan during the related Prepayment Period the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (2) On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group I Certificates, Group II Certificates and Group IV Certificates shall be reduced by the Trustee by, (i) the related Class' pro rata share (based on the applicable Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)(2)) of Net Prepayment Interest Shortfalls for Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV; and (ii) the Class' Pro Rata Allocation of (A) after the Special Hazard Loss Coverage Termination Date, with respect to each Mortgage Loan in such Loan Groups that became a Special Hazard Mortgage Loan during the related Prepayment Period, the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in such Loan Groups that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan in such Loan Groups incurred during the related Prepayment Period and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in such Loan Groups that became a Fraud Loan during the related Prepayment Period the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (C)(1) With respect to each Class of Group III-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments in Full and Principal Prepayments in Part will be made to any Class or Classes of Subordinate Certificates junior to such Class (the "Restricted Classes") and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments in Full and Principal Prepayments in Part will be allocated among the remaining Classes of Subordinate Certificates, pro rata, based upon their respective Class Principal Balances.

          (2) With respect to each Class of Group C-B Certificates relating to Group I, Group II or Group IV, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments in Full and Principal Prepayments in Part will be made to any Class or Classes of Subordinate Certificates junior to such Class (the "Restricted Classes") and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments in Full and

Principal Prepayments in Part will be allocated among the remaining Classes of Subordinate Certificates, pro rata, based upon their respective Class Principal Balances.

          SECTION 4.02 Allocation of Losses.

          (a) The Group III Certificates. Realized Losses, other than the Class III-P Fraction of the Realized Loss, if applicable, and except for Excess Losses, on the Group III Mortgage Loans with respect to any Distribution Date shall be allocated by the Trustee to the Classes of Group III Certificates as follows:

     (i) any Realized Loss shall be allocated first, to the Group III-B Certificates in decreasing order of their numerical Class designations (beginning with the Class III-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, second, if the loss relates to a Subgroup III-2 Mortgage Loan, to the Class III-A-5 Certificates, the applicable Class III-A-5 Loss Percentage of such loss until the Class Principal Balance thereof is reduced to zero; and third, to the Group III Senior Certificates (other than the Class III-A-5 and Class A-P Certificates), pro rata, on the basis of their respective Class Principal Balances; and

     (ii) On each Distribution Date, Excess Losses and Extraordinary Losses, other than the Class III-P Fraction of the Excess Loss, if applicable, for the Group III Mortgage Loans will be allocated pro rata among all Classes of Group III Certificates (other than the Class A-P and Notional Amount Certificates), based on their respective Class Principal Balances (except if the loss is recognized with respect to a Class III-P Mortgage Loan, in which case the applicable Class III-P Fraction of such loss will be allocated to the Class A-P Certificates and the remainder will be allocated as described above); provided, however, that if the loss is recognized with respect to a Subgroup III-2 Mortgage Loan, the Class III-A-5 Loss Percentage of such loss will first be allocated to the Class III-A-5 Certificates and the remainder of such loss will be allocated as provided above.

          (b) The Group I, Group II, Group IV and Group C-B Certificates. Realized Losses, other than the applicable Class P Fraction of the Realized Loss, if applicable, on the Mortgage Loans in each of Loan Group I, Loan Group II and Loan Group IV and, except for Excess Losses, with respect to any Distribution Date shall be allocated by the Trustee to the Classes of Certificates as follows:

     (i) any Realized Loss shall be allocated first, to the Group C-B Certificates in decreasing order of their numerical Class designations (beginning with the Class C-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates of such Certificate Group, other than the Notional Amount and Class P Certificates, pro rata, according to, and in reduction of their Class Principal Balance; provided, however, that in the case of the Class II-A-5 Certificates, Realized Losses will be allocated on the basis of the lesser of its Class Principal Balance on that date and its Class Principal Balance on the Closing Date and provided, further, that Realized Losses which would otherwise be allocated (i) to the Class I-A-4 Certificates will instead be allocated to the Class I-A-31 Certificates, (ii) to the Class II-A-3 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 85.2648508695% of the initial Class Principal Balance of the Class II-A-20 Certificates,
          (iii) to the Class II-A-4 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 11.9567122483% of the initial Class Principal Balance of the Class II-A-20 Certificates and (iv) to the Class II-A-27 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 2.7784368822% of the initial Class Principal Balance of the Class II-A-20 Certificates, in each case until the Class Principal Balance of the Class II-A-20 Certificates is reduced to zero; and

     (ii) On each Distribution Date, Excess Losses, other than the Class P Fraction of the Excess Loss, if applicable, for Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV will be allocated pro rata among all Classes of Senior Certificates (other than the Class A-P and Notional Amount Certificates) and the Group C-B Certificates, in each case, relating to Loan Group I, Loan Group II and Loan Group IV, based on their respective Class Principal Balances provided, however, that in the case of the Class II-A-5 Certificates, Realized Losses will be allocated on the basis of the lesser of its Class Principal Balance on that date and its Class Principal Balance on the Closing Date and provided, further, that Excess Losses which would otherwise be allocated (i) to the Class I-A-4 Certificates will instead be allocated to the Class I-A-31 Certificates, (ii) to the Class II-A-3 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 85.2648508695% of the initial Class Principal Balance of the Class II-A-20 Certificates, (iii) to the Class II-A-4 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 11.9567122483% of the initial Class Principal Balance of the Class II-A-20 Certificates and (iv) to the Class II-A-27 Certificates will instead be allocated to the Class II-A-20 Certificates, up to an amount equal to 2.7784368822% of the initial Class Principal Balance of the Class II-A-20 Certificates, in each case until the Class Principal Balance of the Class II-A-20 Certificates is reduced to zero.

          (c) Reserved.

          (i) On each Distribution Date, if the aggregate Class Principal Balance of all Group III Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group III (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and will be allocated by the Trustee to the most junior Class of Group III-B Certificates then outstanding.

          (ii) On each Distribution Date, if the aggregate Class Principal Balance of all Group I Certificates, Group II Certificates, Group IV Certificates and Group C-B Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and will be allocated by the Trustee to the most junior Class of Group C-B Certificates then outstanding.

          (e) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 4.02(a) or (b) shall be allocated by the Trustee among the Certificates of such Class in proportion to their respective Certificate Balances.

          (f) Any allocation by the Trustee of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.02(c) shall be accomplished by reducing the Certificate Balance thereof, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

          SECTION 4.03 Policy Matters.

          (a) If, on the third Business Day prior to any Distribution Date, the Trustee determines that the funds that will be available for such Distribution Date distributable to the Holders of the Class I-A-3 Certificates pursuant to Section 4.01 and Section 4.08 will be insufficient to pay the related Insured Payment on such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to MBIA and the Fiscal Agent (as defined in the Class I-A-3 Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Certificate Insurance Policy by 12:00 noon, New York City time, on such third Business Day immediately preceding the Distribution Date. The Trustee's responsibility for delivering the notice to MBIA, as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by each Servicer.

          (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any payment of principal or interest on a Class I-A-3 Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify MBIA and the Fiscal Agent, if any, and (ii) comply with the provisions of the Certificate Insurance Policy to obtain payment by MBIA of such voided payment. In addition, the Trustee shall mail notice to all Holders of the Class I-A-3 Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Certificate Insurance Policy a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to MBIA and the Fiscal Agent, if any, its records listing the payments on the affected Class I-A-3 Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

          (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class I-A-3 Certificates (the "Certificate Insurance Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Certificate Insurance Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Certificate Insurance Policy into the Certificate Insurance Policy



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Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class I-A-3 Certificates in respect of the Insured Payment for which the related claim was made under the Certificate Insurance Policy. Such amounts shall be allocated by the Trustee to Holders of Class I-A-3 Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.01. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Certificate Account. However, any payments made on the Class I-A-3 Certificates from funds in the Certificate Insurance Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Certificate Insurance Policy Payments Account shall not be invested by the Trustee.

          (d) Any funds received from MBIA for deposit into the Certificate Insurance Policy Payments Account pursuant to the Certificate Insurance Policy in respect of a Distribution Date or otherwise as a result of any claim under the Certificate Insurance Policy shall be applied by the Trustee directly to the payment in full (i) of the Insured Payment due on such Distribution Date on the Class I-A-3 Certificates, or (ii) of other amounts payable under the Certificate Insurance Policy. Funds received by the Trustee as a result of any claim under the Certificate Insurance Policy shall be used solely for payment to the Holders of the Class I-A-3 Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee or any Servicer or the Trust Fund. Any funds (other than funds deposited therein in respect of a Preference Amount payable under the Certificate Insurance Policy) remaining in the Certificate Insurance Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to MBIA pursuant to the written instruction of MBIA.

          (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by MBIA and deposited into the Certificate Insurance Policy Payments Account and (ii) the allocation of such funds to payments of interest on and principal in respect of any Class I-A-3 Certificates and (iii) amounts on deposit in the Class I-A-3 Reserve Fund. MBIA shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Trustee.

          (f) The Trustee acknowledges, and each Holder of a Class I-A-3 Certificate by its acceptance of the Class I-A-3 Certificate agrees, that, without the need for any further action on the part of MBIA or the Trustee, to the extent MBIA makes payments, directly or indirectly, on account of principal of or interest on any Class I-A-3 Certificates, MBIA will be fully subrogated to the rights of the Holders of such Class I-A-3 Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class I-A-3 Certificates, by acceptance of the Class I-A-3 Certificates, assign their rights as Holders of the Class I-A-3 Certificates to the extent of MBIA's interest with respect to amounts paid under the Certificate Insurance Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining MBIA's rights, as applicable, as subrogee for payments distributable pursuant to Section 4.01, any payment with respect to distributions to the Class I-A-3 Certificates which is made with funds received pursuant to the terms of the Certificate Insurance Policy, shall not be considered payment of the Class I-A-3 Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Principal Balance of the Class I-A-3



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Certificates except to the extent such payment has been reimbursed to MBIA pursuant to the terms hereof.

          (g) Upon a Responsible Officer of the Trustee becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify MBIA of such Event of Default.

          (h) The Trustee shall promptly notify MBIA of either of the following as to which a Responsible Officer of the Trustee has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class I-A-3 Certificates as to which it has actual knowledge. Each Holder of a Class I-A-3 Certificate, by its purchase of Class I-A-3 Certificates, and the Trustee hereby agrees that MBIA (so long as no MBIA Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, MBIA shall be subrogated to the rights of the Trustee and each Holder of a Class I-A-3 Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          (i) Each Servicer shall designate at least one MBIA Contact Person who shall be available to MBIA to provide reasonable access to information regarding the Mortgage Loans. The initial MBIA Contact Persons are the Servicing Officers.

          (j) The Trustee shall surrender the Certificate Insurance Policy to MBIA for cancellation upon the reduction of the Class Principal Balance of the Class I-A-3 Certificates to zero.

          (k) The Trustee shall send to MBIA any statements or communications sent to Holders of the Class A Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

          (l) For so long as there is no continuing default by MBIA under its obligations under the Certificate Insurance Policy (an "MBIA Default"), each Holder of a Class I-A-3 Certificate agrees that MBIA shall be treated by the Depositor, each Seller, each Servicer and the Trustee as if MBIA were the Holder of all of the Class I-A-3 Certificates for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class I-A-3 Certificates hereunder and the holders of the Class I-A-3 Certificates shall only exercise such rights with the prior written consent of MBIA.

          (m) With respect to this Section 4.03, (i) the terms "Receipt" and "Received" shall mean actual delivery to MBIA and its Fiscal Agent, if any, prior to 12:00 noon, New York



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City time, on a Business Day; delivery either on a day that is not a Business
Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which MBIA or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed. If any notice or certificate given under the Certificate Insurance Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. MBIA or its Fiscal Agent, if any, shall promptly so advise the Trustee and the Trustee may submit an amended notice.

          (n) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to the Trustee, the Rating Agencies or the Class I-A-3 Certificateholders shall also be sent at such time to MBIA at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504,
Attention: Insured Portfolio Management-Structured Finance (IPM-SF) (Credit Suisse First Boston Mortgage Securities Corp., Mortgage Backed Pass-Through Certificates, Series 2001-33).

          (o) MBIA shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of MBIA's rights explicitly specified herein as if a party hereto.

          (p) All references to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the Certificate Insurance Policy.

          (q) The Trustee and each Servicer shall cooperate with any reasonable request by MBIA to preserve or enforce the rights granted to MBIA hereunder.

          (r) Any amendment to this Agreement shall require the prior written consent of MBIA if such amendment could materially adversely affect the interest of MBIA or of the Class I-A-3 Certificateholders.

          SECTION 4.04 Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be made available to each Certificateholder, each Servicer, the Trustee, the Depositor, MBIA and each Rating Agency, a statement setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, indicating the portion thereof attributable to Scheduled Payments and Principal Prepayments;

          (ii) the amount thereof allocable to interest;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;



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          (iv) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Aggregate Loan Balance and Aggregate Loan Group Balance for each Loan Group, in each case, for the following Distribution Date;

          (vi) the Servicing Fees and RMIC PMI Fees, if applicable, with respect to such Distribution Date;

          (vii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

          (ix) the number and aggregate principal amounts of Mortgage Loans in foreclosure or delinquent (with a notation indicating which Mortgage Loans, if any, are in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x) [reserved];

          (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xii) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date;

          (xiii) the weighted average term to maturity of the Mortgage Loans as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xiv) the number and principal amount of claims submitted and claims paid under the RMIC PMI Policy during the preceding calendar month and the number and principal amount of claims submitted and claims paid under the RMIC PMI Policy through such Distribution Date; and

          (xv) the amount of any withdrawal from the Class I-A-3 Reserve Fund since the prior Distribution Date; and

          (xvi) the amount remaining in the Class I-A-3 Reserve Fund after taking into account amounts withdrawn from the Class I-A-3 Reserve Fund for such Distribution Date.

          The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from each Servicer which shall be provided as required in Section 4.05.



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          On each Distribution Date, the Trustee shall provide Bloomberg
Financial Markets, L.P. ("Bloomberg") Cusip Level Factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 9.05. The Trustee will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.04(a) via the Trustee's website. The Trustee's website can be accessed at http://www.abs.bankone.com or at such other site as the Trustee may designate from time to time. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at 1-800-525-9472. The Trustee shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trustee shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change. The Trustee may fully rely upon and shall have no liability with respect to information provided by any Servicer.

          (b) Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vi) of this Section 4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.05 Servicer to Cooperate.

          Each Servicer shall provide to the Trustee, the information set forth in Exhibit G in such form as the Trustee shall reasonably request with respect to each Mortgage Loan serviced by or such Servicer no later than twelve noon on the Data Remittance Date to enable the Trustee to calculate the amounts to be distributed to each class of certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

          SECTION 4.06 Cross-Collateralization; Adjustments to Available Funds

          (a) On each Distribution Date prior to the Credit Support Depletion Date, but after the date on which the aggregate Class Principal Balance of Senior Certificates in Group I, Group II or Group IV has been reduced to zero, the Trustee shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Senior Certificates that will have been paid in full, to the holders of the Senior Certificates of the other Certificate Groups, pro rata, based on Class Principal Balances, provided, however, that the Trustee shall not make such distribution on such Distribution Date if (a) the related Subordinate Percentage for such Distribution Date is greater than or equal to 200% of such Subordinate Percentage as of the Closing Date and (b) the average outstanding principal balance of the Mortgage Loans in each



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Loan Group delinquent 60 days or more
over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

          (b) If on any Distribution Date the Class Principal Balance of Senior Certificates in Group I, Group II or Group V is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (the "Undercollateralized Group"), then the Trustee shall reduce the Available Distribution Amount of the other related Loan Groups that are not undercollateralized (the "Overcollateralized Groups"), as follows:

               (i) to add to the Available Distribution Amount of each Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of each Undercollateralized Group at the Pass-Through Rate applicable to the Undercollateralized Group(s) and (b) Available Distribution Amount of the Overcollateralized Group(s) remaining after making distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01; and

               (ii) to the Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Distribution Amount of the Overcollateralized Group(s) remaining after making distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01, until the Class Principal Balance of the Senior Certificates of such Undercollateralized Group(s) equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group(s), any shortfall of such Available Distribution Amount to be allocated among such Undercollateralized Group(s), pro rata, based upon the respective Principal Transfer Amounts.

          (c) If more than one Overcollateralized Group exists on any Distribution Date, reductions in the Available Distribution Amount of such groups to make the payments required to be made pursuant to Section 4.06(b) on such Distribution Date shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

          SECTION 4.07 Distributions in Reduction of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates.

          (a) Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates are made, such distributions will be made in the following priority:

          (i) any request by the personal representative of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common or other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and



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          (ii) any request by a Living Holder, in an amount up to but not exceeding $10,000 per request.

          Thereafter, distributions will be made as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000 per request, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Beneficial Holders of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates until all such requests have been honored.

          Requests for distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates presented on behalf of the related Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by DTC. Requests for distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of priority established by the random lot procedures of DTC after all requests with respect to such Certificates presented in accordance with clause
(i) have been honored. All requests for distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates with respect to any Distribution Date shall be made in accordance with Section 4.07(c) below and must be received by DTC and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions which are received by DTC and forwarded to the Trustee after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Holder of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificate, all in accordance with the procedures of DTC and the Trustee. Upon the transfer of beneficial ownership of any Class I-A-3, Class II-A-11 and Class II-A-12 Certificate, any distribution request previously submitted with respect to such Class I-A-3, Class II-A-11 and Class II-A-12 Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by DTC.

          Distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates will be applied, in the aggregate, to the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates in an amount equal to the portion of the Available Distribution Amount distributable to the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates pursuant to Section 4.01, plus any amounts available for distribution from the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account pursuant to
Section 4.07(e), provided that the aggregate distribution in reduction of the Class Principal Balance of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate on any Distribution Date is made in an integral multiple of $1,000.

          (b) A "Deceased Holder" is a Beneficial Holder of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or



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surviving tenant in common or other person empowered to act on behalf of such
Beneficial Holder upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Beneficial Holder and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. The Class I-A-3, Class II-A-11 and Class II-A-12 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Holder, and the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, subject to the limitations stated above. The Class I-A-3, Class II-A-11 and Class II-A-12 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Holders of a number of Individual Class I-A-3, Class II-A-11 and Class II-A-12 Certificates greater than the number of Individual Class I-A-3, Class II-A-11 and Class II-A-12 Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Holder of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates will be deemed to be the death of the Beneficial Holder of such Class I-A-3, Class II-A-11 and Class II-A-12 Certificates regardless of the registration of ownership of such Certificates, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Holder. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.07(a) in establishing the eligibility of any Beneficial Holder to receive the priority accorded Deceased Holders in Section 4.07(a).

          (c) Requests for distributions in reduction of the Certificate Balance of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate must be made by delivering a written request therefor to a Participant or Indirect Participant that maintains the account evidencing the Beneficial Holder's interest in such Class I-A-3, Class II-A-11 and Class II-A-12 Certificate. Such Participant or Indirect Participant should in turn make the request of DTC (or, in the case of an Indirect Participant, such Indirect Participant must notify the related Participant of such request, which Participant should make the request of DTC) on a form required by DTC and provided to the Participant. Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trustee. DTC may establish such procedures as it deems



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fair and equitable to establish the order of receipt or requests for such distributions received by it on the same day. The Trustee shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by DTC, a Participant or any Indirect Participant.

          In the event any requests for distributions in reduction of the Certificate Balance of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate are rejected by the Trustee for failure to comply with the requirements of this Section 4.07, the Trustee shall return such requests to the appropriate Participant with a copy to DTC with an explanation as to the reason for such rejection.

          The Trustee shall maintain a list of those Participants representing the Beneficial Holders of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates that have submitted requests for distributions in reduction of the Certificate Balances of such Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, together with the order of receipt and the amounts of such requests. The Trustee shall notify DTC and the appropriate Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by DTC in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07. The exact procedures to be followed by the Trustee and DTC for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or DTC, as the case may be. The decisions of the Trustee and DTC concerning such matters shall be final and binding on all affected Persons.

          Payments in reduction of the Certificate Balance of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

          Any Beneficial Holder of a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Participant or Indirect Participant that maintains such Beneficial Holder's account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Participant which in turn must forward the withdrawal of such request, on a form required by DTC, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by DTC and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Balance of such Class I-A-3, Class II-A-11 and Class II-A-12 Certificate on such Distribution Date.

          (d) To the extent, if any, that distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates on a Distribution Date exceed the aggregate Certificate Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates will be made by mandatory distributions in reduction thereof. The Trustee shall notify DTC of the aggregate amount of the mandatory distribution in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates to be made on the next Distribution Date.



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DTC shall then allocate such aggregate amount among its Participants on a random lot basis. Each Participant and, in turn, each Indirect Participant, will then select, in accordance with its own procedures, Individual Class I-A-3, Class II-A-11 and Class II-A-12 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Participant by DTC and to such Indirect Participant by its related Participant, as the case may be. Participants and Indirect Participants which hold the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates selected for mandatory distributions in reduction of the Class Principal Balance are required to provide notice of such mandatory distributions to the affected Beneficial Holders.

          (e) On the Closing Date, the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account shall be established with the Trustee and Credit Suisse First Boston Corporation shall cause to be initially deposited the sum of $999.99 in each of the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Accounts. On each Distribution Date on which a distribution is made in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, funds on deposit in the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Principal Balance to be made on the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates. Rounding of such distribution on the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates are to be made, the aggregate amount of such distributions allocable to a Class I-A-3, Class II-A-11 and Class II-A-12 Certificate shall be applied first to repay any funds withdrawn from the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates; this process shall continue on succeeding Distribution Dates until the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates has been reduced to zero.

          (f) Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates will reduce the Class Principal Balance thereof to zero or in the event that distributions in reduction of the Class Principal Balance of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates are made in accordance with the provisions set forth in Section 4.07(f), an amount equal to the difference between $1,000 and the sum then held in the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account shall be paid from the Available Distribution Amount for such Distribution Date to the Class I-A-3, Class II-A-11 and Class II-A-12 Rounding Account. Any funds then on deposit in a Rounding Account shall be distributed to Credit Suisse First Boston Corporation as holder of the Master REMIC Rounding Account Regular Interests.



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          (g) Notwithstanding any provisions herein to the contrary, on each
Distribution Date following the first Distribution Date on or after the Credit Support Depletion Date, distributions in reduction of the Class Principal Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates will be made among the Holders of the related Class of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, pro rata, based on Certificate Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

          (h) In the event that Definitive Certificates representing the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates are issued pursuant to
Section 6.09, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Principal Balances of the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class I-A-3, Class II-A-11 and Class II-A-12 Certificates, with the provisions of this Section 4.07.

          SECTION 4.08 The Class I-A-3 Reserve Fund.

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Class I-A-3 Certificates and MBIA, the Class I-A-3 Reserve Fund into which the Depositor shall deposit the amount of $2,000. The Class I-A-3 Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Depositor shall have no obligation to deposit funds in the Class I-A-3 Reserve Fund after the initial deposit therein on the Closing Date.

          (b) On each Distribution Date, the Trustee shall withdraw the Class I-A-3 Reserve Fund Draw Amount for such Distribution Date and distribute that amount to the Class I-A-3 Certificates as a distribution of interest

          (c) Funds in the Class I-A-3 Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the Depositor maturing on or prior to second Business Day next preceding the related Distribution Date. The Trustee shall account for the Class I-A-3 Reserve Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Trustee shall treat amounts paid by the Class I-A-3 Reserve Fund as payments made from outside the REMICs for all Federal tax purposes. Any net investment earnings on such amounts shall remain in the Class I-A-3 Reserve Fund. The Depositor will be the owner of the Class I-A-3 Reserve Fund for federal tax purposes and the Depositor shall direct the Trustee in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Class I-A-3 Reserve Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.08(c) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Class I-A-3 Reserve Fund shall be distributed to the Depositor.



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          (d) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Class I-A-3 Certificates equals zero, any amounts on deposit in the Class I-A-3 Reserve Fund not payable on the Class I-A-3 Certificates shall be distributed to the Depositor.



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                                  ARTICLE V

                            ADVANCES BY A SERVICER

          SECTION 5.01 Advances by a Servicer.

          Each Servicer shall deposit in the Collection Account an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the Servicing Fee Rate and Lender PMI Rate, if applicable) which were due on the related Mortgage Loans during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date; provided, however, that with respect to any Balloon Loan that is delinquent on its maturity date, the related Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 5.01 with respect to such Balloon Loan in an amount equal to (a) for each Servicer, other than WMMSC, an assumed scheduled payment that would otherwise be due based on the original amortization schedule for that Mortgage Loan and (b) for WMMSC, one month's interest on the outstanding principal balance at the applicable Mortgage Rate, to the extent the related Servicer deems such amount to be recoverable. Each Servicer's obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of such Servicer, been completely liquidated.

          Each Servicer shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation with respect to any related Mortgage Loan shall cease if a Servicer determines, in its reasonable opinion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that such Servicer determines that any such advances are Nonrecoverable Advances, such Servicer shall provide the Trustee and MBIA with a certificate signed by a Servicing Officer evidencing such determination.

          If an Advance is required to be made hereunder, the related Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.01, used by such Servicer to make such Advance or
(iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by such Servicer from its own funds by deposit in such Collection Account on or before any future Distribution Date in which such funds would be due.



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                                  ARTICLE VI

                               THE CERTIFICATES

          SECTION 6.01 The Certificates.

          The Certificates shall be in substantially the forms set forth in Exhibits A, B, C, D, E and F hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 6.02 Registration of Transfer and Exchange of Certificates.

          (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.



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

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 6.06. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (e) No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit L (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit M-1 (the "Investment Letter") or Exhibit M-2 (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, each Seller, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (f) No transfer of an ERISA-Restricted Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as



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amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificate provides the Trustee with (i) in the case of an ERISA-Restricted Certificate that has been the subject of an ERISA-Qualifying Underwriting, a certification as set forth in item (d) of Exhibit M-1 or M-2 or item 15 of Exhibit N and in the case of any other ERISA-Restricted Certificate, a certification as set forth in item d(i) of Exhibit M-1 or M-2 or item 15(a) of Exhibit N; or (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with "plan assets" of such plan is permissible under applicable local law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor, the Trustee, the Servicers or the Special Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability. The Trustee shall require, where applicable, that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using "plan assets" of any such plan to effect such acquisition.

          (g) Additional restrictions on transfers of the Class AR Certificates to Disqualified Organizations are set forth below:

                         (i) Each Person who has or who acquires any ownership interest in a Class AR Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class AR Certificate are expressly subject to the following provisions:

                              (A) Each Person holding or acquiring any ownership interest in a Class AR Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

                              (B) In connection with any proposed transfer of any ownership interest in a Class AR Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class AR Certificate until its receipt of (1) an affidavit and



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

                              agreement (a "Transferee Affidavit and
                              Agreement" attached hereto as Exhibit N) from the proposed transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class AR Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class AR Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit O, from the Holder wishing to transfer a Class AR Certificate, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                              (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class AR Certificate to such proposed transferee shall be effected.

                              (D) Each Person holding or acquiring any ownership interest in a Class AR Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit O.

          (ii) The Trustee shall register the transfer of any Class AR Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.



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          (iii) (A) If any Disqualified Organization shall become a Holder of a Class AR Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate. If any non-U.S. Person shall become a Holder of a Class AR Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class AR Certificate. If a transfer of a Class AR Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class AR Certificate that is in fact not permitted by this
     Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                    (B) If any purported transferee of a Class AR Certificate shall become a Holder of a Class AR Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class AR Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Class AR Certificate, to sell such Class AR Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported transferee shall promptly endorse and deliver a Class AR Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class AR Certificate as a result of its exercise of such discretion.

          (iv) Each Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all loan level information reasonably available to it that is necessary to compute any tax imposed
     (A) as a result of the transfer of an ownership interest in a Class AR Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified



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

     Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

          (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trustee the following:

                         (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates (without regard to the Certificate Insurance Policy); and

                         (B) a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity-level tax caused by the transfer of a Class AR Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class AR Certificate to a Person which is not other than a Disqualified Organization.

          (vi) The following legend shall appear on each Class AR Certificate:

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE Servicer AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
          (2) NO PURPOSE OF SUCH



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

          TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS AR CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS AR CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class AR Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class AR Certificate as set forth in this Section 6.02.

          SECTION 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to each Servicer and the Trustee (and with respect to the Class I-A-3 Certificates, MBIA) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this
Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this
Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04 Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, each Servicer, and any agent of any Servicer, the Trustee and MBIA may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicers, MBIA ,the Trustee, nor any agent of a Servicer, MBIA or the Trustee shall be affected by any notice to the contrary.



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

          SECTION 6.05 Access to List of Certificateholders' Names and
                       Addresses.

          (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          (b) Each Servicer, so long as it is a servicer hereunder, the Sellers and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon request.

          SECTION 6.06 Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its Corporate Trust Office as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders and MBIA of any change in the location of any such office or agency.

          SECTION 6.07 Book-Entry Certificates.

          Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

          (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;



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          (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section
6.07 shall control; and

          (d) the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

          SECTION 6.08 Notices to Clearing Agency.

          Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 6.09 Definitive Certificates.

          If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency



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shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.



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                                 ARTICLE VII

      THE DEPOSITOR, THE SELLERS, THE SERVICERS AND THE SPECIAL SERVICER

          SECTION 7.01 Liabilities of the Sellers, the Depositor, the
                       Servicers or the Special Servicer.

          The Depositor, any Seller, any Servicer and the Special Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 7.02 Merger or Consolidation of the Depositor, the Sellers
                       or the Servicers.

          Subject to the immediately succeeding paragraph, the Depositor, any Seller, any Servicer and the Special Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor, any Seller, any Servicer or the Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, any Seller or any Servicer shall be a party, or any Person succeeding to the business of the Depositor, any Seller or any Servicer, shall be the successor of the Depositor, such Seller or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, with respect to any Servicer, other than WMMSC, the successor or surviving Person to any such Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, a Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer, in its capacity as a Seller, if applicable, to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.03 hereof, which shall remain with the related Seller hereunder); provided, however, that such Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates (determined without regard to the Certificate Insurance Policy) in effect immediately prior to such assignment will not be qualified



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or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, such Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

          SECTION 7.03 Limitation on Liability of the Depositor, the Sellers,
                       the Servicers, the Special Servicer and Others.

          Neither the Depositor, any Servicer, any Seller, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, any Servicer, any Seller or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, any Servicer, any Seller or the Special Servicer against any breach of representations or warranties made by it herein or protect the Depositor, any Servicer, any Seller or the Special Servicer or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, any Servicer, any Seller, the Special Servicer and any director, officer, employee or agent of the Depositor, any Servicer, any Seller or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, any Servicer, any Seller, the Special Servicer and any director, officer, employee or agent of the Depositor, any Servicer, any Seller or the Special Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, any Servicer, any Seller or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, any Servicer, any Seller or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

          SECTION 7.04 Servicer Not to Resign; Transfer of Servicing.

          (a) A Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans (such determination to be made without regard to the Certificate Insurance Policy), or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and MBIA. No such resignation shall become effective



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until the successor servicer shall have assumed such Servicer's responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

          (b) Notwithstanding the foregoing, DLJ Mortgage Capital, Inc. or its transferee shall be entitled to request that a Servicer, other than WMMSC, resign and appoint a successor servicer; provided that such entity delivers to the Trustee the letter required in Section 7.04(a)(i) above.

          No such resignation shall become effective until the successor servicer shall have assumed such Servicer's responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

          SECTION 7.05 Sellers and Servicers May Own Certificates.

          Each of the Sellers, Servicers and the Special Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not a Seller, a Servicer or the Special Servicer, as applicable.



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                                 ARTICLE VIII

                                    DEFAULT

          SECTION 8.01 Events of Default.

          "Event of Default", wherever used herein, and as to each Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) any failure by the Servicer to remit to the Certificateholders or to the Trustee any payment other than an Advance required to be made by or the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

          (c) if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as a Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Servicer and Sellers by the Trustee for the benefit of the Certificateholders or by the Depositor; or

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or



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          (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (g) any failure of the Servicer to make any Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.01, which failure continues unremedied after 5 p.m., New York City time, on the Business Day immediately following the Servicer's receipt of such notice.

          If an Event of Default due to the actions or inaction of a Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the terminated Servicer (with a copy to the Rating Agencies and MBIA), terminate all of the rights and obligations of such Servicer under this Agreement (other than rights to reimbursement for unpaid Servicing Fees, Advances and Servicing Advances previously made, as provided in Section 3.08).

          If an Event of Default described in clause (g) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the applicable Servicer hereunder and succeed to the rights and obligations of such Servicer hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof. No Event of Default with respect to a Servicer shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

          SECTION 8.02 Trustee to Act; Appointment of Successor.

          On and after the time a Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the Trustee shall be the successor in all respects to such Servicer, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by any Servicer and shall not effect any repurchases or substitutions of any Mortgage Loan. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the related Servicer would have been entitled to charge to the related Collection Account if such Servicer had continued to act hereunder (except that the terminated or resigning Servicer shall retain the right to be reimbursed for unpaid Servicing Fees and advances (including, without limitation, Advances and Servicing Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to a Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely



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affect the then current rating of the Certificates, as the successor to a
Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer, as applicable, provided that such successor to the Servicer shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the related Servicer. Pending appointment of a successor to a Servicer, as applicable, hereunder, the Trustee, unless such party is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the related Servicer hereunder. The Trustee, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the applicable Servicer to deliver, or any delay in delivering, cash, documents or records to it.

          A Servicer that has been terminated shall, at the request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of each Sub-Servicing Agreement, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party. Notwithstanding anything to the contrary contained herein, the termination of a Servicer under this Agreement shall not extend to any Sub-Servicer meeting the requirements of Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

          Each Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the terminated Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

          Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of any Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or
(iii) deliver the Mortgage Loan to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the related Servicer.

          Any successor to a Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to Sections 3.09(b) and 3.18 hereof.



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          SECTION 8.03 Notification to Certificateholders.

          (a) Upon any termination or appointment of a successor to any Servicer, the Trustee shall give prompt written notice thereof to the Sellers, MBIA and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

          (b) Within two Business Days after the occurrence of any Event of Default, the Trustee shall transmit by mail to the Sellers and all Certificateholders, MBIA and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 8.04 Waiver of Events of Default.

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (g) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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                                  ARTICLE IX

                            CONCERNING THE TRUSTEE

          SECTION 9.01 Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders and MBIA of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                         (a) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;



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                         (b) the Trustee shall not be personally liable for an
                         error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

                         (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement and the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                         (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document
(i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

          SECTION 9.02 Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 9.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors,



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     Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or MBIA pursuant to the provisions of this Agreement, unless such Certificateholders or MBIA shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by MBIA or Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the applicable Servicer in the event that such investigation relates to an Event of Default by such Servicer if an Event of Default by such Servicer shall have occurred and is continuing, and (B) otherwise by MBIA or the Certificateholders requesting the investigation;

          (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;



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          (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

          (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement, except as provided in
     Section 3.05(e); and

          (ix) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or a Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Sellers or the Servicers of any funds paid to the Depositor or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account, an Escrow Account or the Certificate Account by the Depositor, the Sellers or the Servicers. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

          SECTION 9.04 Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

          SECTION 9.05 Trustee's Fees and Expenses.

          The Trustee shall pay to itself on each Distribution Date from amounts on deposit in the Certificate Account, an amount equal to the Trustee Fee in accordance with Section 4.01. The Trustee shall also be entitled to the investment income or other benefit derived from balances in the Certificate Account pursuant to Section 3.05(e). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney's fees and



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expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and
(ii) resulting from any error in any tax or information return prepared by a Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 9.06 Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and S&P or such lower ratings as will not cause Moody's or S&P to lower their then-current ratings of the Class A Certificates (without regard to the Certificate Insurance Policy), having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

          SECTION 9.07 Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers, MBIA, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when,



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subject to Section 9.08, such resignation is to take effect, and (b)
acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies and MBIA by the Depositor.

          If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

          SECTION 9.08 Successor Trustee.

          Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor



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fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 9.09 Merger or Consolidation of Trustee.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 9.10 Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicers and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 9.10, such powers, duties, obligations, rights and trusts as the Servicers and the Trustee may consider necessary or desirable. If the Servicers shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;



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          (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (c) the Servicers and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicers and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.11 Office of the Trustee.

          The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

          SECTION 9.12 Tax Return.

          Each Servicer, upon request, will furnish the Trustee with all such loan level information in the possession of such Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. Each Servicer, severally and not jointly, shall indemnify the Trustee for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in loan level information provided by such Servicer.

          SECTION 9.13 Filings.

          The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and each Servicer shall timely provide to the Trustee all material loan-level information requested by the Trustee and reasonably available to them which is required to be included in such reports. The
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properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          SECTION 9.14 Determination of Certificate Index.

          On each Interest Determination Date, the Trustee shall determine the Certificate Index for the Accrual Period and inform each Servicer of such rate.



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                                  ARTICLE X

                                   RESERVED



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                                  ARTICLE XI

                                  TERMINATION

          SECTION 11.01 Termination upon Liquidation or Repurchase of all
                        Mortgage Loans.

          The obligations and responsibilities of the Servicers, the Sellers, the Depositor, the Special Servicer and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

          (i) with respect to Loan Group III, the repurchase by Olympus at its election, of all Mortgage Loans in Loan Group III and all property acquired in respect of any Mortgage Loan remaining in Loan Group III, which repurchase right Olympus may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to Loan Group III, being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans in Loan Group III, at the time of the repurchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans in Loan Group III as of the Cut-off Date;

          (ii) with respect to Loan Group I, Loan Group II and Loan Group IV, the repurchase by Olympus at its election, of all Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV and all property acquired in respect of any Mortgage Loan remaining in such Loan Group I, Loan Group II and Loan Group IV, which repurchase right Olympus may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date with respect to Loan Group I, Loan Group II and Loan Group IV being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV at the time of the repurchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans in Loan Group I, Loan Group II and Loan Group IV as of the Cut-off Date; and

          (iii) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the earlier of (1) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Distribution Date in December 2034.

          The Mortgage Loan Purchase Price for any such Optional Termination shall be equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in the applicable Loan Groups (other than in respect of REO Property) plus accrued and unpaid interest



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thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Mortgage Rate less the Servicing Fee Rate with respect to any Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan in the related Loan Groups related to any REO Property, in each case and (iii) any remaining MBIA Reimbursement Amount owing to MBIA, unreimbursed Advances, Servicing Advances and Servicing Fees. The Trustee shall give notice to the Rating Agencies and MBIA of election to purchase the Mortgage Loans pursuant to this Section 11.01 and of the Optional Termination Date.

          SECTION 11.02 Procedure Upon Optional Termination.

          (a) In case of any Optional Termination pursuant to Section 11.01, Olympus shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased.

          (b) Any purchase of the Mortgage Loans by Olympus shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officer's Certificate of Olympus certifying as to the deposit of such purchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of Olympus execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by Olympus to vest title in Olympus in the Mortgage Loans so purchased and shall transfer or deliver to Olympus the purchased Mortgage Loans. Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to Olympus.

          (c) Notice of the Distribution Date on which a Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by such Servicer to the Trustee by first class mail to Holders of the affected Certificates and to MBIA. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

          (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the



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Trustee shall give a second written notice to the remaining such
Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

          SECTION 11.03 Additional Termination Requirements.

          (a) In the event Olympus exercises its purchase option pursuant to
Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and MBIA have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) within 90 days prior to the final Distribution Date set forth in the notice given by the Olympus under Section 11.02, the Holder of the Class AR Certificates shall adopt a plan of complete liquidation of the REMIC; and

          (ii) at or after the time of adoption of any such plan of complete liquidation for the Trust Fund at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) By its acceptance of a Class AR Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust Fund.



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                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          SECTION 12.01 Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Servicers, the Sellers, the Special Servicer and the Trustee, without the consent of any of the Certificateholders,

          (i) to cure any error or ambiguity,

          (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

          (iv) in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates (without regard to the Certificate Insurance Policy) and MBIA consent, which consent shall not be unreasonably withheld; or

          (v) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party proposing such amendment); provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Certificate Insurance Policy).

          (b) This Agreement may be amended from time to time by the Depositor, the Sellers, the Servicers, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with



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respect to Mortgage Loans are required to be distributed with respect to any
Certificate without the consent of the Holder of such Certificate (and in the case of the Class I-A-3 Certificates, MBIA), (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates or MBIA in a manner other than as set forth in (i) above without (a) the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class and (b) in the case of the Class I-A-3 Certificates or with respect to matters adversely affecting the interests of MBIA, the consent of MBIA, which consent shall not be unreasonably withheld, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in Section 11.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 12.01.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as Trustee may prescribe.

          (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

          (d) Prior to the execution of any amendment to this Agreement, each of the Trustee shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

          (e) Notwithstanding the foregoing, MBIA shall be required to consent, to any amendment that could adversely affect in any respect the rights and interests of MBIA or the Class I-A-3 Certificateholders hereunder.

          SECTION 12.02 Recordation of Agreement; Counterparts.

          (a) This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. In the event that more than one Servicer is servicing Mortgage Loans in the same jurisdiction, the Servicer that is then servicing the greater or greatest number of Mortgage Loans shall effect such recordation. Such recordation, if any, shall be effected by the related Servicer at the expense of the Depositor.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 12.03 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 12.04 Intention of Parties.

          (a) It is the express intent of the Depositor, DLJMC, WMMSC, GreenPoint, Firstar, the Servicers and the Trustee that the conveyance by (i) GreenPoint of the GreenPoint Loans to DLMJMC, (ii) WMMSC of the WMMSC Loans to DLJMC, (iii) Firstar of the Firstar Loans to DLJMC and (iv) DLJMC of the Mortgage Loans to the Depositor, and the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of such Sellers' right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by each such Seller to DLJMC of the related Mortgage Loans and by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any conveyance be deemed to be a pledge of the related Mortgage Loans by GreenPoint or WMMSC or Firstar, as applicable, to DLJMC, or by DLJMC to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of GreenPoint, WMMSC, DLJMC, Firstar or the Depositor, as applicable, or if for any reason the Mortgage Loan Purchase Agreement, the Assignment and Assumption Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by such Sellers and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of such Sellers' and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of such Sellers and the Depositor under this Agreement, the Assignment and Assumption Agreement and the Mortgage Loan Purchase Agreement.

          (b) The Sellers and the Depositor, and, at the Depositor's direction, the Servicers and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Depositor shall prepare and file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of any Servicer or the Depositor in any Mortgage Loan.

          SECTION 12.05 Notices.

          In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10055, Attention: President; (ii) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010,
Attention: Helaine F. Hebble (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Office of the General Counsel), or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing, (iv) in the case of,

WMMSC, 1201 Third Avenue, WMT 1706, Seattle, Washington 98101, Attention:
WMMSC, (v) in the case of GreenPoint, (if in its capacity as a Seller) to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, CA 94945,
Attention: Dennis Tussey, (vi) in the case of RBMG, RBMG, Inc., 9710 Two Notch Road, Columbia South Carolina 29223, Attention: Director of Loan Servicing, with a copy to the office of the General Counsel, (vi) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; (vii) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Christine Lachnicht; (viii) in the case of Olympus, Olympus Servicing, L.P., 9600 Great Hills Trail, Suite 300-E, Austin, Texas, Attention: Jeff Neal; (ix) in the case of GreenPoint Mortgage Funding, Inc., 900 Larkspur Circle, Suite 105, Larkspur, CA 94939; (x) in the case of MBIA, MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention: Insured Portfolio Management-Structured Finance (IPM-SF-CSFB Series 2001-33) and (xi) if to Firstar to [Firstar address]. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

          SECTION 12.06 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 12.07 Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 12.08 Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 12.09 Protection of Assets.

          Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

          (i) borrow money or issue debt;

          (ii) merge with another entity, reorganize, liquidate or sell assets; or

          (iii) engage in any business or activities.

          Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

          IN WITNESS WHEREOF, the Depositor, the Sellers, the Servicers and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of December, 2001.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP., as Depositor


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  DLJ MORTGAGE CAPITAL, INC.,
                                  as a Seller


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  GREENPOINT MORTGAGE FUNDING, INC.,
                                  as a Seller and a Servicer


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., as a Seller and a Servicer


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  RBMG, INC.,
                                  as a Servicer


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  OLYMPUS SERVICING, L.P.,
                                  as a Servicer and the Special Servicer


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:



                                  FIRSTAR BANK, N.A.,
                                  as Seller


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

          On this ___ day of December, 2001, before me, personally appeared ____________, known to me to be a _______ of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

          On the ___ day of December, 2001, before me, personally appeared __________, known to me to be a _________________ of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF           )
                   : ss.:
COUNTY OF          )

          On the ___ day of December, 2001, before me, personally appeared __________, known to me to be a _________________ of Washington Mutual Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

          On the ____ of December, 2001 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of Bank One, National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

          On the ____ of December, 2001 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of Firstar Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

          On the ____ of December, 2001 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of Olympus Servicing L.P., the Delaware limited partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

          On the ____ of December , 2001 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of GreenPoint Mortgage Funding, Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

          On the ____ of December, 2001 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of RBMG, Inc., a Delaware corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            __________________________________
                                            Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A

                         [FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                :

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :

Initial Certificate Balances
of all Certificates
of this Class                                  :

CUSIP                                          :

Pass-Through Rate                              :

Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                    Class A

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001.

                                     BANK ONE, NATIONAL ASSOCIATION,
                                     as Trustee


                                     By __________________________________

Countersigned:


By ___________________________
      Authorized Signatory of
      BANK ONE, NATIONAL ASSOCIATION,
      as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                    Class A

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, MBIA Insurance Corporation ("MBIA") and any agent of the Depositor or the Trustee or MBIA may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee, MBIA or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group IV Mortgage Loans is less than 5% of the Aggregate Loan Balance of the those Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in those Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of the such Group as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------------------
Dated:


                                    -------------------------------------------
                                    Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________,
for the account of ________________________________________________________,
account number __________, or, if mailed by check, to ______________________
____________________________________________________________________________
___________________________________________________________________________.
Applicable statements should be mailed to __________________________________
____________________________________________________________________________
___________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT B

                         [FORM OF CLASS M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :

Initial Certificate Balances
of all Certificates
of this Class                                  :

CUSIP                                          :


Interest Rate                                  :


Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                  Class M-[_]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                  By _____________________________________

Countersigned:


By ___________________________
     Authorized Signatory of
     BANK ONE, NATIONAL ASSOCIATION,
     as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                  Class [M- ]

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group IV Mortgage Loans is less than 5% of the Aggregate Loan Balance of the those Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in those Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of the such Group as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
Dated:


                                ----------------------------------------
                                Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________,
for the account of ________________________________________________________,
account number _______, or, if mailed by check, to _________________________
____________________________________________________________________________
____________________________________________________________________________.
Applicable statements should be mailed to __________________________________
____________________________________________________________________________
____________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT C

                        [FORM OF CLASS C-B CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

FOR CLASSES B-4, B-5 AND B-6 ONLY: [PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF THAT PLAN OR ARRANGEMENT NOR USING THE ASSETS OF THAT PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                                :

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :

Initial Certificate Balances
of all Certificates
of this Class                                  :

Percentage Interest                            :

CUSIP                                          :

Pass-Through Rate                              :

Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                Class C-B-[__]

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either [Exhibit K or Exhibit l] to the Agreement or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         For Classes B-4, B-5 and B-6 only: [Pursuant to Section 6.02(f) of the Agreement, no transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee's acceptance of this certificate, or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this certificate to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.]

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001.

                                   BANK ONE, NATIONAL ASSOCIATION,
                                   as Trustee


                                   By _____________________________________

Countersigned:


By ___________________________
     Authorized Signatory of
     BANK ONE, NATIONAL ASSOCIATION,
     as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                  Class [B- ]

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, MBIA Insurance Corporation ("MBIA") and any agent of the Depositor or the Trustee or MBIA may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee, MBIA or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group IV Mortgage Loans is less than 5% of the Aggregate Loan Balance of the those Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in those Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of the such Group as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

---------------------------------------------------------------------------
Dated:


                     -------------------------------------
                     Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________
__________________________________________________________________________,
for the account of _______________________________________________________,
account number ________, or, if mailed by check, to _______________________
___________________________________________________________________________
__________________________________________________________________________.
Applicable statements should be mailed to _________________________________
___________________________________________________________________________
__________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT D

                        [FORM OF CLASS AR CERTIFICATE]

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF THAT PLAN OR ARRANGEMENT NOR USING THE ASSETS OF THAT PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT," AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                :     [1][2]

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :


Pass-Through Rate                              :


Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                   Class AR

       evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.


      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Credit Suisse First Boston Corporation, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer, (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

         No transfer of a Class AR Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an "insurance company general account," as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this certificate are covered under Sections I and II of PTCE 95-60, or (iii) in the case of any such Class AR Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class AR Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class AR Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

         Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trustee of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001

                                      BANK ONE, NATIONAL ASSOCIATION,
                                      as Trustee


                                      By ________________________________

Countersigned:


By ___________________________
      Authorized Signatory of
      BANK ONE, NATIONAL ASSOCIATION,
      as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                   Class AR

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, MBIA Insurance Corporation ("MBIA") and any agent of the Depositor, or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee, MBIA or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of Group III as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of those Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

---------------------------------------------------------------------------
Dated:


                                   ---------------------------------------
                                   Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________,
for the account of ________________________________________________________,
account number _________, or, if mailed by check, to _______________________
___________________________________________________________________________
___________________________________________________________________________.
Applicable statements should be mailed to _________________________________
___________________________________________________________________________
___________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT E

                         [FORM OF CLASS X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF THAT PLAN OR ARRANGEMENT NOR USING THE ASSETS OF THAT PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                :

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Notional Amount of this

Certificate ("Denomination")                   :

Initial Class Notional Amount of
all Certificates of this Class                 :

Percentage Interest                            :

CUSIP                                          :

Pass-Through Rate                              :

Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                    Class X

         evidencing a 100% Percentage Interest in the distributions allocable to the Class X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), Firstar Bank, N.A.,, as a seller (a "Seller") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either [Exhibit K or Exhibit l] to the Agreement or
(ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to Section 6.02(f) of the Agreement, no transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or
Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Depositor, the Trustee, the Servicers or the Special Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee's acceptance of this certificate, or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this certificate to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001.

                                    BANK ONE, NATIONAL ASSOCIATION,
                                    as Trustee


                                    By _______________________________

Countersigned:


By ___________________________
     Authorized Signatory of
     BANK ONE, NATIONAL ASSOCIATION,
     as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                    Class X

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, MBIA Insurance Corporation ("MBIA") and any agent of the Depositor, MBIA or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee, MBIA or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of such Group as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group IV Mortgage Loans is less than 5% of the Aggregate Loan Balance of such Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

---------------------------------------------------------------------------
Dated:


                        --------------------------------------------
                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________,
for the account of ________________________________________________________,
account number _________, or, if mailed by check, to ______________________
___________________________________________________________________________
___________________________________________________________________________.
Applicable statements should be mailed to _________________________________
___________________________________________________________________________
___________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT F

                        [FORM OF CLASS A-P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                :

Cut-off Date                                   :     December 1, 2001

First Distribution Date                        :     January 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :

Initial Certificate Balances
of all Certificates
of this Class                                  :

Percentage Interest                            :

CUSIP                                          :

Pass-Through Rate                              :     None

Maturity Date                                  :

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                   Class A-P

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, National Association, as a seller (a "Seller"), GreenPoint Mortgage Funding, Inc., as a seller (a "Seller") and a servicer (in such capacity, a "Servicer"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2001.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                  By ______________________________

Countersigned:


By ___________________________
      Authorized Signatory of
      BANK ONE, NATIONAL ASSOCIATION,
      as Trustee

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             Credit Suisse First Boston Mortgage Securities Corp.,
           Mortgage-Backed Pass-Through Certificates, Series 2001-33
                                   Class A-P

         This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-33, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and
(2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Sellers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, each Servicer, each Seller, the Trustee, MBIA Insurance Corporation ("MBIA") and any agent of the Depositor, MBIA or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Sellers, the Depositor, the Trustee, MBIA or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Group III Mortgage Loans is less than 5% of the Aggregate Loan Balance of such Group as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Group and all property acquired in respect of the Mortgage Loans of such Group at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group IV Mortgage Loans is less than 5% of the Aggregate Loan Balance of such Groups as of the Cut-off Date, Olympus will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in such Groups and all property acquired in respect of the Mortgage Loans of such Groups at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  -----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

----------------------------------------------------------------------------
Dated:


                                   -------------------------------------
                                   Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________,
for the account of ________________________________________________________,
account number __________, or, if mailed by check, to ______________________
___________________________________________________________________________
___________________________________________________________________________.
Applicable statements should be mailed to __________________________________
___________________________________________________________________________
___________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

                                   EXHIBIT G

                         FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Trustee in accordance with
Section 4.05:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Delinquencies:
         1-30
         31-60
         61-90
         91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Extraordinary, Deficient Valuation, Debt Reduction)

Kristen Knight
First Security Investor Reporting
150 South Wacker Drive
Chicago, IL  60606-4102
Phone No. 312-425-3281
Fax No.    312-425-4281
kknight@fsir. com

Mary Fonti
Bank One, National Association
153 West 51st Street
New York, NY  10019
Phone No. 212-373-1105
Fax No.    212-373-1383
mary_fonti@bankone.com

                                   EXHIBIT H

                                  [Reserved]

                                   EXHIBIT I

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                           [_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York  10010

          Re:  Pooling and Servicing Agreement ("Pooling and Servicing
               Agreement") relating to  [__________________]   Mortgage-Backed
               Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

         Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                       -----------------------------
                                       Authorized Representative

                                   EXHIBIT J

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York  10010

           Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to [___________________]
                Mortgage-Backed  Pass-Through  Certificates,  Series 200_-___

Ladies and Gentlemen:

         In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan
Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                  BANK ONE, NATIONAL ASSOCIATION,
                                  as Trustee


                                  By:
                                      --------------------------------
                                      Authorized Representative

                                   EXHIBIT K

                          FORM OF REQUEST FOR RELEASE

                                    [date]

To:  Bank One, National Association

         In connection with the administration of the Mortgage Loans held by you as Trustee under Pooling and Servicing Agreement dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____          1.      Mortgage Loan paid in full.
                      (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____          2.      Mortgage Loan repurchased.
                      (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____          3.      The Mortgage Loan is being foreclosed.

____          4.      Other.  (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

         Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                     [NAME OF SERVICER]

                                     By:
                                          -----------------------
                                          Name:
                                          Title:

                                EXHIBIT L

                        FORM OF TRANSFEROR CERTIFICATE
                                    [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Bank One, National Association

                   Re: [________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                       Very truly yours,

                                       ---------------------------
                                       Print Name of Transferor

                                       By:
                                           ------------------------------
                                           Authorized Officer

                                  EXHIBIT M-1

                           FORM OF INVESTMENT LETTER
                                    [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Bank One, National Association

                    Re: [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and


                                    M-1-1

(3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            ------------------------
                                            Print Name of Transferee

                                            By:
                                               --------------------
                                               Authorized Officer









                                    M-1-2

                                  EXHIBIT M-2

                           FORM OF RULE 144A LETTER
                                    [date]


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Bank One, National Association

                    Re: [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, or (ii) if an insurance company, we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further,

                                    M-2-1
understand that such Certificates may be resold, pledged or transferred only
(A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                         Very truly yours,

                                         -----------------
                                         Print Name of Transferee

                                         By:
                                            -----------------
                                            Authorized Officer







                                    M-2-2

                                   EXHIBIT N

               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                      : ss.:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class AR Certificates (the "Class AR Certificates")), a [savings institution] [corporation] duly organized and
existing under the laws of [the State of                 ] [the United States],
on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a

"pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         8. That the Owner's Taxpayer Identification Number is
________________.

         9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         10. That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

         13. That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

         14. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

         15. That the Owner

         (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

         (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         16. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

         17. The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                     [NAME OF OWNER]



                                     By:  ------------------------------
                                          [Name of Officer]
                                          [Title of Officer]
[Corporate Seal]

ATTEST:


---------------------------
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this _____ day of
_______________________.




                                --------------------------------
                                 NOTARY PUBLIC



                                COUNTY OF _______________________

                                STATE OF  _______________________


                                My Commission expires the _____day of
                                   __________________, 20____.

                                   EXHIBIT O

                         FORM OF TRANSFER CERTIFICATE

                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[_____________________]
[_____________________]
[_____________________]

             Re: [_____________________] Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the "Certificates")
                   -----------------------------------------------------------

Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale by _________________ (the "Seller") to ____________________________________ (the
"Purchaser") of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Firstar Bank, N.A., as a seller (a "Seller"), Bank One, National Association, as trustee (the "Trustee"), RBMG, Inc., as a servicer (a "Servicer") and Olympus Servicing L.P., as a servicer (in such capacity, a "Servicer") and as a special servicer (in such capacity, a "Special Servicer"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit K. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

         4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

         5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

         6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                      Very truly yours,


                                      [SELLER]


                                      By:  ____________________________
                                           Name:
                                           Title:

                                   EXHIBIT P

                      FORM OF ESCROW ACCOUNT CERTIFICATE
                                   [On file]

                                   EXHIBIT Q

                         FORM OF ESCROW ACCOUNT LETTER
                                   [On file]

                                   EXHIBIT R

                     FORM OF CERTIFICATE INSURANCE POLICY

                          [On file with the Trustee]

                                   EXHIBIT S

                            FORM OF RMIC PMI POLICY

                          [On file with the Trustee]

                                  Schedule I

                            Mortgage Loan Schedule

                                   (On file)

                                  Schedule II

          Representations and Warranties of the Sellers and Servicers

     A.  Representations and Warranties of DLJMC.
         ----------------------------------------

         (i) DLJMC is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware. DLJMC has all requisite power and authority to enter into the Agreement, and to carry out the transactions contemplated thereby.

         (ii) The execution and delivery by DLJMC of the Agreement and the consummation of the transactions contemplated thereby have each been duly and validly authorized by all necessary action, and the Agreement constitutes a valid and legally binding agreement of DLJMC, enforceable against DLJMC in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (iii) The execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not violate, conflict with, result in a breach of, constitute a default under or be prohibited by, or require any additional approval, waiver or consent under DLJMC's certificate of incorporation or by-laws or any instrument or agreement to which it is a party or by which it is bound or any federal or state law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it.

         (iv) There is no litigation or action at law or in equity pending, or, to its knowledge, threatened against DLJMC and no proceeding or investigation of any kind is pending or, to its knowledge, threatened, by any federal, state or local governmental or administrative body, which could reasonably be expected to materially and adversely affect DLJMC's ability to consummate the transactions contemplated by the Agreement.

     B.  Representations and Warranties of GreenPoint Mortgage Funding, Inc.
         -------------------------------------------------------------------

         (iv) GreenPoint Mortgage Funding, Inc. ("GreenPoint") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (v) GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (vi) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

         (vii) There is no action, suit, proceeding or investigation pending, or to GreenPoint's knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

         (i) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

     C. Representations and Warranties of Washington Mutual Mortgage Securities Corp.
         -------------------------------------------------------------

         (viii) Washington Mutual Mortgage Securities Corp. ("WMMSC") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii) WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

         (iv) There is no action, suit, proceeding or investigation pending, or to WMMSC's knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

         (v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

     D.  Representations and Warranties of RBMG, Inc.
         --------------------------------------------

         (i) RBMG, Inc. ("RBMG") is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by RBMG; RBMG has appropriate corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by RBMG and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of RBMG, subject to applicable law; and all requisite corporate action has been taken by RBMG to make this Agreement valid and binding upon RBMG in accordance with its terms;

         (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of RBMG and will not result in the breach of any term or provision of the articles of incorporation or bylaws of RBMG or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which RBMG or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which RBMG or its property is subject;

         (iii) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by RBMG, constitute and will constitute valid, legal and binding obligations of RBMG, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

         (iv) RBMG is an approved seller/servicer of mortgage loans for Fannie Mae and Freddie Mac and has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. RBMG is, and shall remain for as long as it is servicing the Mortgage Loans hereunder, in good standing to sell and to service mortgage loans for Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make RBMG unable to comply with Fannie Mae and Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

         (v) RBMG does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (vi) Except as disclosed in the following paragraph, there is no action, suit, proceeding or investigation pending, or to RBMG's knowledge, threatened against RBMG that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of RBMG, or in any material impairment of the right or ability of RBMG to carry on its business substantially as now conducted, or in any material liability on the part of RBMG, or that would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of RBMG contemplated herein, or that would be likely to impair materially the ability of RBMG to perform under the terms of this Agreement.

         Resource Bancshares Mortgage Group, Inc., the parent company of RBMG, is currently a defendant to a putative class action case (the "Case") pending in the U.S. District Court for the Middle District of Alabama Northern Division, in which the plaintiffs have expressed an intention to seek inclusion of RBMG as an additional defendant. The Case is captioned as Bettye
W. Perry, Larry D. Chapin, Sony W. Chapin, Johnny H. Harris, Sandra K. Harris and Scassandra McCory, on behalf of themselves and all others similarly situated, vs. Resource Bancshares Mortgage Group, Inc. The Case is a typical "yield spread premium" litigation matter which has become common place and is faced by many members of the residential mortgage lending industry. If included in the Case, RBMG believes it has valid defenses to the allegations and, in any event, RBMG's exposure in the Case is not material if plaintiffs' pending motion for class certification is denied;

         (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by RBMG of or compliance by RBMG with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

         (viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Depositor and the Trustee by RBMG in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

         (ix) RBMG is a member of MERS, in good standing, and current in payment of all fees and assessment imposed by MERS.

     E.  Representations and Warranties of Firstar Bank, N.A.
         ----------------------------------------------------

         (ix) Firstar Bank, N.A. ("Firstar") is national banking association duly organized, validly existing and in good standing under the laws of the United States and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (vi) Firstar has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Firstar enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (vii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Firstar or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Firstar is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Firstar of any court, regulatory body, administrative agency or governmental body having jurisdiction over Firstar.

         (viii) There is no action, suit, proceeding or investigation pending, or to Firstar's knowledge threatened, against Firstar before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Firstar of its obligations under, or the validity or enforceability of, the Agreement.

         (ix) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Firstar of the Agreement or the consummation of the transactions contemplated by the Agreement.

     F.  Representations and Warranties of Olympus Servicing, L.P.
         ---------------------------------------------------------

         (i) Olympus Servicing, L.P. ("Olympus") is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii) Olympus has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Olympus enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii) None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Olympus or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Olympus is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Olympus of any court, regulatory body, administrative agency or governmental body having jurisdiction over Olympus.

         (iv) There is no action, suit, proceeding or investigation pending, or to Olympus' knowledge threatened, against Olympus before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Olympus of its obligations under, or the validity or enforceability of, the Agreement.

         (v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Olympus of the Agreement or the consummation of the transactions contemplated by the Agreement.

                                 Schedule III

            Representations and Warranties as to the Mortgage Loans

     A.  Representations and Warranties of DLJMC, as Seller,
         ----------------------------------------------------
         with respect to the DLJ Loans.
         ------------------------------

         DLJ Mortgage Capital, Inc., as Seller with respect to the DLJ Loans hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor and the Trustee, except as otherwise expressly provided in this Schedule IIIA, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as a seller (a "Seller"), Firstar Bank, N.A., as a seller (a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (a "Servicer"), Olympus Servicing, L.P., as a servicer and special servicer (a "Servicer"), and Bank One, National Association, as trustee (the "Trustee"). Each reference to a "Mortgage Loan" in this Schedule IIIA shall mean a DLJ Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a DLJ Loan.

         (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

         (ii) With respect to a first lien Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a first lien Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

         (iii) All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

         (iv) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

         (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have

                                    III-1
been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Trustee on behalf of the Trust. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

         (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements. Such policy was issued by a generally acceptable insurer. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (viii) Any and all applicable requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

         (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                                    III-2

         (x) With respect to any first lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

         (xi) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of the Seller's knowledge, on the part of any other party involved in the origination of the Mortgage Loan. Except to the extent the Mortgage Loan is subject to completion escrows which have been disclosed to and acknowledged by the Purchaser and which meet the requirements of the applicable underwriting standards, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (xii) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the assignments of mortgage which have been sent for recordation, and upon recordation the Trustee on behalf of the Trust will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Trustee, the Servicer will retain the Servicing File in trust for the Trustee only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Trustee on behalf of the Trust free and clear of any encumbrance, equity,


                                    III-3
lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Trustee on behalf of the Trust will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement;

         (xiii) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

         (xv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

         (xvi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the Fannie Mae Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment or adverse circumstance which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under Fannie Mae or Freddie Mac guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;


                                    III-4

         (xvii) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with all the terms, conditions and requirements of applicable underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at a fixed or an adjustable rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (xviii) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of the Seller's knowledge, there have not been any condemnation proceedings with respect to the Mortgaged Property and to the best of the Seller's knowledge there are no such proceedings scheduled to commence at a future date;

         (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (xx) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

         (xxi) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

         (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) otherwise exempt from such qualification or licensing, or (4) not doing business in such state;

                                    III-5

         (xxiii) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

         (xxiv) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

         (xxv) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans;

         (xxvi) The Mortgagor is not in bankruptcy and, to the best of the Seller's knowledge, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

         (xxvii) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization.

         (xxviii) If required by specific loan programs, a Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

         (xxix) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (xxx) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single


                                    III-6
family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, or a non-warrantable condominium, or a manufactured home, if such manufactured home meets the Fannie Mae and Freddie Mac manufactured housing guidelines, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, to the best of the Seller's knowledge, no portion of the Mortgaged Property has been used for commercial purposes, except for incidental uses which are in accordance with Fannie Mae and Freddie Mac guidelines;

         (xxxi) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

         (xxxii) Certain Mortgage Loans as specified on the Mortgage Loan Schedule may contain a Prepayment Penalty in an amount specified in the related Mortgage Note or Mortgage.

         (xxxiii) As of the date of closing, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities;

         (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

         (xxxv) To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation, to the best of the Seller's knowledge, of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (xxxvi) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (xxxvii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

         (xxxviii) No action has been taken or failed to be taken by the Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or


                                    III-7
defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

         (xxxix) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

         (xl) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

         (xli) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

         (xlii) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

         (xliii) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

         (xliv) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

         (xlv) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent

                                    III-8
and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

         (xlvi) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement.



                                    III-9

     B. Representations and Warranties of GreenPoint, as Seller, with respect to the GreenPoint Loans.
         ---------------------------------------------------------------------

         GreenPoint Mortgage Funding, Inc. ("GreenPoint"), as Seller with respect to the GreenPoint Loans hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee as of the Closing Date. Capitalized terms used but not otherwise defined in this
Schedule IIIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as a seller (a "Seller"), Firstar Bank, N.A., as a seller (a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (a "Servicer"), Olympus Servicing, L.P., as a servicer and special servicer (a "Servicer"), and Bank One, National Association, as trustee (the "Trustee"). Each reference to a "Mortgage Loan" in this Schedule IIIB shall mean a GreenPoint Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a GreenPoint Loan. Each reference to the "Seller" in this Schedule IIIB shall mean GreenPoint, in its capacity as seller of the GreenPoint Loans.

         (i) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes, is complete, true and correct in all material respects as of the Cut-off Date;

         (ii) With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

         (iii) All payments due prior to the Cut-off Date for the Mortgage Loans have been made as of the Closing Date, with respect to each GreenPoint Loan, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no more than one delinquency during the preceding twelve-month period, and such delinquency did not last more than 30 days;

         (iv) There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

         (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have


                                    III-10
been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Trustee. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in
Schedule I; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies;

         (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 3.09 of the Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 3.09 of the Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

         (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                                    III-11

         (x) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same;

         (xi) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (xii) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered for the purpose of servicing and supervising the servicing of the Mortgage Loan. The Mortgage Loan, including the Mortgage


                                    III-12

Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the Agreement and following the sale of the Mortgage Loan, the Trustee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loans. After the Closing Date the Seller will have no right to modify or alter the terms of the sale of such Mortgage Loans and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in the Agreement;

         (xiii) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed or the assignment of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

         (xv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

         (xvi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred


                                    III-13
to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

         (xvii) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with all the terms, conditions and requirements of the Seller's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to FNMA or FHLMC. The Seller is currently selling loans to FNMA and/or FHLMC which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders). The Mortgage Loan bears interest at the Mortgage Rate as set forth in Schedule IC, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (xviii) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

         (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (xx) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

         (xxi) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to FNMA or FHLMC and was made by a Qualified Appraiser;


                                    III-14

         (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

         (xxiii) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

         (xxiv) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

         (xv) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, FNMA/FHLMC requirements relating to buydown loans;

         (xxvi) The Mortgagor is not in bankruptcy and, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

         (xxvii) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization;

         (xxviii) [Reserved];

         (xxix) [Reserved];

         (xxx) [Reserved];

         (xxxi) [Reserved];

         (xxxii) [Reserved];

         (xxxiii) [Reserved];

                                    III-15

         (xxxiv) Except for Mortgage Loans underwritten in accordance with the Lender Paid Mortgage Insurance Policy Program, if a Mortgage Loan has an LTV greater than 85%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Primary Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on
Schedule I is net of any such insurance premium;

         (xxxv) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (xxxvi) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in Schedule I and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date or origination no portion of the Mortgaged Property is used for commercial purposes;

         (xxxvii) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

         (xxxviii) [Reserved];

         (xxxix) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (xl) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative


                                    III-16
housing corporation, such condominium, cooperative or planned unit development project meets Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

         (xli) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (xlii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (xliii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

         (xliiii) No action has been taken or failed to be taken by Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

         (xlv) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

         (xlvi) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related security agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

         (xlvii) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;


                                    III-17

         (xlviii) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

         (il) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

         (l) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

         (li) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
(iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and

         (lii) With respect to any broker fees collected and paid on any of the loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement.


                                    III-18

     C. Representations and Warranties of Firstar, as Seller, with respect to the Firstar Loans.
         ---------------------------------------------------------------------

         Firstar Bank, N.A., as Seller with respect to the Firstar Loans hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor and the Trustee, except as otherwise expressly provided in this Schedule IIIC, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IIIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as a seller (a "Seller"), Firstar Bank, N.A., as a seller (a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (a "Servicer"), Olympus Servicing, L.P., as a servicer and special servicer (a "Servicer"), and Bank One, National Association, as trustee (the "Trustee"). Each reference to a "Mortgage Loan" in this Schedule IIIC shall mean a Firstar Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a Firstar Loan.

         (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

         (ii) With respect to a first lien Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a first lien Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

         (iii) All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

         (iv) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

         (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Trustee on behalf of the Trust. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in

                                    III-19
part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

         (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements. Such policy was issued by a generally acceptable insurer. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (viii) Any and all applicable requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

         (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

         (x) With respect to any first lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed


                                    III-20
to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

         (xi) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of the Seller's knowledge, on the part of any other party involved in the origination of the Mortgage Loan. Except to the extent the Mortgage Loan is subject to completion escrows which have been disclosed to and acknowledged by the Purchaser and which meet the requirements of the applicable underwriting standards, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (xii) The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the assignments of mortgage which have been sent for recordation, and upon recordation the Trustee on behalf of the Trust will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Trustee, the Servicer will retain the Servicing File in trust for the Trustee only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Trustee on behalf of the Trust free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Trustee on behalf of the Trust will own such Mortgage Loan free and clear of any encumbrance, equity,


                                    III-21
participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement;

         (xiii) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

         (xv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

         (xvi) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the Fannie Mae Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment or adverse circumstance which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under Fannie Mae or Freddie Mac guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

         (xvii) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with all the terms, conditions and requirements of applicable underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and


                                    III-22

Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at a fixed or an adjustable rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (xviii) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of the Seller's knowledge, there have not been any condemnation proceedings with respect to the Mortgaged Property and to the best of the Seller's knowledge there are no such proceedings scheduled to commence at a future date;

         (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (xx) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

         (xxi) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

         (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) otherwise exempt from such qualification or licensing, or (4) not doing business in such state;

         (xxiii) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

                                    III-23

         (xxiv) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

         (xxv) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans;

         (xxvi) The Mortgagor is not in bankruptcy and, to the best of the Seller's knowledge, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

         (xxvii) The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization.

         (xxviii) If required by specific loan programs, a Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

         (xxix) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (xxx) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, or a non-warrantable condominium, or a manufactured home, if such manufactured home meets the Fannie Mae and Freddie Mac manufactured housing guidelines, provided, however, that no residence or dwelling is a single


                                    III-24
parcel of real property with a cooperative housing corporation erected thereon, or a mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, to the best of the Seller's knowledge, no portion of the Mortgaged Property has been used for commercial purposes, except for incidental uses which are in accordance with Fannie Mae and Freddie Mac guidelines;

         (xxxi) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

         (xxxii) Certain Mortgage Loans as specified on the Mortgage Loan Schedule may contain a Prepayment Penalty in an amount specified in the related Mortgage Note or Mortgage.

         (xxxiii) As of the date of closing, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities;

         (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the Seller's eligibility requirements as set forth in Seller's underwriting guidelines;

         (xxxv) To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation, to the best of the Seller's knowledge, of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (xxxvi) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (xxxvii) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

         (xxxviii) No action has been taken or failed to be taken by the Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

                                    III-25

         (xxxix) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

         (xl) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

         (xli) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

         (xlii) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

         (xliii) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

         (xliv) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

         (xlv) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be


                                    III-26
observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

         (xlvi) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement.

                                    III-27

     D. Representations and Warranties of WMMSC, as Seller, with respect to the WMMSC Loans.
         --------------------------------------------------------------------

         Washington Mutual Mortgage Securities Corp., as Seller with respect to the WMMSC Loans hereby makes the representations and warranties set forth in this Schedule IIID to the Depositor and the Trustee, except as otherwise expressly provided in this Schedule IIID, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IIID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as a seller (a "Seller"), Firstar Bank, N.A., as a seller (a "Seller"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), RBMG, Inc., as a servicer (a "Servicer"), Olympus Servicing, L.P., as a servicer and special servicer (a "Servicer"), and Bank One, National Association, as trustee (the "Trustee"). Each reference to a "Mortgage Loan" in this Schedule IIID shall mean a WMMSC Loan, and each reference to a "Mortgaged Property" shall mean a Mortgaged Property related to a WMMSC Loan. Each reference to the "Seller" in this Schedule IIID shall mean WMMSC, in its capacity as seller, of the WMMSC Loans.

         (i) The information set forth in the Mortgage Loan Schedule with respect to the WMMSC Loans was true and correct in all material respects at the date or dates respecting which such information is furnished;

         Each Mortgage is a valid and enforceable (subject to clause 0 below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan;
(c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

         WMMSC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

         As of the day prior to the Cut-off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

                                    III-28

         There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

         There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

         Each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

         Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

         Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMMSC;

         Each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMMSC, has done, by act or omission, anything which would impair the coverage of such policy;

         Each Mortgage Loan which had a Loan-to-Value Ratio as of the Closing Date in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

         All policies of insurance required by the Agreement (except for the Mortgage Loans specified in clause 0 above as not having Primary Insurance Policies) have been validly issued and remain in full force and effect, including such policies covering WMMSC;

         Each insurer issuing a Primary Insurance Policy is a Qualified
Insurer;

         Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMMSC;

         The Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

                                    III-29

         Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

         As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

         Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately [o]% (by Stated Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors; approximately [o]% (by Stated Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately [o]% (by Stated Principal Balance) of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and as of the Cut-off Date, approximately [o]% (by Stated Principal Balance) of the Mortgage Loans will be secured by interests in Cooperative Apartments;

         Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

         The Mortgage Loans have been underwritten substantially in accordance with the applicable underwriting standards of either WMMSC or the originator of such Mortgage Loans, as applicable;

         All of the Mortgage Loans have "due-on-sale" clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

         With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

         As of the date of origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately [o]% (by Stated Principal Balance) of the Mortgage Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately [o]% (by Stated Principal Balance) of the Mortgage Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and approximately [o]% (by Stated Principal Balance) of the Mortgage Loans had a Loan-to-Value Ratio at origination greater than 95%;

         Approximately [o]% (by Stated Principal Balance) of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings



                                    III-30
and approximately [o]% (by Stated Principal Balance) of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property;

         Not less than approximately [o]% (by Stated Principal Balance) of the Mortgage Loans were originated under full documentation programs; and

         Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).


                                    III-31

                                  Schedule IV

                            RMIC PMI Mortgage Loans

                                   (on file)

                                  Schedule V


Aggregate PAC Schedule for Class II-A-1, Class II-A-3, Class II-A-24 and Class II-A-27 Certificates

  ----------------------------------------------------
     Date                            Balance
  ----------------------------------------------------
  Initial                            $271,441,000.00
  -------------------------------- -------------------
  25-Jan-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Feb-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Mar-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Apr-02                           271,441,000.00
  ------------------------------ ---------------------
  25-May-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Jun-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Jul-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Aug-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Sep-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Oct-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Nov-02                           271,441,000.00
  ------------------------------ ---------------------
  25-Dec-02                           269,337,835.16
  ------------------------------ ---------------------
  25-Jan-03                           267,117,225.48
  ------------------------------ ---------------------
  25-Feb-03                           264,780,284.29
  ------------------------------ ---------------------
  25-Mar-03                           262,328,200.26
  ------------------------------ ---------------------
  25-Apr-03                           259,762,236.43
  ------------------------------ ---------------------
  25-May-03                           257,083,729.26
  ------------------------------ ---------------------
  25-Jun-03                           254,294,087.44
  ------------------------------ ---------------------
  25-Jul-03                           251,394,790.84
  ------------------------------ ---------------------
  25-Aug-03                           248,387,389.13
  ------------------------------ ---------------------
  25-Sep-03                           245,273,500.54
  ------------------------------ ---------------------
  25-Oct-03                           242,054,810.43
  ------------------------------ ---------------------
  25-Nov-03                           238,733,069.76
  ------------------------------ ---------------------
  25-Dec-03                           235,310,093.62
  ------------------------------ ---------------------
  25-Jan-04                           231,787,759.53
  ------------------------------ ---------------------
  25-Feb-04                           228,168,005.80
  ------------------------------ ---------------------
  25-Mar-04                           224,452,829.73
  ------------------------------ ---------------------
  25-Apr-04                           220,644,285.81
  ------------------------------ ---------------------
  25-May-04                           216,784,914.38
  ------------------------------ ---------------------
  25-Jun-04                           212,951,119.01
  ------------------------------ ---------------------
  25-Jul-04                           209,142,735.18
  ------------------------------ ---------------------
  25-Aug-04                           205,359,599.44
  ------------------------------ ---------------------
  25-Sep-04                           201,601,549.42
  ------------------------------ ---------------------
  25-Oct-04                           197,868,423.79
  ------------------------------ ---------------------
  25-Nov-04                           194,160,062.29
  ------------------------------ ---------------------
  25-Dec-04                           190,476,305.71
  ------------------------------ ---------------------
  25-Jan-05                           186,816,995.85
  ------------------------------ ---------------------
  25-Feb-05                           183,181,975.59
  ------------------------------ ---------------------
  25-Mar-05                           179,571,088.78
  ------------------------------ ---------------------
  25-Apr-05                           175,984,180.34
  ------------------------------ ---------------------
  25-May-05                           172,421,096.17
  ------------------------------ ---------------------
  25-Jun-05                           168,881,683.19
  ------------------------------ ---------------------
  25-Jul-05                           165,365,789.32
  ------------------------------ ---------------------
  25-Aug-05                           161,873,263.46
  ------------------------------ ---------------------
  25-Sep-05                           158,403,955.52
  ------------------------------ ---------------------
  25-Oct-05                           154,957,716.37
  ------------------------------ ---------------------
  25-Nov-05                           151,534,397.86
  ------------------------------ ---------------------
  25-Dec-05                           148,133,852.83
  ------------------------------ ---------------------
  25-Jan-06                           144,755,935.04
  ------------------------------ ---------------------
  25-Feb-06                           141,400,499.24
  ------------------------------ ---------------------
  25-Mar-06                           138,067,401.11
  ------------------------------ ---------------------
  25-Apr-06                           134,756,497.29
  ------------------------------ ---------------------
  25-May-06                           131,467,645.35
  ------------------------------ ---------------------
  25-Jun-06                           128,200,703.78
  ------------------------------ ---------------------
  25-Jul-06                           124,955,532.02
  ------------------------------ ---------------------
  25-Aug-06                           121,731,990.40
  ------------------------------ ---------------------
  25-Sep-06                           118,529,940.19
  ------------------------------ ---------------------
  25-Oct-06                           115,349,243.56
  ------------------------------ ---------------------
  25-Nov-06                           112,189,763.56
  ------------------------------ ---------------------
  25-Dec-06                           109,051,364.18
  ------------------------------ ---------------------
  25-Jan-07                           106,149,802.76
  ------------------------------ ---------------------
  25-Feb-07                           103,268,821.29
  ------------------------------ ---------------------
  25-Mar-07                           100,408,287.23
  ------------------------------ ---------------------
  25-Apr-07                            97,568,068.90
  ------------------------------ ---------------------
  25-May-07                            94,748,035.49
  ------------------------------ ---------------------
  25-Jun-07                            91,948,057.06
  ------------------------------ ---------------------
  25-Jul-07                            89,168,004.51
  ------------------------------ ---------------------
  25-Aug-07                            86,407,749.61
  ------------------------------ ---------------------
  25-Sep-07                            83,667,164.93
  ------------------------------ ---------------------
  25-Oct-07                            80,946,123.94
  ------------------------------ ---------------------
  25-Nov-07                            78,244,500.89
  ------------------------------ ---------------------
  25-Dec-07                            75,562,170.88
  ------------------------------ ---------------------
  25-Jan-08                            72,945,341.68
  ------------------------------ ---------------------
  25-Feb-08                            70,347,220.29
  ------------------------------ ---------------------
  25-Mar-08                            67,767,684.72
  ------------------------------ ---------------------
  25-Apr-08                            65,255,230.10
  ------------------------------ ---------------------
  25-May-08                            62,811,646.98
  ------------------------------ ---------------------
  25-Jun-08                            60,435,238.98
  ------------------------------ ---------------------
  25-Jul-08                            58,124,349.80
  ------------------------------ ---------------------

  ----------------------------------------------------
     Date                            Balance
  ----------------------------------------------------
  25-Aug-08                            55,877,362.24
  ------------------------------ ---------------------
  25-Sep-08                            53,692,697.31
  ------------------------------ ---------------------
  25-Oct-08                            51,568,813.33
  ------------------------------ ---------------------
  25-Nov-08                            49,504,205.11
  ------------------------------ ---------------------
  25-Dec-08                            47,497,403.05
  ------------------------------ ---------------------
  25-Jan-09                            45,815,959.81
  ------------------------------ ---------------------
  25-Feb-09                            44,182,602.61
  ------------------------------ ---------------------
  25-Mar-09                            42,596,088.60
  ------------------------------ ---------------------
  25-Apr-09                            41,055,205.35
  ------------------------------ ---------------------
  25-May-09                            39,558,770.17
  ------------------------------ ---------------------
  25-Jun-09                            38,105,629.39
  ------------------------------ ---------------------
  25-Jul-09                            36,694,657.63
  ------------------------------ ---------------------
  25-Aug-09                            35,324,757.20
  ------------------------------ ---------------------
  25-Sep-09                            33,994,857.36
  ------------------------------ ---------------------
  25-Oct-09                            32,703,913.74
  ------------------------------ ---------------------
  25-Nov-09                            31,450,907.69
  ------------------------------ ---------------------
  25-Dec-09                            30,234,845.67
  ------------------------------ ---------------------
  25-Jan-10                            29,278,810.93
  ------------------------------ ---------------------
  25-Feb-10                            28,349,986.65
  ------------------------------ ---------------------
  25-Mar-10                            27,447,648.84
  ------------------------------ ---------------------
  25-Apr-10                            26,571,091.95
  ------------------------------ ---------------------
  25-May-10                            25,719,628.37
  ------------------------------ ---------------------
  25-Jun-10                            24,892,588.04
  ------------------------------ ---------------------
  25-Jul-10                            24,089,317.95
  ------------------------------ ---------------------
  25-Aug-10                            23,309,181.79
  ------------------------------ ---------------------
  25-Sep-10                            22,551,559.48
  ------------------------------ ---------------------
  25-Oct-10                            21,815,846.81
  ------------------------------ ---------------------
  25-Nov-10                            21,101,455.02
  ------------------------------ ---------------------
  25-Dec-10                            20,407,810.42
  ------------------------------ ---------------------
  25-Jan-11                            19,910,654.21
  ------------------------------ ---------------------
  25-Feb-11                            19,425,342.94
  ------------------------------ ---------------------
  25-Mar-11                            18,951,598.57
  ------------------------------ ---------------------
  25-Apr-11                            18,489,149.53
  ------------------------------ ---------------------
  25-May-11                            18,037,730.56
  ------------------------------ ---------------------
  25-Jun-11                            17,597,082.57
  ------------------------------ ---------------------
  25-Jul-11                            17,166,952.47
  ------------------------------ ---------------------
  25-Aug-11                            16,747,093.08
  ------------------------------ ---------------------
  25-Sep-11                            16,337,262.95
  ------------------------------ ---------------------
  25-Oct-11                            15,937,226.26
  ------------------------------ ---------------------
  25-Nov-11                            15,546,752.66
  ------------------------------ ---------------------
  25-Dec-11                            15,165,617.17
  ------------------------------ ---------------------
  25-Jan-12                            14,793,600.03
  ------------------------------ ---------------------
  25-Feb-12                            14,430,486.61
  ------------------------------ ---------------------
  25-Mar-12                            14,076,067.28
  ------------------------------ ---------------------
  25-Apr-12                            13,730,137.27
  ------------------------------ ---------------------
  25-May-12                            13,392,496.59
  ------------------------------ ---------------------
  25-Jun-12                            13,062,949.91
  ------------------------------ ---------------------
  25-Jul-12                            12,741,306.45
  ------------------------------ ---------------------
  25-Aug-12                            12,427,379.87
  ------------------------------ ---------------------
  25-Sep-12                            12,120,988.18
  ------------------------------ ---------------------
  25-Oct-12                            11,821,953.62
  ------------------------------ ---------------------
  25-Nov-12                            11,530,102.58
  ------------------------------ ---------------------
  25-Dec-12                            11,245,265.51
  ------------------------------ ---------------------
  25-Jan-13                            10,967,276.79
  ------------------------------ ---------------------
  25-Feb-13                            10,695,974.69
  ------------------------------ ---------------------
  25-Mar-13                            10,431,201.23
  ------------------------------ ---------------------
  25-Apr-13                            10,172,802.13
  ------------------------------ ---------------------
  25-May-13                             9,920,626.71
  ------------------------------ ---------------------
  25-Jun-13                             9,674,527.80
  ------------------------------ ---------------------
  25-Jul-13                             9,434,361.68
  ------------------------------ ---------------------
  25-Aug-13                             9,199,987.97
  ------------------------------ ---------------------
  25-Sep-13                             8,971,269.59
  ------------------------------ ---------------------
  25-Oct-13                             8,748,072.65
  ------------------------------ ---------------------
  25-Nov-13                             8,530,266.37
  ------------------------------ ---------------------
  25-Dec-13                             8,317,723.08
  ------------------------------ ---------------------
  25-Jan-14                             8,110,318.03
  ------------------------------ ---------------------
  25-Feb-14                             7,907,929.44
  ------------------------------ ---------------------
  25-Mar-14                             7,710,438.36
  ------------------------------ ---------------------
  25-Apr-14                             7,517,728.61
  ------------------------------ ---------------------
  25-May-14                             7,329,686.74
  ------------------------------ ---------------------
  25-Jun-14                             7,146,201.96
  ------------------------------ ---------------------
  25-Jul-14                             6,967,166.08
  ------------------------------ ---------------------
  25-Aug-14                             6,792,473.41
  ------------------------------ ---------------------
  25-Sep-14                             6,622,020.77
  ------------------------------ ---------------------
  25-Oct-14                             6,455,707.39
  ------------------------------ ---------------------
  25-Nov-14                             6,293,434.85
  ------------------------------ ---------------------
  25-Dec-14                             6,135,107.05
  ------------------------------ ---------------------
  25-Jan-15                             5,980,630.13
  ------------------------------ ---------------------
  25-Feb-15                             5,829,912.45
  ------------------------------ ---------------------
  25-Mar-15                             5,682,864.49
  ------------------------------ ---------------------
  25-Apr-15                             5,539,398.86
  ------------------------------ ---------------------
  25-May-15                             5,399,430.20
  ------------------------------ ---------------------
  25-Jun-15                             5,262,875.16
  ------------------------------ ---------------------
  25-Jul-15                             5,129,652.37
  ------------------------------ ---------------------
  25-Aug-15                             4,999,682.33
  ------------------------------ ---------------------
  25-Sep-15                             4,872,887.43
  ------------------------------ ---------------------
  25-Oct-15                             4,749,191.88
  ------------------------------ ---------------------
  25-Nov-15                             4,628,521.68
  ------------------------------ ---------------------
  25-Dec-15                             4,510,804.56
  ------------------------------ ---------------------
  25-Jan-16                             4,395,969.94
  ------------------------------ ---------------------
  25-Feb-16                             4,283,948.93
  ------------------------------ ---------------------
  25-Mar-16                             4,174,674.22

  ----------------------------------------------------
     Date                            Balance
  ----------------------------------------------------
  25-Apr-16                             4,068,080.13
  ------------------------------ ---------------------
  25-May-16                             3,964,102.48
  ------------------------------ ---------------------
  25-Jun-16                             3,862,678.64
  ------------------------------ ---------------------
  25-Jul-16                             3,763,747.42
  ------------------------------ ---------------------
  25-Aug-16                             3,667,249.11
  ------------------------------ ---------------------
  25-Sep-16                             3,573,125.37
  ------------------------------ ---------------------
  25-Oct-16                             3,481,319.27
  ------------------------------ ---------------------
  25-Nov-16                             3,391,775.18
  ------------------------------ ---------------------
  25-Dec-16                             3,304,438.83
  ------------------------------ ---------------------
  25-Jan-17                             3,219,257.19
  ------------------------------ ---------------------
  25-Feb-17                             3,136,178.50
  ------------------------------ ---------------------
  25-Mar-17                             3,055,152.23
  ------------------------------ ---------------------
  25-Apr-17                             2,976,129.02
  ------------------------------ ---------------------
  25-May-17                             2,899,060.70
  ------------------------------ ---------------------
  25-Jun-17                             2,823,900.22
  ------------------------------ ---------------------
  25-Jul-17                             2,750,601.65
  ------------------------------ ---------------------
  25-Aug-17                             2,679,120.14
  ------------------------------ ---------------------
  25-Sep-17                             2,609,411.91
  ------------------------------ ---------------------
  25-Oct-17                             2,541,434.20
  ------------------------------ ---------------------
  25-Nov-17                             2,475,145.29
  ------------------------------ ---------------------
  25-Dec-17                             2,410,504.41
  ------------------------------ ---------------------
  25-Jan-18                             2,347,471.79
  ------------------------------ ---------------------
  25-Feb-18                             2,286,008.58
  ------------------------------ ---------------------
  25-Mar-18                             2,226,076.85
  ------------------------------ ---------------------
  25-Apr-18                             2,167,639.59
  ------------------------------ ---------------------
  25-May-18                             2,110,660.64
  ------------------------------ ---------------------
  25-Jun-18                             2,055,104.72
  ------------------------------ ---------------------
  25-Jul-18                             2,000,937.37
  ------------------------------ ---------------------
  25-Aug-18                             1,948,124.96
  ------------------------------ ---------------------
  25-Sep-18                             1,896,634.65
  ------------------------------ ---------------------
  25-Oct-18                             1,846,434.38
  ------------------------------ ---------------------
  25-Nov-18                             1,797,492.86
  ------------------------------ ---------------------
  25-Dec-18                             1,749,779.54
  ------------------------------ ---------------------
  25-Jan-19                             1,703,264.58
  ------------------------------ ---------------------
  25-Feb-19                             1,657,918.88
  ------------------------------ ---------------------
  25-Mar-19                             1,613,714.01
  ------------------------------ ---------------------
  25-Apr-19                             1,570,622.22
  ------------------------------ ---------------------
  25-May-19                             1,528,616.41
  ------------------------------ ---------------------
  25-Jun-19                             1,487,670.16
  ------------------------------ ---------------------
  25-Jul-19                             1,447,757.65
  ------------------------------ ---------------------
  25-Aug-19                             1,408,853.68
  ------------------------------ ---------------------
  25-Sep-19                             1,370,933.64
  ------------------------------ ---------------------
  25-Oct-19                             1,333,973.54
  ------------------------------ ---------------------
  25-Nov-19                             1,297,949.93
  ------------------------------ ---------------------
  25-Dec-19                             1,262,839.94
  ------------------------------ ---------------------
  25-Jan-20                             1,228,621.22
  ------------------------------ ---------------------
  25-Feb-20                             1,195,271.99
  ------------------------------ ---------------------
  25-Mar-20                             1,162,770.96
  ------------------------------ ---------------------
  25-Apr-20                             1,131,097.36
  ------------------------------ ---------------------
  25-May-20                             1,100,230.92
  ------------------------------ ---------------------
  25-Jun-20                             1,070,151.86
  ------------------------------ ---------------------
  25-Jul-20                             1,040,840.84
  ------------------------------ ---------------------
  25-Aug-20                             1,012,279.03
  ------------------------------ ---------------------
  25-Sep-20                               984,448.02
  ------------------------------ ---------------------
  25-Oct-20                               957,329.85
  ------------------------------ ---------------------
  25-Nov-20                               930,906.98
  ------------------------------ ---------------------
  25-Dec-20                               905,162.32
  ------------------------------ ---------------------
  25-Jan-21                               880,079.15
  ------------------------------ ---------------------
  25-Feb-21                               855,641.18
  ------------------------------ ---------------------
  25-Mar-21                               831,832.51
  ------------------------------ ---------------------
  25-Apr-21                               808,637.60
  ------------------------------ ---------------------
  25-May-21                               786,041.30
  ------------------------------ ---------------------
  25-Jun-21                               764,028.82
  ------------------------------ ---------------------
  25-Jul-21                               742,585.74
  ------------------------------ ---------------------
  25-Aug-21                               721,697.96
  ------------------------------ ---------------------
  25-Sep-21                               701,351.74
  ------------------------------ ---------------------
  25-Oct-21                               681,533.66
  ------------------------------ ---------------------
  25-Nov-21                               662,230.62
  ------------------------------ ---------------------
  25-Dec-21                               643,429.86
  ------------------------------ ---------------------
  25-Jan-22                               625,118.90
  ------------------------------ ---------------------
  25-Feb-22                               607,285.57
  ------------------------------ ---------------------
  25-Mar-22                               589,918.00
  ------------------------------ ---------------------
  25-Apr-22                               573,004.60
  ------------------------------ ---------------------
  25-May-22                               556,534.06
  ------------------------------ ---------------------
  25-Jun-22                               540,495.35
  ------------------------------ ---------------------
  25-Jul-22                               524,877.69
  ------------------------------ ---------------------
  25-Aug-22                               509,670.59
  ------------------------------ ---------------------
  25-Sep-22                               494,863.78
  ------------------------------ ---------------------
  25-Oct-22                               480,447.26
  ------------------------------ ---------------------
  25-Nov-22                               466,411.26
  ------------------------------ ---------------------
  25-Dec-22                               452,746.27
  ------------------------------ ---------------------
  25-Jan-23                               439,442.99
  ------------------------------ ---------------------
  25-Feb-23                               426,492.34
  ------------------------------ ---------------------
  25-Mar-23                               413,885.47
  ------------------------------ ---------------------
  25-Apr-23                               401,613.76
  ------------------------------ ---------------------
  25-May-23                               389,668.77
  ------------------------------ ---------------------
  25-Jun-23                               378,042.29
  ------------------------------ ---------------------
  25-Jul-23                               366,726.30
  ------------------------------ ---------------------
  25-Aug-23                               355,712.96
  ------------------------------ ---------------------
  25-Sep-23                               344,994.66
  ------------------------------ ---------------------
  25-Oct-23                               334,563.93
  ------------------------------ ---------------------
  25-Nov-23                               324,413.50
  ------------------------------ ---------------------

  ----------------------------------------------------
     Date                            Balance
  ----------------------------------------------------
  25-Dec-23                               314,536.31
  ------------------------------ ---------------------
  25-Jan-24                               304,925.41
  ------------------------------ ---------------------
  25-Feb-24                               295,574.07
  ------------------------------ ---------------------
  25-Mar-24                               286,475.70
  ------------------------------ ---------------------
  25-Apr-24                               277,623.89
  ------------------------------ ---------------------
  25-May-24                               269,012.36
  ------------------------------ ---------------------
  25-Jun-24                               260,635.01
  ------------------------------ ---------------------
  25-Jul-24                               252,485.86
  ------------------------------ ---------------------
  25-Aug-24                               244,559.12
  ------------------------------ ---------------------
  25-Sep-24                               236,849.09
  ------------------------------ ---------------------
  25-Oct-24                               229,350.26
  ------------------------------ ---------------------
  25-Nov-24                               222,057.22
  ------------------------------ ---------------------
  25-Dec-24                               214,964.70
  ------------------------------ ---------------------
  25-Jan-25                               208,067.57
  ------------------------------ ---------------------
  25-Feb-25                               201,360.82
  ------------------------------ ---------------------
  25-Mar-25                               194,839.56
  ------------------------------ ---------------------
  25-Apr-25                               188,499.03
  ------------------------------ ---------------------
  25-May-25                               182,334.57
  ------------------------------ ---------------------
  25-Jun-25                               176,341.66
  ------------------------------ ---------------------
  25-Jul-25                               170,515.87
  ------------------------------ ---------------------
  25-Aug-25                               164,852.88
  ------------------------------ ---------------------
  25-Sep-25                               159,348.49
  ------------------------------ ---------------------
  25-Oct-25                               153,998.60
  ------------------------------ ---------------------
  25-Nov-25                               148,799.21
  ------------------------------ ---------------------
  25-Dec-25                               143,746.41
  ------------------------------ ---------------------
  25-Jan-26                               138,836.40
  ------------------------------ ---------------------
  25-Feb-26                               134,065.47
  ------------------------------ ---------------------
  25-Mar-26                               129,430.00
  ------------------------------ ---------------------
  25-Apr-26                               124,926.45
  ------------------------------ ---------------------
  25-May-26                               120,551.40
  ------------------------------ ---------------------
  25-Jun-26                               116,301.48
  ------------------------------ ---------------------
  25-Jul-26                               112,173.41
  ------------------------------ ---------------------
  25-Aug-26                               108,164.02
  ------------------------------ ---------------------
  25-Sep-26                               104,270.18
  ------------------------------ ---------------------
  25-Oct-26                               100,488.86
  ------------------------------ ---------------------
  25-Nov-26                                96,817.11
  ------------------------------ ---------------------
  25-Dec-26                                93,252.05
  ------------------------------ ---------------------
  25-Jan-27                                89,790.85
  ------------------------------ ---------------------
  25-Feb-27                                86,430.78
  ------------------------------ ---------------------
  25-Mar-27                                83,169.16
  ------------------------------ ---------------------
  25-Apr-27                                80,003.39
  ------------------------------ ---------------------
  25-May-27                                76,930.92
  ------------------------------ ---------------------
  25-Jun-27                                73,949.29
  ------------------------------ ---------------------
  25-Jul-27                                71,056.07
  ------------------------------ ---------------------
  25-Aug-27                                68,248.91
  ------------------------------ ---------------------
  25-Sep-27                                65,525.52
  ------------------------------ ---------------------
  25-Oct-27                                62,883.66
  ------------------------------ ---------------------
  25-Nov-27                                60,321.15
  ------------------------------ ---------------------
  25-Dec-27                                57,835.85
  ------------------------------ ---------------------
  25-Jan-28                                55,425.71
  ------------------------------ ---------------------
  25-Feb-28                                53,088.70
  ------------------------------ ---------------------
  25-Mar-28                                50,822.85
  ------------------------------ ---------------------
  25-Apr-28                                48,626.25
  ------------------------------ ---------------------
  25-May-28                                46,497.01
  ------------------------------ ---------------------
  25-Jun-28                                44,433.33
  ------------------------------ ---------------------
  25-Jul-28                                42,433.42
  ------------------------------ ---------------------
  25-Aug-28                                40,495.56
  ------------------------------ ---------------------
  25-Sep-28                                38,618.05
  ------------------------------ ---------------------
  25-Oct-28                                36,799.25
  ------------------------------ ---------------------
  25-Nov-28                                35,037.56
  ------------------------------ ---------------------
  25-Dec-28                                33,331.42
  ------------------------------ ---------------------
  25-Jan-29                                31,679.30
  ------------------------------ ---------------------
  25-Feb-29                                30,079.73
  ------------------------------ ---------------------
  25-Mar-29                                28,531.25
  ------------------------------ ---------------------
  25-Apr-29                                27,032.46
  ------------------------------ ---------------------
  25-May-29                                25,582.00
  ------------------------------ ---------------------
  25-Jun-29                                24,178.51
  ------------------------------ ---------------------
  25-Jul-29                                22,820.71
  ------------------------------ ---------------------
  25-Aug-29                                21,507.31
  ------------------------------ ---------------------
  25-Sep-29                                20,237.09
  ------------------------------ ---------------------
  25-Oct-29                                19,008.85
  ------------------------------ ---------------------
  25-Nov-29                                17,821.40
  ------------------------------ ---------------------
  25-Dec-29                                16,673.60
  ------------------------------ ---------------------
  25-Jan-30                                15,564.35
  ------------------------------ ---------------------
  25-Feb-30                                14,492.56
  ------------------------------ ---------------------
  25-Mar-30                                13,457.17
  ------------------------------ ---------------------
  25-Apr-30                                12,457.15
  ------------------------------ ---------------------
  25-May-30                                11,491.50
  ------------------------------ ---------------------
  25-Jun-30                                10,559.25
  ------------------------------ ---------------------
  25-Jul-30                                 9,659.44
  ------------------------------ ---------------------
  25-Aug-30                                 8,791.15
  ------------------------------ ---------------------
  25-Sep-30                                 7,953.48
  ------------------------------ ---------------------
  25-Oct-30                                 7,145.55
  ------------------------------ ---------------------
  25-Nov-30                                 6,366.50
  ------------------------------ ---------------------
  25-Dec-30                                 5,615.50
  ------------------------------ ---------------------
  25-Jan-31                                 4,891.74
  ------------------------------ ---------------------
  25-Feb-31                                 4,194.44
  ------------------------------ ---------------------
  25-Mar-31                                 3,522.82
  ------------------------------ ---------------------
  25-Apr-31                                 2,876.13
  ------------------------------ ---------------------
  25-May-31                                 2,253.65
  ------------------------------ ---------------------
  25-Jun-31                                 1,654.66
  ------------------------------ ---------------------
  25-Jul-31                                 1,078.48

  ----------------------------------------------------
     Date                            Balance
  ----------------------------------------------------
  25-Aug-31                                   524.44
  ------------------------------ ---------------------
  25-Sep-31 and thereafter                      0.00
  ------------------------------ ---------------------

                               Schedule VI


             Aggregate PAC Schedule for Class II-A-7 Certificates




  ------------------------------ ---------------------
              Date                     Balance
  ------------------------------ ---------------------
  Initial                            $50,815,000.00
  ------------------------------ ---------------------
  25-Jan-02                           50,114,534.12
  ------------------------------ ---------------------
  25-Feb-02                           49,293,447.42
  ------------------------------ ---------------------
  25-Mar-02                           48,351,970.94
  ------------------------------ ---------------------
  25-Apr-02                           47,290,428.18
  ------------------------------ ---------------------
  25-May-02                           46,109,235.14
  ------------------------------ ---------------------
  25-Jun-02                           44,808,900.24
  ------------------------------ ---------------------
  25-Jul-02                           43,390,024.21
  ------------------------------ ---------------------
  25-Aug-02                           41,853,299.79
  ------------------------------ ---------------------
  25-Sep-02                           40,199,511.27
  ------------------------------ ---------------------
  25-Oct-02                           38,429,534.04
  ------------------------------ ---------------------
  25-Nov-02                           36,544,333.90
  ------------------------------ ---------------------
  25-Dec-02                           36,243,957.57
  ------------------------------ ---------------------
  25-Jan-03                           35,925,433.03
  ------------------------------ ---------------------
  25-Feb-03                           35,589,092.95
  ------------------------------ ---------------------
  25-Mar-03                           35,235,295.80
  ------------------------------ ---------------------
  25-Apr-03                           34,864,425.42
  ------------------------------ ---------------------
  25-May-03                           34,476,890.46
  ------------------------------ ---------------------
  25-Jun-03                           34,073,123.83
  ------------------------------ ---------------------
  25-Jul-03                           33,653,582.10
  ------------------------------ ---------------------
  25-Aug-03                           33,218,744.79
  ------------------------------ ---------------------
  25-Sep-03                           32,769,113.74
  ------------------------------ ---------------------
  25-Oct-03                           32,305,212.28
  ------------------------------ ---------------------
  25-Nov-03                           31,827,584.53
  ------------------------------ ---------------------
  25-Dec-03                           31,336,794.50
  ------------------------------ ---------------------
  25-Jan-04                           30,833,425.26
  ------------------------------ ---------------------
  25-Feb-04                           30,318,078.05
  ------------------------------ ---------------------
  25-Mar-04                           29,791,371.31
  ------------------------------ ---------------------
  25-Apr-04                           29,253,939.72
  ------------------------------ ---------------------
  25-May-04                           28,712,764.22
  ------------------------------ ---------------------
  25-Jun-04                           28,179,987.33
  ------------------------------ ---------------------
  25-Jul-04                           27,655,510.41
  ------------------------------ ---------------------
  25-Aug-04                           27,139,235.77
  ------------------------------ ---------------------
  25-Sep-04                           26,631,066.63
  ------------------------------ ---------------------
  25-Oct-04                           26,130,907.13
  ------------------------------ ---------------------
  25-Nov-04                           25,638,662.35
  ------------------------------ ---------------------
  25-Dec-04                           25,154,238.23
  ------------------------------ ---------------------
  25-Jan-05                           24,677,541.64
  ------------------------------ ---------------------
  25-Feb-05                           24,208,480.30
  ------------------------------ ---------------------
  25-Mar-05                           23,746,962.85
  ------------------------------ ---------------------
  25-Apr-05                           23,292,898.75
  ------------------------------ ---------------------
  25-May-05                           22,846,198.37
  ------------------------------ ---------------------
  25-Jun-05                           22,406,772.90
  ------------------------------ ---------------------
  25-Jul-05                           21,974,534.38
  ------------------------------ ---------------------
  25-Aug-05                           21,549,395.70
  ------------------------------ ---------------------
  25-Sep-05                           21,131,270.57
  ------------------------------ ---------------------
  25-Oct-05                           20,720,073.52
  ------------------------------ ---------------------
  25-Nov-05                           20,315,719.91
  ------------------------------ ---------------------
  25-Dec-05                           19,918,125.88
  ------------------------------ ---------------------
  25-Jan-06                           19,527,208.40
  ------------------------------ ---------------------
  25-Feb-06                           19,142,885.21
  ------------------------------ ---------------------
  25-Mar-06                           18,765,074.84
  ------------------------------ ---------------------
  25-Apr-06                           18,393,696.60
  ------------------------------ ---------------------
  25-May-06                           18,028,670.57
  ------------------------------ ---------------------
  25-Jun-06                           17,669,917.59
  ------------------------------ ---------------------
  25-Jul-06                           17,317,359.25
  ------------------------------ ---------------------
  25-Aug-06                           16,970,917.91
  ------------------------------ ---------------------
  25-Sep-06                           16,630,516.64
  ------------------------------ ---------------------
  25-Oct-06                           16,296,079.28
  ------------------------------ ---------------------
  25-Nov-06                           15,967,530.36
  ------------------------------ ---------------------
  25-Dec-06                           15,644,795.16
  ------------------------------ ---------------------
  25-Jan-07                           15,352,191.73
  ------------------------------ ---------------------
  25-Feb-07                           15,065,088.22
  ------------------------------ ---------------------
  25-Mar-07                           14,783,412.22
  ------------------------------ ---------------------
  25-Apr-07                           14,507,092.02
  ------------------------------ ---------------------
  25-May-07                           14,236,056.57
  ------------------------------ ---------------------
  25-Jun-07                           13,970,235.53
  ------------------------------ ---------------------
  25-Jul-07                           13,709,559.21
  ------------------------------ ---------------------
  25-Aug-07                           13,453,958.61
  ------------------------------ ---------------------
  25-Sep-07                           13,203,365.35
  ------------------------------ ---------------------
  25-Oct-07                           12,957,711.74
  ------------------------------ ---------------------
  25-Nov-07                           12,716,930.73
  ------------------------------ ---------------------
  25-Dec-07                           12,480,955.90
  ------------------------------ ---------------------
  25-Jan-08                           12,257,319.37
  ------------------------------ ---------------------
  25-Feb-08                           12,038,260.11
  ------------------------------ ---------------------
  25-Mar-08                           11,823,714.17
  ------------------------------ ---------------------
  25-Apr-08                           11,574,344.70
  ------------------------------ ---------------------
  25-May-08                           11,288,545.28
  ------------------------------ ---------------------
  25-Jun-08                           10,967,527.56
  ------------------------------ ---------------------
  25-Jul-08                           10,612,472.04
  ------------------------------ ---------------------

  ------------------------------ ---------------------
              Date                     Balance
  ------------------------------ ---------------------
  25-Aug-08                           10,224,528.87
  ------------------------------ ---------------------
  25-Sep-08                            9,804,818.54
  ------------------------------ ---------------------
  25-Oct-08                            9,354,432.59
  ------------------------------ ---------------------
  25-Nov-08                            8,884,814.80
  ------------------------------ ---------------------
  25-Dec-08                            8,408,333.62
  ------------------------------ ---------------------
  25-Jan-09                            7,874,268.39
  ------------------------------ ---------------------
  25-Feb-09                            7,336,559.13
  ------------------------------ ---------------------
  25-Mar-09                            6,795,564.19
  ------------------------------ ---------------------
  25-Apr-09                            6,251,628.51
  ------------------------------ ---------------------
  25-May-09                            5,705,084.00
  ------------------------------ ---------------------
  25-Jun-09                            5,156,249.94
  ------------------------------ ---------------------
  25-Jul-09                            4,605,433.33
  ------------------------------ ---------------------
  25-Aug-09                            4,052,929.27
  ------------------------------ ---------------------
  25-Sep-09                            3,499,021.32
  ------------------------------ ---------------------
  25-Oct-09                            2,943,981.83
  ------------------------------ ---------------------
  25-Nov-09                            2,388,072.28
  ------------------------------ ---------------------
  25-Dec-09                            1,831,543.61
  ------------------------------ ---------------------
  25-Jan-10                            1,238,418.68
  ------------------------------ ---------------------
  25-Feb-10                              647,666.48
  ------------------------------ ---------------------
  25-Mar-10                               59,418.24
  ------------------------------ ---------------------
  25-Apr-10 and thereafter                     0.00
  ------------------------------ ---------------------

                                 Schedule VII


             Aggregate PAC Schedule for Class II-A-15 Certificates



  ------------------------------ ---------------------
              Date                     Balance
  ------------------------------ ---------------------
  Initial                             $6,806,000.00
  ------------------------------ ---------------------
  25-Jan-02                            6,709,442.20
  ------------------------------ ---------------------
  25-Feb-02                            6,595,283.15
  ------------------------------ ---------------------
  25-Mar-02                            6,463,556.82
  ------------------------------ ---------------------
  25-Apr-02                            6,314,310.69
  ------------------------------ ---------------------
  25-May-02                            6,147,605.76
  ------------------------------ ---------------------
  25-Jun-02                            5,963,516.55
  ------------------------------ ---------------------
  25-Jul-02                            5,762,131.07
  ------------------------------ ---------------------
  25-Aug-02                            5,543,550.79
  ------------------------------ ---------------------
  25-Sep-02                            5,307,890.55
  ------------------------------ ---------------------
  25-Oct-02                            5,055,278.53
  ------------------------------ ---------------------
  25-Nov-02                            4,785,856.12
  ------------------------------ ---------------------
  25-Dec-02                            4,748,161.42
  ------------------------------ ---------------------
  25-Jan-03                            4,707,848.52
  ------------------------------ ---------------------
  25-Feb-03                            4,664,966.27
  ------------------------------ ---------------------
  25-Mar-03                            4,619,567.25
  ------------------------------ ---------------------
  25-Apr-03                            4,571,707.80
  ------------------------------ ---------------------
  25-May-03                            4,521,447.84
  ------------------------------ ---------------------
  25-Jun-03                            4,468,850.88
  ------------------------------ ---------------------
  25-Jul-03                            4,413,983.85
  ------------------------------ ---------------------
  25-Aug-03                            4,356,917.07
  ------------------------------ ---------------------
  25-Sep-03                            4,297,724.11
  ------------------------------ ---------------------
  25-Oct-03                            4,236,481.69
  ------------------------------ ---------------------
  25-Nov-03                            4,173,269.55
  ------------------------------ ---------------------
  25-Dec-03                            4,108,170.36
  ------------------------------ ---------------------
  25-Jan-04                            4,041,269.57
  ------------------------------ ---------------------
  25-Feb-04                            3,972,655.30
  ------------------------------ ---------------------
  25-Mar-04                            3,902,418.15
  ------------------------------ ---------------------
  25-Apr-04                            3,830,651.15
  ------------------------------ ---------------------
  25-May-04                            3,758,375.06
  ------------------------------ ---------------------
  25-Jun-04                            3,687,365.29
  ------------------------------ ---------------------
  25-Jul-04                            3,617,607.63
  ------------------------------ ---------------------
  25-Aug-04                            3,549,088.02
  ------------------------------ ---------------------
  25-Sep-04                            3,481,792.51
  ------------------------------ ---------------------
  25-Oct-04                            3,415,707.33
  ------------------------------ ---------------------
  25-Nov-04                            3,350,818.82
  ------------------------------ ---------------------
  25-Dec-04                            3,287,113.44
  ------------------------------ ---------------------
  25-Jan-05                            3,224,577.80
  ------------------------------ ---------------------
  25-Feb-05                            3,163,198.65
  ------------------------------ ---------------------
  25-Mar-05                            3,102,962.85
  ------------------------------ ---------------------
  25-Apr-05                            3,043,857.39
  ------------------------------ ---------------------
  25-May-05                            2,985,869.39
  ------------------------------ ---------------------
  25-Jun-05                            2,928,986.11
  ------------------------------ ---------------------
  25-Jul-05                            2,873,194.91
  ------------------------------ ---------------------
  25-Aug-05                            2,818,483.29
  ------------------------------ ---------------------
  25-Sep-05                            2,764,838.88
  ------------------------------ ---------------------
  25-Oct-05                            2,712,249.41
  ------------------------------ ---------------------
  25-Nov-05                            2,660,702.75
  ------------------------------ ---------------------
  25-Dec-05                            2,610,186.87
  ------------------------------ ---------------------
  25-Jan-06                            2,560,689.87
  ------------------------------ ---------------------
  25-Feb-06                            2,512,199.98
  ------------------------------ ---------------------
  25-Mar-06                            2,464,705.51
  ------------------------------ ---------------------
  25-Apr-06                            2,418,194.92
  ------------------------------ ---------------------
  25-May-06                            2,372,656.77
  ------------------------------ ---------------------
  25-Jun-06                            2,328,079.74
  ------------------------------ ---------------------
  25-Jul-06                            2,284,452.60
  ------------------------------ ---------------------
  25-Aug-06                            2,241,764.25
  ------------------------------ ---------------------
  25-Sep-06                            2,200,003.71
  ------------------------------ ---------------------
  25-Oct-06                            2,159,160.08
  ------------------------------ ---------------------
  25-Nov-06                            2,119,222.59
  ------------------------------ ---------------------
  25-Dec-06                            2,080,180.56
  ------------------------------ ---------------------
  25-Jan-07                            2,045,589.43
  ------------------------------ ---------------------
  25-Feb-07                            2,011,848.41
  ------------------------------ ---------------------
  25-Mar-07                            1,978,947.16
  ------------------------------ ---------------------
  25-Apr-07                            1,946,875.47
  ------------------------------ ---------------------
  25-May-07                            1,915,623.21
  ------------------------------ ---------------------
  25-Jun-07                            1,885,180.36
  ------------------------------ ---------------------
  25-Jul-07                            1,855,537.00
  ------------------------------ ---------------------
  25-Aug-07                            1,826,683.30
  ------------------------------ ---------------------
  25-Sep-07                            1,798,609.54
  ------------------------------ ---------------------
  25-Oct-07                            1,771,306.09
  ------------------------------ ---------------------
  25-Nov-07                            1,744,763.42
  ------------------------------ ---------------------
  25-Dec-07                            1,718,972.09
  ------------------------------ ---------------------
  25-Jan-08                            1,695,033.53
  ------------------------------ ---------------------
  25-Feb-08                            1,671,813.40
  ------------------------------ ---------------------
  25-Mar-08                            1,649,302.62
  ------------------------------ ---------------------
  25-Apr-08                            1,621,750.63
  ------------------------------ ---------------------
  25-May-08                            1,588,922.86
  ------------------------------ ---------------------
  25-Jun-08                            1,550,996.73
  ------------------------------ ---------------------
  25-Jul-08                            1,508,145.10
  ------------------------------ ---------------------
  25-Aug-08                            1,460,536.41
  ------------------------------ ---------------------
  25-Sep-08                            1,408,334.75
  ------------------------------ ---------------------

                                    VII-1

  ------------------------------ ---------------------
              Date                     Balance
  ------------------------------ ---------------------
  25-Oct-08                            1,351,699.99
  ------------------------------ ---------------------
  25-Nov-08                            1,292,305.44
  ------------------------------ ---------------------
  25-Dec-08                            1,231,959.59
  ------------------------------ ---------------------
  25-Jan-09                            1,163,247.64
  ------------------------------ ---------------------
  25-Feb-09                            1,094,055.64
  ------------------------------ ---------------------
  25-Mar-09                            1,024,436.26
  ------------------------------ ---------------------
  25-Apr-09                              954,440.24
  ------------------------------ ---------------------
  25-May-09                              884,116.39
  ------------------------------ ---------------------
  25-Jun-09                              813,511.71
  ------------------------------ ---------------------
  25-Jul-09                              742,671.36
  ------------------------------ ---------------------
  25-Aug-09                              671,638.80
  ------------------------------ ---------------------
  25-Sep-09                              600,455.80
  ------------------------------ ---------------------
  25-Oct-09                              529,162.46
  ------------------------------ ---------------------
  25-Nov-09                              457,797.34
  ------------------------------ ---------------------
  25-Dec-09                              386,397.43
  ------------------------------ ---------------------
  25-Jan-10                              309,703.37
  ------------------------------ ---------------------
  25-Feb-10                              233,412.53
  ------------------------------ ---------------------
  25-Mar-10                              157,544.44
  ------------------------------ ---------------------
  25-Apr-10                               82,117.56
  ------------------------------ ---------------------
  25-May-10                                7,149.43
  ------------------------------ ---------------------
  25-Jun-10 and thereafter                     0.00
  ------------------------------ ---------------------



                                    VII-2

                                 Schedule VIII

         Aggregate TAC Schedule for Class II-A-7 and TAC Certificates



--------------------- --------------------------------
        Date                      Balance
--------------------- --------------------------------
Initial                  $185,072,297.00
--------------------- --------------------------------
25-Jan-02                 184,091,635.80
--------------------- --------------------------------
                          182,870,783.85
--------------------- --------------------------------
25-Mar-02                 181,410,088.98
--------------------- --------------------------------
25-Apr-02                 179,710,263.66
--------------------- --------------------------------
25-May-02                 177,772,386.95
--------------------- --------------------------------
25-Jun-02                 175,597,905.46
--------------------- --------------------------------
25-Jul-02                 173,188,633.44
--------------------- --------------------------------
25-Aug-02                 170,546,751.93
--------------------- --------------------------------
25-Sep-02                 167,674,806.99
--------------------- --------------------------------
25-Oct-02                 164,575,706.98
--------------------- --------------------------------
25-Nov-02                 161,252,718.87
--------------------- --------------------------------
25-Dec-02                 159,408,454.91
--------------------- --------------------------------
25-Jan-03                 157,442,768.32
--------------------- --------------------------------
25-Feb-03                 155,359,071.13
--------------------- --------------------------------
25-Mar-03                 153,161,049.11
--------------------- --------------------------------
25-Apr-03                 150,852,654.11
--------------------- --------------------------------
25-May-03                 148,438,095.71
--------------------- --------------------------------
25-Jun-03                 145,921,831.96
--------------------- --------------------------------
25-Jul-03                 143,308,559.36
--------------------- --------------------------------
25-Aug-03                 140,603,202.08
--------------------- --------------------------------
25-Sep-03                 137,810,900.48
--------------------- --------------------------------
25-Oct-03                 134,936,998.82
--------------------- --------------------------------
25-Nov-03                 131,987,032.45
--------------------- --------------------------------
25-Dec-03                 128,966,714.20
--------------------- --------------------------------
25-Jan-04                 125,881,920.35
--------------------- --------------------------------
25-Feb-04                 122,738,675.91
--------------------- --------------------------------
25-Mar-04                 119,543,139.51
--------------------- --------------------------------
25-Apr-04                 116,301,587.74
--------------------- --------------------------------
25-May-04                 113,063,409.16
--------------------- --------------------------------
25-Jun-04                 109,911,971.07
--------------------- --------------------------------
25-Jul-04                 106,845,599.96
--------------------- --------------------------------
25-Aug-04                 103,862,651.46
--------------------- --------------------------------
25-Sep-04                 100,961,509.93
--------------------- --------------------------------
25-Oct-04                  98,140,587.89
--------------------- --------------------------------
25-Nov-04                  95,398,325.60
--------------------- --------------------------------
25-Dec-04                  92,733,190.59
--------------------- --------------------------------
25-Jan-05                  90,143,677.17
--------------------- --------------------------------
25-Feb-05                  87,628,306.01
--------------------- --------------------------------
25-Mar-05                  85,185,623.68
--------------------- --------------------------------
25-Apr-05                  82,814,202.20
--------------------- --------------------------------
25-May-05                  80,512,638.64
--------------------- --------------------------------
25-Jun-05                  78,279,554.66
--------------------- --------------------------------
25-Jul-05                  76,113,596.13
--------------------- --------------------------------
25-Aug-05                  74,013,432.70
--------------------- --------------------------------
25-Sep-05                  71,977,757.41
--------------------- --------------------------------
25-Oct-05                  70,005,286.27
--------------------- --------------------------------
25-Nov-05                  68,094,757.90
--------------------- --------------------------------
25-Dec-05                  66,244,933.13
--------------------- --------------------------------
25-Jan-06                  64,454,594.63
--------------------- --------------------------------
25-Feb-06                  62,722,546.54
--------------------- --------------------------------
25-Mar-06                  61,047,614.11
--------------------- --------------------------------
25-Apr-06                  59,428,643.32
--------------------- --------------------------------
25-May-06                  57,864,500.57
--------------------- --------------------------------
25-Jun-06                  56,354,072.29
--------------------- --------------------------------
25-Jul-06                  54,896,264.62
--------------------- --------------------------------
25-Aug-06                  53,490,003.09
--------------------- --------------------------------
25-Sep-06                  52,134,232.27
--------------------- --------------------------------
25-Oct-06                  50,827,915.44
--------------------- --------------------------------
25-Nov-06                  49,570,034.30
--------------------- --------------------------------
25-Dec-06                  48,359,588.63
--------------------- --------------------------------
25-Jan-07                  47,374,582.28
--------------------- --------------------------------
25-Feb-07                  46,433,382.70
--------------------- --------------------------------
25-Mar-07                  45,535,049.55
--------------------- --------------------------------
25-Apr-07                  44,678,659.37
--------------------- --------------------------------
25-May-07                  43,863,305.21
--------------------- --------------------------------
25-Jun-07                  43,088,096.43
--------------------- --------------------------------
25-Jul-07                  42,352,158.37
--------------------- --------------------------------
25-Aug-07                  41,654,632.13
--------------------- --------------------------------
25-Sep-07                  40,994,674.22
--------------------- --------------------------------
25-Oct-07                  40,371,456.38
--------------------- --------------------------------
25-Nov-07                  39,784,165.27
--------------------- --------------------------------
25-Dec-07                  39,232,002.22
--------------------- --------------------------------
25-Jan-08                  38,768,212.97
--------------------- --------------------------------
25-Feb-08                  38,336,968.87
--------------------- --------------------------------
25-Mar-08                  37,937,524.68
--------------------- --------------------------------
25-Apr-08                  37,529,875.24
--------------------- --------------------------------
25-May-08                  37,111,758.60
--------------------- --------------------------------
25-Jun-08                  36,683,743.42
--------------------- --------------------------------
25-Jul-08                  36,246,379.55
--------------------- --------------------------------
25-Aug-08                  35,800,198.58
--------------------- --------------------------------
25-Sep-08                  35,345,714.36
--------------------- --------------------------------

                                    VIII-1

--------------------- --------------------------------
        Date                      Balance
--------------------- --------------------------------
25-Oct-08                  34,883,423.45
--------------------- --------------------------------
25-Nov-08                  34,413,805.66
--------------------- --------------------------------
25-Dec-08                  33,937,324.48
--------------------- --------------------------------
25-Jan-09                  33,403,259.25
--------------------- --------------------------------
25-Feb-09                  32,865,549.99
--------------------- --------------------------------
25-Mar-09                  32,324,555.05
--------------------- --------------------------------
25-Apr-09                  31,780,619.37
--------------------- --------------------------------
25-May-09                  31,234,074.86
--------------------- --------------------------------
25-Jun-09                  30,685,240.80
--------------------- --------------------------------
25-Jul-09                  30,134,424.19
--------------------- --------------------------------
25-Aug-09                  29,581,920.13
--------------------- --------------------------------
25-Sep-09                  29,028,012.18
--------------------- --------------------------------
25-Oct-09                  28,472,972.69
--------------------- --------------------------------
25-Nov-09                  27,917,063.14
--------------------- --------------------------------
25-Dec-09                  27,360,534.47
--------------------- --------------------------------
25-Jan-10                  26,767,409.54
--------------------- --------------------------------
25-Feb-10                  26,176,657.34
--------------------- --------------------------------
25-Mar-10                  25,588,409.10
--------------------- --------------------------------
25-Apr-10                  25,002,789.13
--------------------- --------------------------------
25-May-10                  24,419,915.08
--------------------- --------------------------------
25-Jun-10                  23,839,898.16
--------------------- --------------------------------
25-Jul-10                  23,262,843.33
--------------------- --------------------------------
25-Aug-10                  22,688,849.53
--------------------- --------------------------------
25-Sep-10                  22,118,009.89
--------------------- --------------------------------
25-Oct-10                  21,550,411.89
--------------------- --------------------------------
25-Nov-10                  20,986,137.60
--------------------- --------------------------------
25-Dec-10                  20,425,263.84
--------------------- --------------------------------
25-Jan-11                  19,846,474.38
--------------------- --------------------------------
25-Feb-11                  19,273,520.33
--------------------- --------------------------------
25-Mar-11                  18,706,354.54
--------------------- --------------------------------
25-Apr-11                  18,144,929.18
--------------------- --------------------------------
25-May-11                  17,589,195.75
--------------------- --------------------------------
25-Jun-11                  17,039,105.13
--------------------- --------------------------------
25-Jul-11                  16,494,607.61
--------------------- --------------------------------
25-Aug-11                  15,955,652.99
--------------------- --------------------------------
25-Sep-11                  15,422,190.52
25-Oct-11                  14,894,169.04
--------------------- --------------------------------
25-Nov-11                  14,371,536.93
--------------------- --------------------------------
25-Dec-11                  13,854,242.21
--------------------- --------------------------------
25-Jan-12                  13,342,232.54
--------------------- --------------------------------
25-Feb-12                  12,835,455.25
--------------------- --------------------------------
25-Mar-12                  12,333,857.40
--------------------- --------------------------------
25-Apr-12                  11,837,385.79
--------------------- --------------------------------
25-May-12                  11,345,986.97
--------------------- --------------------------------
25-Jun-12                  10,859,607.31
--------------------- --------------------------------
25-Jul-12                  10,378,193.01
--------------------- --------------------------------
25-Aug-12                   9,901,690.11
--------------------- --------------------------------
25-Sep-12                   9,430,044.53
--------------------- --------------------------------
25-Oct-12                   8,963,202.11
--------------------- --------------------------------
25-Nov-12                   8,501,108.60
--------------------- --------------------------------
25-Dec-12                   8,043,709.70
--------------------- --------------------------------
25-Jan-13                   7,590,951.09
--------------------- --------------------------------
25-Feb-13                   7,142,778.42
--------------------- --------------------------------
25-Mar-13                   6,699,137.38
--------------------- --------------------------------
25-Apr-13                   6,259,973.67
--------------------- --------------------------------
25-May-13                   5,825,233.04
--------------------- --------------------------------
25-Jun-13                   5,394,861.32
--------------------- --------------------------------
25-Jul-13                   4,968,804.40
--------------------- --------------------------------
25-Aug-13                   4,547,008.28
--------------------- --------------------------------
25-Sep-13                   4,129,419.10
--------------------- --------------------------------
25-Oct-13                   3,715,983.08
--------------------- --------------------------------
25-Nov-13                   3,306,646.62
--------------------- --------------------------------
25-Dec-13                   2,901,356.27
--------------------- --------------------------------
25-Jan-14                   2,500,058.74
--------------------- --------------------------------
25-Feb-14                   2,102,700.94
--------------------- --------------------------------
25-Mar-14                   1,709,229.95
--------------------- --------------------------------
25-Apr-14                   1,319,593.08
--------------------- --------------------------------
25-May-14                     933,737.84
--------------------- --------------------------------
25-Jun-14                     551,611.98
--------------------- --------------------------------
25-Jul-14                     173,163.47
--------------------- --------------------------------
25-Aug-14 and                       0.00
thereafter
--------------------- --------------------------------



                                    VIII-2